UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF
REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-7616

Nuveen Missouri Premium Income Municipal Fund
(Exact name of registrant as specified in charter)

Nuveen Investments
333 West Wacker Drive
Chicago, IL 60606
(Address of principal executive offices) (Zip code)

Kevin J. McCarthy
Nuveen Investments
333 West Wacker Drive
Chicago, IL 60606
(Name and address of agent for service)

Registrant's telephone number, including area code: (312) 917-7700

Date of fiscal year end: May 31

Date of reporting period: May 31, 2011

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

Closed-End Funds

Nuveen Investments Municipal Closed-End Funds

It's not what you earn, it's what you keep.®

Annual Report
May 31, 2011

Nuveen Connecticut Premium Income Municipal Fund
NTC

Nuveen Connecticut Dividend Advantage Municipal Fund
NFC

Nuveen Connecticut Dividend Advantage Municipal Fund 2
NGK

Nuveen Connecticut Dividend Advantage Municipal Fund 3
NGO

Nuveen Massachusetts Premium Income Municipal Fund
NMT

Nuveen Massachusetts Dividend Advantage Municipal Fund
NMB

Nuveen Insured Massachusetts Tax-Free Advantage Municipal Fund
NGX

Nuveen Missouri Premium Income Municipal Fund
NOM

May

INVESTMENT ADVISER NAME CHANGE

Effective January 1, 2011, Nuveen Asset Management, the Funds’ investment adviser, changed its name to Nuveen Fund Advisors, Inc. (“Nuveen Fund Advisors”). Concurrently, Nuveen Fund Advisors formed a wholly-owned subsidiary, Nuveen Asset Management, LLC, to house its portfolio management capabilities.

NUVEEN INVESTMENTS COMPLETES STRATEGIC COMBINATION WITH FAF ADVISORS

On December 31, 2010, Nuveen Investments completed the strategic combination between Nuveen Asset Management, the largest investment affiliate of Nuveen Investments, and FAF Advisors. As part of this transaction, U.S. Bancorp – the parent of FAF Advisors – received cash consideration and a 9.5% stake in Nuveen Investments in exchange for the long-term investment business of FAF Advisors, including investment management responsibilities for the non-money market mutual funds of the First American Funds family.

The approximately $27 billion of mutual fund and institutional assets managed by FAF Advisors, along with the investment professionals managing these assets and other key personnel, have become part of Nuveen Asset Management, LLC. With these additions to Nuveen Asset Management, LLC, this affiliate now manages more than $100 billion of assets across a broad range of strategies from municipal and taxable fixed income to traditional and specialized equity investments.

This combination does not affect the investment objectives or strategies of the Funds in this report. Over time, Nuveen Investments expects that the combination will provide even more ways to meet the needs of investors who work with financial advisors and consultants by enhancing the multi-boutique model of Nuveen Investments, which also includes highly respected investment teams at HydePark, NWQ Investment Management, Santa Barbara Asset Management, Symphony Asset Management, Tradewinds Global Investors and Winslow Capital. Nuveen Investments managed approximately $206 billion of assets as of March 31, 2011.

Table of Contents

Chairman’s Letter to Shareholders	4
Portfolio Managers’ Comments	5
Common Share Dividend and Share Price Information	15
Performance Overviews	16
Report of Independent Registered Public Accounting Firm	24
Portfolios of Investments	25
Statement of Assets and Liabilities	59
Statement of Operations	61
Statement of Changes in Net Assets	63
Statement of Cash Flows	66
Financial Highlights	68
Notes to Financial Statements	79
Board Members and Officers	94
Annual Investment Management Agreement Approval Process	99
Reinvest Automatically, Easily and Conveniently	107
Glossary of Terms Used in this Report	109
Other Useful Information	111

Chairman’s

Letter to Shareholders

Dear Shareholders,

In 2010, the global economy recorded another year of recovery from the financial and economic crises of 2008, but many of the factors that caused the downturn still weigh on the prospects for continued improvement. In the U.S., ongoing weakness in housing values has put pressure on homeowners and mortgage lenders. Similarly, the strong earnings recovery for corporations and banks is only slowly being translated into increased hiring or more active lending. Globally, deleveraging by private and public borrowers has inhibited economic growth and that process is far from complete.

Encouragingly, constructive actions are being taken by governments around the world to deal with economic issues. In the U.S., the recent passage of a stimulatory tax bill relieved some of the pressure on the Federal Reserve to promote economic expansion through quantitative easing and offers the promise of sustained economic growth. A number of European governments are undertaking programs that could significantly reduce their budget deficits. Governments across the emerging markets are implementing various steps to deal with global capital flows without undermining international trade and investment.

The success of these government actions could determine whether 2011 brings further economic recovery and financial market progress. One risk associated with the extraordinary efforts to strengthen U.S. economic growth is that the debt of the U.S. government will continue to grow to unprecedented levels. Another risk is that over time there could be inflationary pressures on asset values in the U.S. and abroad, because what happens in the U.S. impacts the rest of the world economy. Also, these various actions are being taken in a setting of heightened global economic uncertainty, primarily about the supplies of energy and other critical commodities. In this challenging environment, your Nuveen investment team continues to seek sustainable investment opportunities and to remain alert to potential risks in a recovery still facing many headwinds. On your behalf, we monitor their activities to assure they maintain their investment disciplines.

As you will note elsewhere in this report, on December 31, 2010, Nuveen Investments completed a strategic combination with FAF Advisors, Inc., the manager of the First American Funds. The combination adds highly respected and distinct investment teams to meet the needs of investors and their advisors and is designed to benefit all fund shareholders by creating a fund organization with the potential for further economies of scale and the ability to draw from even greater talent and expertise to meet those investor needs.

As of the end of June 2011, Nuveen Investments had completed the refinancing of all of the Auction Rate Preferred Securities issued by its taxable closed-end funds and 93% of the MuniPreferred shares issued by its tax-exempt closed-end funds. Please consult the Nuveen Investments web site, www.Nuveen.com, for the current status of this important refinancing program.

As always, I encourage you to contact your financial consultant if you have any questions about your investment in a Nuveen Fund. On behalf of the other members of your Fund Board, we look forward to continuing to earn your trust in the months and years ahead.

Sincerely,

Robert P. Bremner
Chairman of the Board
July 21, 2011

4 Nuveen Investments

Portfolio Managers’ Comments

Nuveen Connecticut Premium Income Municipal Fund (NTC)
Nuveen Connecticut Dividend Advantage Municipal Fund (NFC)
Nuveen Connecticut Dividend Advantage Municipal Fund 2 (NGK)
Nuveen Connecticut Dividend Advantage Municipal Fund 3 (NGO)
Nuveen Massachusetts Premium Income Municipal Fund (NMT)
Nuveen Massachusetts Dividend Advantage Municipal Fund (NMB)
Nuveen Insured Massachusetts Tax-Free Advantage Municipal Fund (NGX)
Nuveen Missouri Premium Income Municipal Fund (NOM)

Portfolio managers Michael Hamilton and Chris Drahn review economic and municipal market conditions at the national and state levels, key investment strategies, and the twelve-month performance of these eight Nuveen Funds. With 22 years of investment experience, Michael assumed portfolio management responsibility for the Connecticut and Massachusetts Funds in January 2011 from Cathryn Steeves, who managed these seven Funds from 2006 until December 2010. Chris, who has 31 years of financial industry experience, took on portfolio management responsibility for NOM in January 2011 from Scott Romans, who managed this Fund from 2003 until December 2010.

What factors affected the U.S. economic and municipal market environments during the twelve-month reporting period ended May 31, 2011?

During this period, the U.S. economy demonstrated some signs of modest improvement, supported by the efforts of both the Federal Reserve (Fed) and the federal government. For its part, the Fed continued to hold the benchmark fed funds rate in a target range of zero to 0.25% since cutting it to this record low level in December 2008. At its June 2011 meeting (following the end of this reporting period), the central bank stated that it anticipated keeping the fed funds rate at “exceptionally low levels” for an “extended period.” The Fed also completed its second round of quantitative easing, with the purchase of $600 billion in longer-term U.S. Treasury bonds. The goal of this plan was to lower long-term interest rates and thereby stimulate economic activity and create jobs. The federal government continued to focus on implementing the economic stimulus package passed in early 2009 and aimed at providing job creation, tax relief, fiscal assistance to state and local governments, and expansion of unemployment benefits and other federal social welfare programs.

In the first quarter of 2011, the U.S. economy, as measured by the U.S. gross domestic product (GDP), grew at an annualized rate of 1.9%, marking the seventh consecutive quarter of positive growth. The employment situation slowly improved, with the national jobless rate registering 9.1% in May 2011, down from 9.6% a year earlier. While the Fed’s longer-term inflation expectations remained stable, inflation over this period

Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio managers as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements, and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Funds disclaim any obligation to update publicly or revise any forward-looking statements or views expressed herein.

Any reference to credit ratings for portfolio holdings denotes the highest rating assigned by a Nationally Recognized Statistical Rating Organization (NRSRO) such as Standard & Poor’s (S&P), Moody’s or Fitch. AAA, AA, A and BBB ratings are investment grade; BB, B, CCC, CC, C and D ratings are below investment grade. Holdings and ratings may change over time.

Nuveen Investments 5

posted its largest twelve-month gain since October 2008, as the Consumer Price Index (CPI) rose 3.6% year-over-year as of May 2011. The core CPI (which excludes food and energy) increased 1.5%, staying within the Fed’s unofficial objective of 2.0% or lower for this measure. The housing market remained a major weak spot in the economy. For the twelve months ended April 2011 (most recent data available at the time this report was prepared), the average home price in the Standard & Poor’s (S&P)/Case-Shiller index of 20 major metropolitan areas lost 4.0%, with six of the 20 metropolitan areas hitting their lowest levels since housing prices peaked in 2006.

The municipal bond market was affected by a significant decline in new tax exempt issuance during this period. One reason for the decrease in new tax-exempt supply was the heavy issuance of taxable municipal debt in 2010 under the Build America Bond (BAB) program, which was created as part of the American Recovery and Reinvestment Act of February 2009 and expired on December 31, 2010. Between the beginning of this reporting period on June 1, 2010, and the end of the BAB program, taxable Build America Bond issuance totaled $74.5 billion, accounting for 28% of new bonds issued in the municipal market.

After rallying strongly during the first part of the period, the municipal market suffered a reversal in mid-November 2010, due largely to investor concerns about inflation, the federal deficit, and the deficit’s impact on demand for U.S. Treasury securities. Adding to this market pressure was media coverage of the strained finances of some state and local governments. As a result, money began to flow out of municipal mutual funds as yields rose and valuations declined. As we moved into the second quarter of 2011, we saw the environment in the municipal market improve.

Over the twelve months ended May 31, 2011, municipal bond issuance nationwide—both tax-exempt and taxable—totaled $335.7 billion, a decrease of 15% compared with the issuance of the twelve-month period ended May 31, 2010. For the first five months of 2011, municipal issuance nationwide was down 50% from the first five months of 2010. This decline reflects the heavy issuance of BABs at the end of 2010, as borrowers took advantage of the program’s favorable terms before its expiration at year end.

How were the economic and market conditions in Connecticut, Massachusetts and Missouri during this period?

During the twelve-month period, Connecticut’s economy gained some ground in its efforts to recover from the recent recession. For 2010, Connecticut posted GDP growth of 3.1%, compared with national growth of 2.6%, which ranked Connecticut 12th in percentage GDP growth by state. As of May 2011, the jobless rate in Connecticut was 9.1%, the same as it was in May 2010. Connecticut’s ranking as the state with the highest per capita income in the nation remained a positive for housing and retail trade. The downside included high energy costs, slow population growth, and relatively high business taxes. In the state’s housing market, lower prices, a lack of recent residential construction, and pent-up demand were expected to help improve the market for home sales once employment picks up. In May 2011, Connecticut passed a $40.1 billion biennium state budget for fiscal 2012-2013 that provided for the largest tax increase in state history, including a broad array of new taxes and the end of tax exemptions on items such as entertainment, clothes, nonprescription drugs, alcohol and tobacco. The budget

6 Nuveen Investments

also called for $1 billion in wage and benefit concessions from 45,000 unionized state workers. As of May 2011, Moody’s and Standard & Poor’s (S&P) rated Connecticut general obligation debt at Aa2 and AA, respectively, with stable outlooks. Issuance of municipal debt in Connecticut during the twelve months ended May 31, 2011, totaled $4.8 billion, down 29% from the twelve months ended May 31, 2010.

In 2010, Massachusetts’s economy expanded at a rate of 4.2%, compared with national growth of 2.6%, ranking Massachusetts fourth in the nation in percentage GDP growth by state. As of May 2011, the jobless rate in Massachusetts was 7.6%, its lowest reading since February 2009 and down from 8.5% in May 2010. This compared with the national unemployment rate of 9.1% in May 2011. Job growth was reported across all sectors, with professional and business services, education and health services, and finance leading the way. Goods-producing industries also saw small gains in payrolls, as industrial production benefited from a recovery in business spending. Through December 2010, the commonwealth had regained approximately 40% of the industrial jobs lost during the recent recession, compared with 25% nationally. The concentration of colleges and universities also continued to make Massachusetts a significant center for research and development, primarily in the Cambridge area, which has one of the highest concentrations of high-tech jobs in the nation. Despite the commonwealth’s overall progress, the housing sector continued to be a problem area. According to the S&P/Case-Shiller home price index of 20 major metropolitan areas, housing prices in Boston fell 4.2% between April 2010 and April 2011 (most recent data available at the time this report was prepared), partly due to a large increase in the inventory of foreclosed homes, which weighed on prices. In government, Massachusetts’s $30.6 billion budget for fiscal 2012 contained no new taxes, but cut funding for many state agencies and included provisions limiting the collective bargaining powers of public unions—teachers, police, and firefighters—as part of a plan to save cities and towns $100 million annually in health insurance costs. As of May 2011, Moody’s rated Massachusetts general obligation debt at Aa1, with a stable outlook. In February 2011, S&P confirmed its Massachusetts rating at AA and revised its outlook to positive from stable. For the twelve months ended May 31, 2011, new municipal supply in Massachusetts totaled $9.6 billion, a decrease of 19% from the previous twelve months.

For 2010, Missouri posted GDP growth of 1.4%, compared with the national measure of 2.6%, which ranked Missouri 39th in percentage GDP growth by state. Although this represented a significant turnaround from 2009, when Missouri’s economy contracted 3.8%, the state’s heavy reliance on the manufacturing sector has hampered its ability to more fully participate in recovery. In May 2011, the jobless rate in Missouri was 8.9%, its lowest level since March 2009, down from 9.5% in May 2010. In May 2011, the Missouri legislature approved a $23.2 billion state budget for fiscal 2012 that cut funding for colleges and universities by 5.5% and held basic aid for K-12 education flat. As of May 2011, Moody’s and S&P rated Missouri general obligation debt at Aaa and AAA, respectively, with stable outlooks. During the twelve months ended May 31, 2011, municipal issuance in Missouri was down 28% from the previous twelve-month period, to $4.6 billion.

Nuveen Investments 7

What key strategies were used to manage these Funds during this period?

As previously mentioned, the new issue supply of tax-exempt bonds declined nationally during this period, due largely to the issuance of taxable bonds under the BAB program. The BAB program also significantly affected the availability of tax-exempt bonds in these three states. Between the beginning of this reporting period on June 1, 2010, and the end of the BAB program, BABs accounted for approximately 24% of municipal supply in Connecticut, 31% in Massachusetts, and 33% in Missouri. Since interest payments from BABs represent taxable income, we did not view these bonds as appropriate investment opportunities for these Funds. Further compounding the supply situation was the drop-off in new municipal issuance during the first five months of 2011, when issuance in Connecticut, Massachusetts, and Missouri declined 48%, 51%, and 74%, respectively, from that of the same period in 2010.

For NGX, the tighter supply situation was compounded by the severe decline in the issuance of AAA rated insured bonds. Between May 2010 and May 2011, the supply of new insured paper fell by 50%, accounting for only 6% of issuance nationwide, compared with historical levels of approximately 50%. NGX’s investment policies were changed in May 2010 to allow this insured Fund to invest up to 20% of its net assets in uninsured investment-grade credits rated BBB- or higher. However, at least 80% of its net assets must be invested in municipal securities that are covered by insurance from insurers with a claims-paying ability rated at least BBB- at the time of purchase.

In this environment of constrained tax-exempt municipal bond issuance, we continued to take a bottom-up approach to discovering undervalued sectors and individual credits with the potential to perform well over the long term. During this period, the Connecticut and Massachusetts Funds took advantage of attractive opportunities in the market to add to some of the Fund’s existing holdings. The Massachusetts Funds also added a new name, the Broad Institute, a medical research center affiliated with MIT and Harvard. In NOM, we purchased bonds issued for the Carroll County public water supply district and Rockhurst University. Because of the general lack of supply in these states, the Connecticut Funds also purchased territorial paper, including sales tax and water and sewer bonds issued by Puerto Rico. NOM also bought Puerto Rican sales tax bonds, while NGX purchased a Guam power utility credit. The purchase of these bonds benefited the Funds by helping to keep them as fully invested as possible, adding diversification, and providing double exemption (i.e., exemption from both federal and state taxes). In addition, the Connecticut Funds bought some securities issued in New York and Oregon.

During this period, the Funds generally focused on purchasing longer bonds in order to take advantage of attractive yields at the longer end of the municipal yield curve. The purchase of longer bonds also provided some protection for the Funds’ duration and yield curve positioning in the event that the BAB program was extended and continued to have an impact on tax-exempt issuance. The Connecticut Funds were somewhat hampered in this area due to the generally shorter nature of debt issued in that state.

Cash for new purchases during this period was generated primarily by the proceeds from bond calls and maturing bonds, which we worked to redeploy to keep the Funds fully invested. In addition, the Massachusetts Funds sold some pre-refunded bonds with short

8 Nuveen Investments

maturities (less than two years) to provide additional cash for purchases. In general, selling was minimal because of the challenge of finding appropriate tax-exempt paper.

As of May 31, 2011, all of these Funds continued to use inverse floating rate securities. We employ inverse floaters as a form of leverage for a variety of reasons, including duration management, income enhancement and total return enhancement.

How did the Funds perform?

Individual results for these Nuveen Funds, as well as relevant index and peer group information, are presented in the accompanying table.

Average Annual Total Returns on Common Share Net Asset Value
For periods ended 5/31/11
	1-Year	5-Year	10-Year
Connecticut Funds
NTC	2.63%	4.72%	5.59%
NFC	2.09%	4.87%	6.05%
NGK	1.41%	4.81%	N/A
NGO	2.52%	4.59%	N/A

Standard & Poor’s (S&P) Connecticut Municipal Bond Index1	3.28%	4.51%	4.75%
Standard & Poor’s (S&P) National Municipal Bond Index2	3.17%	4.46%	5.02%
Lipper Other States Municipal Debt Funds Average3	2.49%	4.18%	5.60%

Massachusetts Funds
NMT	3.58%	4.82%	5.56%
NMB	3.05%	4.21%	6.10%

Standard & Poor’s (S&P) Massachusetts Municipal Bond Index1	3.63%	5.12%	5.28%
Standard & Poor’s (S&P) National Municipal Bond Index2	3.17%	4.46%	5.02%
Lipper Other States Municipal Debt Funds Average3	2.49%	4.18%	5.60%

Missouri Fund
NOM	3.22%	3.72%	5.22%

Standard & Poor’s (S&P) Missouri Municipal Bond Index1	4.04%	4.60%	5.18%
Standard & Poor’s (S&P) National Municipal Bond Index2	3.17%	4.46%	5.02%
Lipper Other States Municipal Debt Funds Average3	2.49%	4.18%	5.60%

Insured Massachusetts Fund
NGX	2.89%	4.88%	N/A

Standard & Poor’s (S&P) Massachusetts Municipal Bond Index1	3.63%	5.12%	5.28%
Standard & Poor’s (S&P) National Insured Municipal Bond Index2	2.92%	4.44%	5.08%
Lipper Single State Insured Municipal Debt Funds Average4	2.28%	4.55%	5.52%

Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares.

For additional information, see the individual Performance Overview for your Fund in this report.

1
The Standard & Poor’s (S&P) Municipal Bond Indexes for Connecticut, Massachusetts and Missouri are unlever-aged, market value-weighted indexes designed to measure the performance of the tax-exempt, investment-grade Connecticut, Massachusetts, and Missouri municipal bond markets, respectively.These indexes do not reflect any initial or ongoing expenses and are not available for direct investment.

2
The Standard & Poor’s (S&P) National Municipal Bond Index is an unleveraged, market value-weighted index designed to measure the performance of the tax-exempt, investment-grade U.S. municipal bond market. The S&P National Insured Municipal Bond Index is an unleveraged, market value-weighted index designed to measure the performance of the insured, tax-exempt segment of the U.S. municipal bond market. These indexes do not reflect any initial or ongoing expenses and are not available for direct investment.

3
The Lipper Other States Municipal Debt Funds Average is calculated using the returns of all closed-end funds in this category for each period as follows: 1-year, 46 funds; 5-year, 46 funds; and 10-years, 27 funds. Lipper returns account for the effects of management fees and assume reinvestment of dividends, but do not reflect any applicable sales charges. The Lipper average is not available for direct investment. Shareholders should note that the performance of the Lipper Other States category represents the overall average of returns for funds from ten different states with a wide variety of municipal market conditions, which may make direct comparisons less meaningful.

4
The Lipper Single-State Insured Municipal Debt Funds Average is calculated using the returns of all closed-end exchange-traded funds in this category for each period as follows: 1-year, 13 funds; 5-year, 13 funds; and 10-year, 8 funds. Lipper returns account for the effects of management fees and assume reinvestment of dividends, but do not reflect any applicable sales charges.The Lipper average is not available for direct investment. Shareholders should note that the performance of the Lipper Single-State average represents the overall average of returns for funds from eight different states with a wide variety of municipal market conditions, which may make direct comparisons less meaningful.

Nuveen Investments 9

For the twelve months ended May 31, 2011, the total return on common share net asset value (NAV) for NMT performed in line with the Standard & Poor’s (S&P) Massachusetts Municipal Bond Index, while the remaining Connecticut, Massachusetts and Missouri Funds underperformed the returns for their respective state’s S&P Municipal Bond Index. NMT exceeded the return for the Standard & Poor’s (S&P) National Municipal Bond Index, NMB and NOM performed in line with this index, while the four Connecticut Funds lagged this benchmark. NTC, NGO, NMT, NMB and NOM outperformed the average return for the Lipper Other States Municipal Debt Funds Average, while NFC and NGK trailed this Lipper average. For the same period, NGX performed in line with the S&P National Insured Municipal Bond Index and outperformed the average return for the Lipper Single State Insured Municipal Debt Funds Average.

Key management factors that influenced the Funds’ returns during this period included duration and yield curve positioning, credit exposure, and sector allocation. The use of leverage also had an impact on the Funds’ performance. Leverage is discussed in more detail on page eleven.

During this period, municipal bonds with intermediate maturities generally outperformed other maturity categories, with credits at both the shorter and longer ends of the yield curve posting weaker returns. Overall, duration and yield curve positioning was a positive contributor to the performance of NMT, NMB and NOM. These three Funds were overweighted in the intermediate parts of the yield curve that performed best. NMT and NMB also benefited from being underweighted in the short end of the curve, while NOM was underweight in the underperforming longer end of the curve. Duration and yield curve positioning was generally a neutral factor in NTC, NFC, NGO and NGX. On the other hand, NGK was overweighted in the shorter part of the curve that underperformed, which detracted from the Fund’s performance during this period. Some of the maturity weightings in NGK and across the other Connecticut Funds were attributable to the fact that much of the issuance in Connecticut comes to market with shorter maturities.

Credit exposure played a smaller role in performance. During the market reversal of late 2010, as redemption activity in high-yield funds increased and risk aversion mounted, lower-rated credits were negatively impacted. For the period as a whole, bonds rated BBB typically underperformed those rated AAA. In this environment, the Funds’ performance generally benefited from their allocations to higher quality credits. As an insured Fund, NGK had the largest exposure to AAA credits and NGX had the smallest allocation of BBB bonds. This overall higher credit quality helped NGX’s performance for the period. NGX also had a holding pre-refunded during this period, which benefited the Fund through enhanced credit quality and price appreciation.

Holdings that generally made positive contributions to the Funds’ returns during this period included general obligation (GO) and other tax-supported bonds, housing credits and resource recovery bonds. The electric utilities, water and sewer, and leasing sectors also outperformed the municipal market as a whole. All of these Funds were generally underweighted in the tax-supported sector, specifically in state GOs, which restricted their ability to participate in the rally of this sector. One of the reasons these Funds tend to hold fewer state GOs than the market average is that these bonds offer less of a yield advantage than other bonds we can purchase for our portfolios.

10 Nuveen Investments

In contrast, the industrial development revenue, health care and transportation sectors turned in relatively weaker performance. All of these Funds were hurt by their weightings in health care, with the exception of NOM. Despite the poor performance of the health care sector nationally, credit spreads on Missouri health care bonds remained relatively stable during this period, and NOM’s health care holdings performed well. In general, the Connecticut and Massachusetts Funds tended to be underweighted in transportation, which helped their performance. However, the poor performance of NGK’s holding in the transportation sector along with the Fund’s underweighting of state GOs, was the primary reason NGK underperformed the other Funds in this report.

IMPACT OF THE FUNDS’ LEVERAGE STRATEGIES ON PERFORMANCE

One important factor impacting the returns of all these Funds relative to the comparative indexes was the Funds’ use of leverage. The Funds use leverage because their managers believe that, over time, leveraging provides opportunities for additional income and total return for common shareholders. However, use of leverage also can expose common shareholders to additional volatility. For example, as the prices of securities held by a Fund decline, the negative impact of these valuation changes on common share net asset value and common shareholder total return is magnified by the use of leverage. This is what happened in these Funds during the period, as the use of leverage hurt their overall performance.

APPROVED FUND MERGERS

After the close of this reporting period, the Funds’ Board of Trustees approved a series of mergers for all the Connecticut funds included in this report. The mergers are subject to shareholder approval at the Funds’ regular shareholder meeting later this year. The mergers are intended to create a single, larger state fund with enhanced trading appeal and lower operating expenses of traded common shares of the fund.

More information on the proposed mergers will be contained in the proxy materials expected to be filed with the Securities and Exchange Commission in the coming weeks. The proposed fund mergers are as follows:

Acquired Fund	Acquiring Fund
Nuveen Connecticut Dividend Advantage	Nuveen Connecticut Premium Income
Municipal Fund (NFC)	Municipal Fund (NTC)
Nuveen Connecticut Dividend Advantage
Municipal Fund 2 (NGK)
Nuveen Connecticut Dividend Advantage
Municipal Fund 3 (NGO)

RECENT DEVELOPMENTS REGARDING THE FUNDS’ REDEMPTION OF AUCTION RATE PREFERRED SHARES

Shortly after their respective inceptions, each of the Funds issued auction rate preferred shares (ARPS) to create structural leverage. As noted in past shareholder reports, the ARPS issued by many closed-end funds, including these Funds, have been hampered by a lack of liquidity since February 2008. Since that time, more ARPS have been submitted for sale in each of their regularly scheduled auctions than there have been offers to buy.

Nuveen Investments 11

In fact, offers to buy have been almost completely nonexistent since late February 2008. This means that these auctions have “failed to clear,” and that many, or all, of the ARPS shareholders who wanted to sell their shares in these auctions were unable to do so. This lack of liquidity in ARPS did not lower the credit quality of these shares, and ARPS shareholders unable to sell their shares continued to receive distributions at the “maximum rate” applicable to failed auctions, as calculated in accordance with the pre-established terms of the ARPS. In the recent market, with short term rates at multi-generational lows, those maximum rates also have been low. One continuing implication for common shareholders from the auction failures is that each Fund’s cost of leverage likely has been incrementally higher at times than it otherwise might have been had the auctions continued to be successful. As a result, each Fund’s common share earnings likely have been incrementally lower at times than they otherwise might have been.

As noted in past shareholder reports, the Nuveen funds’ Board of Directors/Trustees authorized several methods that can be used separately or in combination to refinance a portion of the Nuveen funds’ outstanding ARPS. Some funds have utilized tender option bonds (TOBs), also known as inverse floating rate securities, for leverage purposes. The amount of TOBs that a fund may use varies according to the composition of each fund’s portfolio. Some funds have a greater ability to use TOBs than others. Some funds have issued Variable Rate Demand Preferred (VRDP) Shares or Variable MuniFund Term Preferred (VMTP) Shares, which are a floating rate form of preferred stock with a mandatory term redemption. Some funds have issued MuniFund Term Preferred (MTP) Shares, a fixed rate form of preferred stock with a mandatory redemption period of three to five years.

During 2010 and 2011, certain Nuveen leveraged closed-end funds (excluding all the Funds included in this report) received a demand letter from a law firm on behalf of purported holders of common shares of each such fund, alleging that Nuveen and the funds’ officers and Board of Directors/Trustees breached their fiduciary duties related to the redemption at par of the funds’ ARPS. In response, the Board established an ad hoc Demand Committee consisting of certain of its disinterested and independent Board members to investigate the claims. The Demand Committee retained independent counsel to assist it in conducting an extensive investigation. Based upon its investigation, the Demand Committee found that it was not in the best interests of each fund or its shareholders to take the actions suggested in the demand letters, and recommended that the full Board reject the demands made in the demand letters. After reviewing the findings and recommendation of the Demand Committee, the full Board of each fund unanimously adopted the Demand Committee’s recommendation.

Subsequently, the funds that received demand letters were named in a consolidated complaint as nominal defendants in a putative shareholder derivative action captioned Martin Safier, et al. v. Nuveen Asset Management, et al. that was filed in the Circuit Court of Cook County, Illinois, Chancery Division (the “Cook County Chancery Court”) on February 18, 2011 (the “Complaint”). The Complaint, filed on behalf of purported holders of each fund’s common shares, also name Nuveen Fund Advisors, Inc. as a defendant, together with current and former Officers and interested Directors/Trustees of each of the funds (together with the nominal defendants, collectively, the “Defendants”). The Complaint contains the same basic allegations contained in the demand letters. The suits

12 Nuveen Investments

seek a declaration that the Defendants have breached their fiduciary duties, an order directing the Defendants not to redeem any ARPS at their liquidation value using fund assets, indeterminate monetary damages in favor of the funds and an award of plaintiffs’ costs and disbursements in pursuing the action. Nuveen Fund Advisors, Inc. believes that the Complaint is without merit, and is defending vigorously against these charges.

As of May 31, 2011, each of the Funds has redeemed all of their outstanding ARPS at par.

MTP Shares

As of May 31, 2011, the following Funds have issued and outstanding MTP Shares, at liquidation value, as shown in the accompanying table.

MTP Shares
Fund	at Liquidation Value
NTC	$36,080,000
NFC	20,470,000
NGK	16,950,000
NGO	32,000,000
NMT	36,645,000
NMB	14,725,000
NGX	22,075,000
NOM	17,880,000

The net proceeds from each Fund’s issuance of MTP Shares was used to refinance all, or a portion of, the Fund’s remaining outstanding ARPS at par. Each Fund’s MTP Shares trade on the New York Stock Exchange (NYSE). At May 31, 2011, the details on each Fund’s series of MTP Shares are as shown in the following table.

		Shares Issued	Annual	NYSE
Fund	Series	At Liquidation Value	Interest Rate	Ticker
NTC	2015	18,300,000	2.65%	NTC Pr C
NTC	2016	17,780,000	2.55%	NTC Pr D
NFC	2015	20,470,000	2.60%	NFC Pr C
NGK	2015	16,950,000	2.60%	NGK Pr C
NGO	2015	32,000,000	2.65%	NGO Pr C
NMT	2015	20,210,000	2.65%	NMT Pr C
NMT	2016	16,435,000	2.75%	NMT Pr D
NMB	2015	14,725,000	2.60%	NMB Pr C
NGX	2015	22,075,000	2.65%	NGX Pr C
NOM	2015	17,880,000	2.10%	NOM Pr C

(Refer to Notes to Financial Statements, Footnote 1 – General Information and Significant Accounting Policies and Footnote 4 – Fund Shares for further details on MTP Shares.)

At the time this report was prepared, all 84 of the Nuveen closed-end municipal funds that had issued ARPS have redeemed at par all or a portion of these shares. These redemptions bring the total amount of Nuveen’s municipal closed-end funds’ ARPS redemptions to approximately $10.3 billion of the approximately $11.0 billion originally outstanding. For up-to-date information, please visit the Nuveen CEF Auction Rate Preferred Resource Center at: http://www.nuveen.com/arps.

Nuveen Investments 13

Regulatory Matters

During May 2011, Nuveen Securities, LLC, known as Nuveen Investments, LLC prior to April 30, 2011, entered into a settlement with the Financial Industry Regulatory Authority (FINRA) with respect to certain allegations regarding Nuveen-sponsored closed-end fund ARPS marketing brochures. As part of this settlement, Nuveen Securities, LLC neither admitted to nor denied FINRA’s allegations. Nuveen Securities, LLC is the broker-dealer subsidiary of Nuveen Investments.

The settlement with FINRA concludes an investigation that followed the widespread failure of auctions for ARPS and other auction rate securities, which generally began in mid-February 2008. In the settlement, FINRA alleged that certain marketing materials provided by Nuveen Securities, LLC were false and misleading. Nuveen Securities, LLC agreed to a censure and the payment of a $3 million fine.

RISK CONSIDERATIONS

Fund shares are not guaranteed or endorsed by any bank or other insured depository institution, and are not federally insured by the Federal Deposit Insurance Corporation. Shares of closed-end funds are subject to investment risks, including the possible loss of principal invested. Past performance is no guarantee of future results.

Price Risk; Common shares of closed-end investment companies like the Funds frequently trade at a discount to their net asset value. The Funds cannot predict whether the common shares will trade at, above or below net asset value. Your common shares at any point in time may be worth less than your original investment, even after taking into account the reinvestment of Fund dividends and distributions.

Leverage Risk; Each Fund’s use of leverage creates the possibility of higher volatility for the Fund’s per share NAV, market price, and distributions. Leverage risk can be introduced through structural leverage (issuing preferred shares or debt borrowings at the Fund level) or through certain derivative investments held in the Fund’s portfolio. Leverage typically magnifies the total return of a Fund’s portfolio, whether that return is positive or negative. There is no assurance that a Fund’s leveraging strategy will be successful.

Credit and Interest Rate Risk; Debt or fixed income securities are subject to credit risk and interest rate risk. The value of, and income generated by debt securities will decrease or increase based on changes in market interest rates. As interest rates rise, bond prices fall. Credit risk refers to an issuer's ability to make interest and principal payments when due.

14 Nuveen Investments

Common Share Dividend and
Share Price Information

The monthly dividends of all eight Funds in this report remained stable throughout the twelve-month reporting period ended May 31, 2011.

Due to normal portfolio activity, common shareholders of NMT received a long-term capital gains distribution of $0.0376 per share in December 2010.

All of these Funds seek to pay stable dividends at rates that reflect each Fund’s past results and projected future performance. During certain periods, each Fund may pay dividends at a rate that may be more or less than the amount of net investment income actually earned by the Fund during the period. If a Fund has cumulatively earned more than it has paid in dividends, it holds the excess in reserve as undistributed net investment income (UNII) as part of the Fund’s NAV. Conversely, if a Fund has cumulatively paid dividends in excess of its earnings, the excess constitutes negative UNII that is likewise reflected in the Fund’s NAV. Each Fund will, over time, pay all of its net investment income as dividends to shareholders. As of May 31, 2011, all eight of the Funds in this report had positive UNII balances for both tax and financial reporting purposes.

COMMON SHARE REPURCHASES AND SHARE PRICE INFORMATION

Since the inception of the Funds’ repurchase program, the Funds have not repurchased any of their outstanding common shares.

As of May 31, 2011, the Funds’ common share prices were trading at premiums (+) or (-) discounts to their common share NAVs as shown in the accompanying table.

	5/31/11	12-Month Average
Fund	(+) Premium/(-)Discount	(+) Premium/(-)Discount
NTC	(-)7.31%	(-)4.90%
NFC	(-)4.09%	(-)2.01%
NGK	(-)3.26%	(+)0.16%
NGO	(-)8.39%	(-)4.60%
NMT	(-)4.03%	(-)0.56%
NMB	(-)3.15%	(+)0.07%
NGX	(-)5.15%	(+)0.72%
NOM	(+) 5.23%	(+)16.16%

Nuveen Investments 15

NTC	Nuveen Connecticut
Premium Income
Performance	Municipal Fund
OVERVIEW
as of May 31, 2011

Fund Snapshot
Common Share Price	$13.18
Common Share
Net Asset Value (NAV)	$14.22
Premium/(Discount) to NAV	-7.31%
Market Yield	5.37%
Taxable-Equivalent Yield1	7.85%
Net Assets Applicable to
Common Shares ($000)	$76,284

Average Annual Total Return
(Inception 5/20/93)
	On Share Price	On NAV
1-Year	-0.39%	2.63%
5-Year	4.04%	4.72%
10-Year	3.40%	5.59%

Leverage
(as a % of managed assets)
Structural Leverage	30.78%
Effective Leverage	36.60%

Portfolio Composition3
(as a % of total investments)
Education and Civic Organizations	25.4%
Tax Obligation/General	14.2%
Tax Obligation/Limited	13.7%
Health Care	13.7%
Water and Sewer	8.9%
U.S. Guaranteed	8.1%
Housing/Single Family	6.5%
Utilities	5.7%
Other	3.8%

Refer to the Glossary of Terms used in this Report for further definition of the terms used within this Fund’s Performance Overview page.
1
Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a combined federal and state income tax rate of 31.6%. When comparing this Fund to investments that generate qualified dividend income, the Taxable-Equivalent Yield is lower.

2
Ratings shown are the highest of Standard & Poor’s Group, Moody’s Investor Service, Inc. or Fitch, Inc. AAA includes bonds with an implied AAA rating since they are backed by U.S. Government or agency securities. AAA, AA, A and BBB ratings are investment grade; BB, B, CCC, CC, C and D ratings are below-investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

3	Holdings are subject to change.

16 Nuveen Investments

NFC	Nuveen Connecticut
Dividend Advantage
Performance	Municipal Fund
OVERVIEW
as of May 31, 2011

Fund Snapshot
Common Share Price	$13.85
Common Share
Net Asset Value (NAV)	$14.44
Premium/(Discount) to NAV	-4.09%
Market Yield	5.55%
Taxable-Equivalent Yield1	8.11%
Net Assets Applicable to
Common Shares ($000)	$37,334

Average Annual Total Return
(Inception 1/26/01)
	On Share Price	On NAV
1-Year	-4.38%	2.09%
5-Year	2.06%	4.87%
10-Year	4.40%	6.05%

Leverage
(as a % of managed assets)
Structural Leverage	34.09%
Effective Leverage	39.42%

Portfolio Composition3
(as a % of total investments)
Education and Civic Organizations	23.6%
Tax Obligation/Limited	18.3%
Health Care	15.3%
U.S. Guaranteed	10.7%
Tax Obligation/General	10.1%
Water and Sewer	9.5%
Housing/Single Family	5.9%
Other	6.6%

Refer to the Glossary of Terms used in this Report for further definition of the terms used within this Fund’s Performance Overview page.
1
Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a combined federal and state income tax rate of 31.6%. When comparing this Fund to investments that generate qualified dividend income, the Taxable-Equivalent Yield is lower.

2
Ratings shown are the highest of Standard & Poor’s Group, Moody’s Investor Service, Inc. or Fitch, Inc. AAA includes bonds with an implied AAA rating since they are backed by U.S. Government or agency securities. AAA, AA, A and BBB ratings are investment grade; BB, B, CCC, CC, C and D ratings are below-investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

3	Holdings are subject to change.

Nuveen Investments 17

NGK	Nuveen Connecticut
Dividend Advantage
Performance	Municipal Fund 2
OVERVIEW
as of May 31, 2011

Fund Snapshot
Common Share Price	$13.96
Common Share
Net Asset Value (NAV)	$14.43
Premium/(Discount) to NAV	-3.26%
Market Yield	5.67%
Taxable-Equivalent Yield1	8.29%
Net Assets Applicable to
Common Shares ($000)	$33,478

Average Annual Total Return
(Inception 3/25/02)
	On Share Price	On NAV
1-Year	-8.96%	1.41%
5-Year	1.90%	4.81%
Since Inception	4.85%	5.79%

Leverage
(as a % of managed assets)
Structural Leverage	32.30%
Effective Leverage	37.87%

Portfolio Composition3
(as a % of total investments)
Education and Civic Organizations	22.4%
U.S. Guaranteed	17.2%
Health Care	15.1%
Tax Obligation/Limited	10.9%
Tax Obligation/General	8.0%
Water and Sewer	7.9%
Housing/Single Family	5.3%
Utilities	5.1%
Other	8.1%

Refer to the Glossary of Terms used in this Report for further definition of the terms used within this Fund’s Performance Overview page.
1
Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a combined federal and state income tax rate of 31.6%. When comparing this Fund to investments that generate qualified dividend income, the Taxable-Equivalent Yield is lower.

2
Ratings shown are the highest of Standard & Poor’s Group, Moody’s Investor Service, Inc. or Fitch, Inc. AAA includes bonds with an implied AAA rating since they are backed by U.S. Government or agency securities. AAA, AA, A and BBB ratings are investment grade; BB, B, CCC, CC, C and D ratings are below-investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

3	Holdings are subject to change.

18 Nuveen Investments

NGO	Nuveen Connecticut
Dividend Advantage
Performance	Municipal Fund 3
OVERVIEW
as of May 31, 2011

Fund Snapshot
Common Share Price	$12.89
Common Share
Net Asset Value (NAV)	$14.07
Premium/(Discount) to NAV	-8.39%
Market Yield	5.59%
Taxable-Equivalent Yield1	8.17%
Net Assets Applicable to
Common Shares ($000)	$61,459

Average Annual Total Return
(Inception 9/26/02)
	On Share Price	On NAV
1-Year	-3.29%	2.52%
5-Year	3.10%	4.59%
Since Inception	3.29%	4.75%

Leverage
(as a % of managed assets)
Structural Leverage	32.93%
Effective Leverage	38.07%

Portfolio Composition3
(as a % of total investments)
Education and Civic Organizations	19.1%
U.S. Guaranteed	18.2%
Health Care	12.7%
Tax Obligation/Limited	11.3%
Water and Sewer	10.6%
Tax Obligation/General	8.5%
Long-Term Care	6.1%
Housing/Single Family	5.1%
Utilities	5.1%
Other	3.3%

Refer to the Glossary of Terms used in this Report for further definition of the terms used within this Fund’s Performance Overview page.
1
Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a combined federal and state income tax rate of 31.6%. When comparing this Fund to investments that generate qualified dividend income, the Taxable-Equivalent Yield is lower.

2
Ratings shown are the highest of Standard & Poor’s Group, Moody’s Investor Service, Inc. or Fitch, Inc. AAA includes bonds with an implied AAA rating since they are backed by U.S. Government or agency securities. AAA, AA, A and BBB ratings are investment grade; BB, B, CCC, CC, C and D ratings are below-investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

3	Holdings are subject to change.

Nuveen Investments 19

NMT	Nuveen Massachusetts
Premium Income
Performance	Municipal Fund
OVERVIEW
as of May 31, 2011

Fund Snapshot
Common Share Price	$13.59
Common Share
Net Asset Value (NAV)	$14.16
Premium/(Discount) to NAV	-4.03%
Market Yield	5.74%
Taxable-Equivalent Yield1	8.42%
Net Assets Applicable to
Common Shares ($000)	$67,605

Average Annual Total Return
(Inception 3/18/93)
	On Share Price	On NAV
1-Year	-3.48%	3.58%
5-Year	4.32%	4.82%
10-Year	4.30%	5.56%

Leverage
(as a % of managed assets)
Structural Leverage	35.15%
Effective Leverage	37.81%

Portfolio Composition4
(as a % of total investments)
Education and Civic Organizations	23.0%
Health Care	16.9%
Tax Obligation/General	14.0%
Tax Obligation/Limited	9.2%
Water and Sewer	8.0%
U.S. Guaranteed	7.4%
Transportation	7.1%
Other	14.4%

Refer to the Glossary of Terms used in this Report for further definition of the terms used within this Fund’s Performance Overview page.
1
Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a combined federal and state income tax rate of 31.8%. When comparing this Fund to investments that generate qualified dividend income, the Taxable-Equivalent Yield is lower.

2
Ratings shown are the highest of Standard & Poor’s Group, Moody’s Investor Service, Inc. or Fitch, Inc. AAA includes bonds with an implied AAA rating since they are backed by U.S. Government or agency securities. AAA, AA, A and BBB ratings are investment grade; BB, B, CCC, CC, C and D ratings are below-investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

3	The Fund paid shareholders capital gains distributions in December 2010 of $0.0376 per share.
4	Holdings are subject to change.

20 Nuveen Investments

NMB	Nuveen Massachusetts Dividend Advantage
Performance	Municipal Fund
OVERVIEW
as of May 31, 2011

Fund Snapshot
Common Share Price	$13.53
Common Share
Net Asset Value (NAV)	$13.97
Premium/(Discount) to NAV	-3.15%
Market Yield	6.12%
Taxable-Equivalent Yield1	8.97%
Net Assets Applicable to
Common Shares ($000)	$27,465

Average Annual Total Return
(Inception 1/30/01)
	On Share Price	On NAV
1-Year	1.87%	3.05%
5-Year	2.66%	4.21%
Since Inception	4.90%	6.10%

Leverage
(as a % of managed assets)
Structural Leverage	34.90%
Effective Leverage	37.95%

Portfolio Composition3
(as a % of total investments)
Education and Civic Organizations	30.5%
Health Care	21.2%
Tax Obligation/General	10.2%
Tax Obligation/Limited	7.8%
Long-Term Care	5.7%
Water and Sewer	5.6%
Housing/Multifamily	5.1%
U.S. Guaranteed	4.0%
Utilities	3.8%
Other	6.1%

Refer to the Glossary of Terms used in this Report for further definition of the terms used within this Fund’s Performance Overview page.
1
Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a combined federal and state income tax rate of 31.8%. When comparing this Fund to investments that generate qualified dividend income, the Taxable-Equivalent Yield is lower.

2
Ratings shown are the highest of Standard & Poor’s Group, Moody’s Investor Service, Inc. or Fitch, Inc. AAA includes bonds with an implied AAA rating since they are backed by U.S. Government or agency securities. AAA, AA, A and BBB ratings are investment grade; BB, B, CCC, CC, C and D ratings are below-investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

3	Holdings are subject to change.

Nuveen Investments 21

NGX	Nuveen Insured
Massachusetts Tax-Free
Performance	Advantage Municipal Fund
OVERVIEW
as of May 31, 2011

Fund Snapshot
Common Share Price	$13.62
Common Share
Net Asset Value (NAV)	$14.36
Premium/(Discount) to NAV	-5.15%
Market Yield	5.55%
Taxable-Equivalent Yield3	8.14%
Net Assets Applicable to
Common Shares ($000)	$39,158

Average Annual Total Return
(Inception 11/21/02)
	On Share Price	On NAV
1-Year	-9.04%	2.89%
5-Year	5.32%	4.88%
Since Inception	3.94%	5.22%

Leverage
(as a % of managed assets)
Structural Leverage	36.05%
Effective Leverage	37.58%

Portfolio Composition5
(as a % of total investments)
U.S. Guaranteed	25.3%
Education and Civic Organizations	17.6%
Water and Sewer	12.2%
Tax Obligation/Limited	11.5%
Tax Obligation/General	8.3%
Housing/Multifamily	7.3%
Health Care	7.1%
Industrials	4.7%
Other	6.0%

Insurers5
(as a % of total Insured investments)
NPFG4	33.7%
AMBAC	20.7%
FGIC	18.3%
AGM	12.2%
AGC	9.3%
SYNCORA GTY	5.8%

Refer to the Glossary of Terms used in this Report for further definition of the terms used within this Fund’s Performance Overview page.
1	The Fund intends to invest at least 80% of its managed assets in municipal securities that are covered by insurance guaranteeing the timely payment of principal and interest. See Notes to Financial Statements, Footnote 1 – General Information and Significant
Accounting Policies, Insurance, for more information. At the end of the reporting period, 83% of the Fund’s total investments are invested in Insured Securities.
2	Ratings shown are the highest of Standard & Poor’s Group, Moody’s Investor Service, Inc. or Fitch, Inc. AAA includes bonds with an implied
AAArating since they are backed by U.S. Government or agency securities. AAA, AA, A and BBB ratings are investment grade; BB, B,
CCC,CC, C and D ratings are below-investment grade. Holdings designated N/R are not rated by any of these national rating agencies.
3	Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a combined federal and state income tax rate of 31.8%. When comparing this Fund to investments that generate qualified dividend income, the Taxable-Equivalent Yield is lower.
4	MBIA’s public finance subsidiary.
5	Holdings are subject to change.

22 Nuveen Investments

NOM	Nuveen Missouri
Premium Income
Performance	Municipal Fund
OVERVIEW
as of May 31, 2011

Fund Snapshot
Common Share Price	$13.88
Common Share
Net Asset Value (NAV)	$13.19
Premium/(Discount) to NAV	5.23%
Market Yield	5.62%
Taxable-Equivalent Yield1	8.30%
Net Assets Applicable to
Common Shares ($000)	$30,595

Average Annual Total Return
(Inception 5/20/93)
	On Share Price	On NAV
1-Year	-11.29%	3.22%
5-Year	1.88%	3.72%
10-Year	5.08%	5.22%

Leverage
(as a % of managed assets)
Structural Leverage	36.89%
Effective Leverage	39.65%

Portfolio Composition3
(as a % of total investments)
Health Care	20.0%
Tax Obligation/Limited	18.5%
Tax Obligation/General	17.0%
Transportation	10.7%
U.S. Guaranteed	8.5%
Water and Sewer	7.5%
Long-Term Care	6.0%
Other	11.8%

Refer to the Glossary of Terms used in this Report for further definition of the terms used within this Fund’s Performance Overview page.
1
Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a combined federal and state income tax rate of 32.3%. When comparing this Fund to investments that generate qualified dividend income, the Taxable-Equivalent Yield is lower.

2
Ratings shown are the highest of Standard & Poor’s Group, Moody’s Investor Service, Inc. or Fitch, Inc. AAA includes bonds with an implied AAA rating since they are backed by U.S. Government or agency securities. AAA, AA, A and BBB ratings are investment grade; BB, B, CCC, CC, C and D ratings are below-investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

3	Holdings are subject to change.

Nuveen Investments 23

Report of Independent
Registered Public Accounting Firm

The Board of Trustees and Shareholders

Nuveen Connecticut Premium Income Municipal Fund
Nuveen Connecticut Dividend Advantage Municipal Fund
Nuveen Connecticut Dividend Advantage Municipal Fund 2
Nuveen Connecticut Dividend Advantage Municipal Fund 3
Nuveen Massachusetts Premium Income Municipal Fund
Nuveen Massachusetts Dividend Advantage Municipal Fund
Nuveen Insured Massachusetts Tax-Free Advantage Municipal Fund
Nuveen Missouri Premium Income Municipal Fund

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Nuveen Connecticut Premium Income Municipal Fund, Nuveen Connecticut Dividend Advantage Municipal Fund, Nuveen Connecticut Dividend Advantage Municipal Fund 2, Nuveen Connecticut Dividend Advantage Municipal Fund 3, Nuveen Massachusetts Premium Income Municipal Fund, Nuveen Massachusetts Dividend Advantage Municipal Fund, Nuveen Insured Massachusetts Tax-Free Advantage Municipal Fund, and Nuveen Missouri Premium Income Municipal Fund (the “Funds”) as of May 31, 2011, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of May 31, 2011, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial positions of Nuveen Connecticut Premium Income Municipal Fund, Nuveen Connecticut Dividend Advantage Municipal Fund, Nuveen Connecticut Dividend Advantage Municipal Fund 2, Nuveen Connecticut Dividend Advantage Municipal Fund 3, Nuveen Massachusetts Premium Income Municipal Fund, Nuveen Massachusetts Dividend Advantage Municipal Fund, Nuveen Insured Massachusetts Tax-Free Advantage Municipal Fund, and Nuveen Missouri Premium Income Municipal Fund at May 31, 2011, and the results of their operations and their cash flows for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with U.S. generally accepted accounting principles.

Chicago, Illinois
July 28, 2011

24 Nuveen Investments

Nuveen Connecticut Premium Income Municipal Fund
NTC	Portfolio of Investments
May 31, 2011

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Consumer Staples – 1.5% (1.0% of Total Investments)
$ 1,280	Puerto Rico, The Children’s Trust Fund, Tobacco Settlement Asset-Backed Refunding Bonds,	5/12 at 100.00	BBB	$ 1,133,235
	Series 2002, 5.375%, 5/15/33
	Education and Civic Organizations – 39.0% (25.4% of Total Investments)
925	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Brunswick School,	7/13 at 100.00	Baa1	926,499
	Series 2003B, 5.000%, 7/01/33 – NPFG Insured
500	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Canterbury School,	7/16 at 100.00	N/R	436,140
	Series 2006B, 5.000%, 7/01/36 – RAAI Insured
305	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Chase Collegiate	7/17 at 100.00	N/R	286,673
	School, Series 2007A, 5.000%, 7/01/27 – RAAI Insured
1,000	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Fairfield University,	7/20 at 100.00	A–	996,160
	Series 2010-O, 5.000%, 7/01/40
750	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Horace Bushnell	7/11 at 100.00	Baa1	750,075
	Memorial Hall, Series 1999A, 5.625%, 7/01/29 – NPFG Insured
800	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Loomis Chaffee School,	No Opt. Call	A2	918,432
	Series 2005F, 5.250%, 7/01/19 – AMBAC Insured
1,000	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Quinnipiac University,	7/16 at 100.00	A–	986,590
	Series 2006H, 5.000%, 7/01/36 – AMBAC Insured
1,595	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Quinnipiac University,	7/17 at 100.00	A–	1,651,989
	Series 2007-I, 5.000%, 7/01/25 – NPFG Insured
270	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Renbrook School,	7/17 at 100.00	N/R	247,736
	Series 2007A, 5.000%, 7/01/37 – AMBAC Insured
1,375	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Trinity College,	7/14 at 100.00	A+	1,478,194
	Series 2004H, 5.000%, 7/01/21 – NPFG Insured
2,000	Connecticut Health and Educational Facilities Authority, Revenue Bonds, University of	7/12 at 101.00	BBB–	1,826,240
	Hartford, Series 2002E, 5.250%, 7/01/32 – RAAI Insured
1,050	Connecticut Health and Educational Facilities Authority, Revenue Bonds, University of	7/16 at 100.00	BBB–	919,023
	Hartford, Series 2006G, 5.250%, 7/01/36 – RAAI Insured
800	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Wesleyan University,	7/20 at 100.00	AA	830,432
	Series 2010G, 5.000%, 7/01/35
1,500	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Yale University,	7/13 at 100.00	AAA	1,518,720
	Series 2003X-1, 5.000%, 7/01/42 (UB)
3,550	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Yale University,	7/16 at 100.00	AAA	3,653,270
	Series 2007Z-1, 5.000%, 7/01/42 (UB)
6,150	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Yale University,	7/17 at 100.00	AAA	6,372,692
	Series 2007Z-3, 5.050%, 7/01/42 (UB) (4)
245	Connecticut Higher Education Supplemental Loan Authority, Revenue Bonds, Family Education	11/11 at 100.00	AAA	247,617
	Loan Program, Series 1999A, 6.000%, 11/15/18 – AMBAC Insured (Alternative Minimum Tax)
610	Connecticut Higher Education Supplemental Loan Authority, Revenue Bonds, Family Education	11/11 at 100.00	Aa2	614,496
	Loan Program, Series 2001A, 5.250%, 11/15/18 – NPFG Insured (Alternative Minimum Tax)
1,000	University of Connecticut, General Obligation Bonds, Series 2004A, 5.000%, 1/15/18 –	1/14 at 100.00	AA	1,076,830
	NPFG Insured
1,220	University of Connecticut, General Obligation Bonds, Series 2005A, 5.000%, 2/15/17 –	2/15 at 100.00	AA+	1,374,550
	AGM Insured
685	University of Connecticut, General Obligation Bonds, Series 2006A, 5.000%, 2/15/23 –	2/16 at 100.00	AA	740,266
	FGIC Insured
535	University of Connecticut, General Obligation Bonds, Series 2010A, 5.000%, 2/15/28	2/20 at 100.00	AA	580,320
1,000	University of Connecticut, Student Fee Revenue Refunding Bonds, Series 2002A,	11/12 at 101.00	Aa2	1,068,180
	5.250%, 11/15/19 – FGIC Insured
225	University of Connecticut, Student Fee Revenue Refunding Bonds, Series 2010A,	11/19 at 100.00	Aa2	244,789
	5.000%, 11/15/27
29,090	Total Education and Civic Organizations			29,745,913

Nuveen Investments 25

Nuveen Connecticut Premium Income Municipal Fund (continued)
NTC	Portfolio of Investments May 31, 2011

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Health Care – 21.0% (13.7% of Total Investments)
$ 1,240	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Ascension Health	11/19 at 100.00	AA+	$ 1,243,360
	Series 2010A, 5.000%, 11/15/40
	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Bristol Hospital,
	Series 2002B:
500	5.500%, 7/01/21 – RAAI Insured	7/12 at 101.00	N/R	479,800
700	5.500%, 7/01/32 – RAAI Insured	7/12 at 101.00	N/R	626,115
350	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Catholic Health East	11/20 at 100.00	A1	343,245
	Series 2010, 4.750%, 11/15/29
645	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Eastern Connecticut	7/11 at 100.00	N/R	644,961
	Health Network, Series 2000A, 6.000%, 7/01/25 – RAAI Insured
	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Griffin Hospital,
	Series 2005B:
800	5.000%, 7/01/20 – RAAI Insured	7/15 at 100.00	N/R	797,080
500	5.000%, 7/01/23 – RAAI Insured	7/15 at 100.00	N/R	476,000
	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Hospital For Special
	Care, Series 2007C:
385	5.250%, 7/01/32 – RAAI Insured	7/17 at 100.00	BBB–	354,577
150	5.250%, 7/01/37 – RAAI Insured	7/17 at 100.00	BBB–	134,168
2,620	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Middlesex Hospital,	7/16 at 100.00	Aa3	2,614,812
	Series 2006, 5.000%, 7/01/32 – AGM Insured
400	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Stamford Hospital,	7/20 at 10.00	A	404,348
	Series 2010-I, 5.000%, 7/01/30
1,395	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Yale-New Haven	7/16 at 100.00	Aa3	1,412,730
	Hospital, Series 2006J-1, 5.000%, 7/01/31 – AMBAC Insured
425	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Yale-New Haven	7/20 at 100.00	Aa3	431,656
	Hospital, Series 2010M, 5.500%, 7/01/40
3,000	Connecticut Health and Educational Facilities Authority, Revenue Refunding Bonds, Middlesex	7/11 at 100.00	A2	2,883,870
	Health Services, Series 1997H, 5.125%, 7/01/27 – NPFG Insured
3,050	Monroe County Industrial Development Corporation, New York, FHA Insured Mortgage Revenue	2/21 at 100.00	Aa2	3,181,638
	Bonds, Unity Hospital of Rochester Project, Series 2010, 5.500%, 8/15/40
16,160	Total Health Care			16,028,360
	Housing/Multifamily – 1.2% (0.8% of Total Investments)
960	Connecticut Housing Finance Authority, Multifamily Housing Mortgage Finance Program Bonds,	11/15 at 100.00	AAA	926,093
	Series 2006G-2, 4.800%, 11/15/27 (Alternative Minimum Tax)
	Housing/Single Family – 9.9% (6.5% of Total Investments)
	Connecticut Housing Finance Authority, Housing Mortgage Finance Program Bonds, Series 2001C:
1,000	5.300%, 11/15/33 (Alternative Minimum Tax)	11/11 at 100.00	AAA	999,910
500	5.450%, 11/15/43 (Alternative Minimum Tax)	8/11 at 100.00	AAA	494,725
1,675	Connecticut Housing Finance Authority, Housing Mortgage Finance Program Bonds, Series 2004-A5,	5/13 at 100.00	AAA	1,685,921
	5.050%, 11/15/34
	Connecticut Housing Finance Authority, Housing Mortgage Finance Program Bonds, Series 2006-A1:
205	4.700%, 11/15/26 (Alternative Minimum Tax)	11/15 at 100.00	AAA	198,001
220	4.800%, 11/15/31 (Alternative Minimum Tax)	11/15 at 100.00	AAA	207,669
2,045	Connecticut Housing Finance Authority, Housing Mortgage Finance Program Bonds, Series 2006D,	5/16 at 100.00	AAA	2,042,628
	4.650%, 11/15/27
2,000	Connecticut Housing Finance Authority, Single Family Housing Mortgage Finance Program Bonds,	11/19 at 100.00	AAA	1,946,840
	Series 2010-A2, 4.500%, 11/15/30
7,645	Total Housing/Single Family			7,575,694
	Long-Term Care – 3.1% (2.0% of Total Investments)
165	Connecticut Development Authority, First Mortgage Gross Revenue Refunding Healthcare Bonds,	10/11 at 100.00	BBB–	165,294
	Church Homes Inc. – Congregational Avery Heights, Series 1997, 5.700%, 4/01/12
540	Connecticut Development Authority, First Mortgage Gross Revenue Refunding Healthcare Bonds,	9/11 at 100.00	BBB–	541,944
	Connecticut Baptist Homes Inc., Series 1999, 5.500%, 9/01/15 – RAAI Insured

26 Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Long-Term Care (continued)
$ 1,600	Connecticut Housing Finance Authority, State Supported Special Obligation Bonds, Refunding	6/20 at 100.00	AA	$ 1,643,296
	Series 2010-16, 5.000%, 6/15/30
2,305	Total Long-Term Care			2,350,534
	Tax Obligation/General – 21.7% (14.2% of Total Investments)
750	Bridgeport, Connecticut, General Obligation Refunding Bonds, Series 2002A, 5.375%, 8/15/19 –	8/12 at 100.00	A1	770,528
	FGIC Insured
1,110	Connecticut State, General Obligation Bonds, Series 2004C, 5.000%, 4/01/23 – FGIC Insured	4/14 at 100.00	AA	1,199,977
2,000	Connecticut State, General Obligation Bonds, Series 2006A, 4.750%, 12/15/24	12/16 at 100.00	AA	2,133,880
1,300	Connecticut State, General Obligation Bonds, Series 2006C, 5.000%, 6/01/23 – AGM Insured	6/16 at 100.00	AA+	1,408,836
500	Connecticut State, General Obligation Bonds, Series 2006E, 5.000%, 12/15/20	12/16 at 10.00	AA	571,395
	Hartford, Connecticut, General Obligation Bonds, Series 2005A:
775	5.000%, 8/01/20 – AGM Insured	8/15 at 100.00	AA+	843,146
525	4.375%, 8/01/24 – AGM Insured	8/15 at 100.00	AA+	537,364
700	Hartford, Connecticut, General Obligation Bonds, Series 2009A, 5.000%, 8/15/28 – AGC Insured	8/19 at 100.00	AA+	744,233
500	New Haven, Connecticut, General Obligation Bonds, Series 2006, 5.000%, 11/01/17 –	11/16 at 100.00	A1	554,520
	AMBAC Insured
500	North Haven, Connecticut, General Obligation Bonds, Series 2006, 5.000%, 7/15/24	No Opt. Call	Aa1	593,440
1,380	Oregon State, General Obligation Bonds, Oregon University System Projects, Series 2011G,	8/21 at 100.00	AA+	1,448,931
	5.000%, 8/01/36
1,860	Puerto Rico, General Obligation and Public Improvement Bonds, Series 2002A, 5.500%, 7/01/20 –	No Opt. Call	A3	1,957,669
	NPFG Insured
1,420	Regional School District 16, Connecticut, General Obligation Bonds, Series 2003, 5.000%,	3/13 at 101.00	A1	1,511,136
	3/15/16 – AMBAC Insured
	Suffield, Connecticut, General Obligation Bonds, Series 2005:
465	5.000%, 6/15/17	No Opt. Call	AA+	553,592
460	5.000%, 6/15/19	No Opt. Call	AA+	551,388
1,000	5.000%, 6/15/21	No Opt. Call	AA+	1,201,450
15,245	Total Tax Obligation/General			16,581,485
	Tax Obligation/Limited – 21.1% (13.7% of Total Investments)
	Connecticut Health and Educational Facilities Authority, Child Care Facilities Program Revenue
	Bonds, Series 2006F:
1,300	5.000%, 7/01/31 – AGC Insured	7/16 at 100.00	AA+	1,326,533
1,000	5.000%, 7/01/36 – AGC Insured	7/16 at 100.00	AA+	1,010,910
1,945	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Child Care Facilities	7/11 at 100.00	N/R	1,945,195
	Program, Series 1999C, 5.625%, 7/01/29 – AMBAC Insured
500	Connecticut, Special Tax Obligation Transportation Infrastructure Purpose Bonds, Series 2003B,	1/14 at 100.00	AA	536,005
	5.000%, 1/01/23 – FGIC Insured
1,750	Connecticut, Special Tax Obligation Transportation Infrastructure Purpose Revenue Bonds,	8/17 at 100.00	AA	1,863,890
	Series 2007A, 5.000%, 8/01/27 – AMBAC Insured
1,100	Harbor Point Infrastructure Improvement District, Connecticut, Special Obligation Revenue	4/20 at 100.00	N/R	1,163,426
	Bonds, Harbor Point Project, Series 2010A, 7.875%, 4/01/39
	Puerto Rico Infrastructure Financing Authority, Special Tax Revenue Bonds, Series 2005A:
960	0.000%, 7/01/32 – FGIC Insured	No Opt. Call	A3	223,459
2,615	0.000%, 7/01/33 – FGIC Insured	No Opt. Call	A3	554,380
2,000	Puerto Rico Municipal Finance Agency, Series 2002A, 5.250%, 8/01/21 – AGM Insured	8/12 at 100.00	AA+	2,017,700
2,400	Puerto Rico Municipal Finance Agency, Series 2005C, 5.000%, 8/01/16 – AGM Insured	8/15 at 100.00	AA+	2,577,528
975	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, First Subordinate Series	2/20 at 100.00	A+	952,107
	2010A, 5.375%, 8/01/39
1,000	Virgin Islands Public Finance Authority, Gross Receipts Taxes Loan Note, Series 2003, 5.250%,	10/14 at 100.00	AA+	1,069,510
	10/01/19 – AGM Insured
895	Virgin Islands Public Finance Authority, Matching Fund Loan Notes Revenue Bonds, Senior Lien	10/20 at 100.00	BBB	836,798
	Series 2010A, 5.000%, 10/01/29
18,440	Total Tax Obligation/Limited			16,077,441

Nuveen Investments 27

Nuveen Connecticut Premium Income Municipal Fund (continued)
NTC	Portfolio of Investments May 31, 2011

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	U.S. Guaranteed – 12.4% (8.1% of Total Investments) (5)
$ 650	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Loomis Chaffee School,	7/11 at 101.00	N/R (5)	$ 659,315
	Series 2001D, 5.500%, 7/01/23 (Pre-refunded 7/01/11)
40	Connecticut, General Obligation Bonds, Series 1993E, 6.000%, 3/15/12 (ETM)	No Opt. Call	Aa2 (5)	41,846
1,500	Connecticut, General Obligation Bonds, Series 2002B, 5.500%, 6/15/21 (Pre-refunded 6/15/12)	6/12 at 100.00	AA (5)	1,582,695
	Connecticut, Special Tax Obligation Transportation Infrastructure Purpose Bonds, Series 2002B:
2,000	5.000%, 12/01/20 (Pre-refunded 12/01/12) – AMBAC Insured	12/12 at 100.00	AA (5)	2,138,320
1,000	5.000%, 12/01/21 (Pre-refunded 12/01/12) – AMBAC Insured	12/12 at 100.00	AA (5)	1,069,160
1,100	University of Connecticut, General Obligation Bonds, Series 2003A, 5.125%, 2/15/21	2/13 at 100.00	AA (5)	1,188,154
	(Pre-refunded 2/15/13) – NPFG Insured
1,000	Waterbury, Connecticut, General Obligation Bonds, Series 2002A, 5.375%, 4/01/17 (Pre-refunded	4/12 at 100.00	AA+ (5)	1,041,820
	4/01/12) – AGM Insured
1,500	West Hartford, Connecticut, General Obligation Bonds, Series 2005B, 5.000%, 10/01/18	10/15 at 100.00	AAA	1,734,810
	(Pre-refunded 10/01/15)
8,790	Total U.S. Guaranteed			9,456,120
	Utilities – 8.7% (5.7% of Total Investments)
1,150	Bristol Resource Recovery Facility Operating Committee, Connecticut, Solid Waste Revenue	No Opt. Call	AA	1,199,243
	Bonds, Covanta Bristol Inc., Series 2005, 5.000%, 7/01/12 – AMBAC Insured
1,000	Connecticut Development Authority, Pollution Control Revenue Refunding Bonds, Connecticut	10/11 at 100.50	BBB+	1,003,190
	Light and Power Company, Series 1993A, 5.850%, 9/01/28
175	Connecticut Development Authority, Pollution Control Revenue Refunding Bonds, Western	10/11 at 100.50	BBB+	175,558
	Massachusetts Electric Company, Series 1993A, 5.850%, 9/01/28
1,070	Connecticut Development Authority, Solid Waste Disposal Facilities Revenue Bonds, PSEG Power	11/12 at 100.00	Baa1	1,029,233
	LLC Project, Series 2007A, 5.750%, 11/01/37 (Alternative Minimum Tax)
1,750	Connecticut Resource Recovery Authority, Revenue Bonds, American Ref-Fuel Company of	12/11 at 102.00	Ba1	1,751,173
	Southeastern Connecticut LP, Series 1998A-I, 5.500%, 11/15/15 (Alternative Minimum Tax)
	Eastern Connecticut Resource Recovery Authority, Solid Waste Revenue Bonds, Wheelabrator
	Lisbon Project, Series 1993A:
205	5.500%, 1/01/14 (Alternative Minimum Tax)	7/11 at 100.00	BBB	205,558
1,290	5.500%, 1/01/20 (Alternative Minimum Tax)	7/11 at 100.00	BBB	1,290,026
6,640	Total Utilities			6,653,981
	Water and Sewer – 13.7% (8.9% of Total Investments)
500	Connecticut Development Authority, Water Facility Revenue Bonds, Aquarion Water Company	9/17 at 100.00	N/R	431,705
	Project, Series 2007, 5.100%, 9/01/37 – SYNCORA GTY Insured (Alternative Minimum Tax)
1,185	Connecticut, State Revolving Fund General Revenue Bonds, Series 2003A, 5.000%, 10/01/16	10/13 at 100.00	AAA	1,293,546
	Greater New Haven Water Pollution Control Authority, Connecticut, Regional Wastewater System
	Revenue Bonds, Series 2005A:
1,520	5.000%, 11/15/30 – NPFG Insured	11/15 at 100.00	A1	1,547,573
2,260	5.000%, 8/15/35 – NPFG Insured	11/15 at 100.00	A1	2,265,762
725	Guam Government Waterworks Authority, Water and Wastewater System Revenue Bonds, Series 2010,	7/20 at 100.00	Ba2	640,232
	5.625%, 7/01/40
1,000	Puerto Rico Aqueduct and Sewerage Authority, Revenue Bonds, Senior Lien Series 2008A,	7/18 at 100.00	Baa1	1,003,079
	6.000%, 7/01/38

28 Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Water and Sewer (continued)
	South Central Connecticut Regional Water Authority, Water System Revenue Bonds, Eighteenth
	Series 2003A:
$ 1,000	5.000%, 8/01/20 – NPFG Insured	8/13 at 100.00	Aa3	$ 1,039,239
1,075	5.000%, 8/01/33 – NPFG Insured	8/13 at 100.00	Aa3	1,083,814
1,100	Stamford, Connecticut, Water Pollution Control System and Facility Revenue Bonds, Series	11/13 at 100.00	AA+	1,119,634
	2003A, 5.000%, 11/15/32
10,365	Total Water and Sewer			10,424,584
$ 116,920	Total Investments (cost $116,039,117) – 153.3%			116,953,440
	Floating Rate Obligations – (10.4)%			(7,965,000)
	MuniFund Term Preferred Shares, at Liquidation Value – (47.3)% (6)			(36,080,000)
	Other Assets Less Liabilities – 4.4%			3,375,076
	Net Assets Applicable to Common Shares – 100%			$ 76,283,516

(1)	All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.
(2)
Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3)
Ratings (not covered by the report of independent registered public accounting firm): Using the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investor Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(4)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in inverse floating rate transactions.
(5)
Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest. Such investments are normally considered to be equivalent to AAA rated securities.

(6)	MuniFund Term Preferred Shares, at Liquidation Value as a percentage of Total Investments is 30.8%.
N/R	Not rated.
(ETM)	Escrowed to maturity.
(UB)
Underlying bond of an inverse floating rate trust reflected as a financing transaction. See Notes to Financial Statements, Footnote 1 – General Information and Significant Accounting Policies, Inverse Floating Rate Securities for more information.

 See accompanying notes to financial statements.

Nuveen Investments 29

Nuveen Connecticut Dividend Advantage Municipal Fund
NFC	Portfolio of Investments
May 31, 2011

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Education and Civic Organizations – 37.3% (23.6% of Total Investments)
$ 250	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Canterbury School,	7/16 at 100.00	N/R	$ 218,070
	Series 2006B, 5.000%, 7/01/36 – RAAI Insured
150	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Chase Collegiate	7/17 at 100.00	N/R	140,987
	School, Series 2007A, 5.000%, 7/01/27 – RAAI Insured
500	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Fairfield University,	7/20 at 100.00	A–	498,080
	Series 2010-O, 5.000%, 7/01/40
440	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Loomis Chaffee School,	No Opt. Call	A2	506,528
	Series 2005F, 5.250%, 7/01/18 – AMBAC Insured
795	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Quinnipiac University,	7/17 at 100.00	A–	823,405
	Series 2007-I, 5.000%, 7/01/25 – NPFG Insured
130	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Renbrook School,	7/17 at 100.00	N/R	119,280
	Series 2007A, 5.000%, 7/01/37 – AMBAC Insured
50	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Sacred Heart	7/11 at 100.00	BBB	46,363
	University, Series 1998E, 5.000%, 7/01/28 – RAAI Insured
350	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Trinity College,	7/14 at 100.00	A+	385,837
	Series 2004H, 5.000%, 7/01/17 – NPFG Insured
1,000	Connecticut Health and Educational Facilities Authority, Revenue Bonds, University of	7/12 at 101.00	BBB–	913,120
	Hartford, Series 2002E, 5.250%, 7/01/32 – RAAI Insured
500	Connecticut Health and Educational Facilities Authority, Revenue Bonds, University of	7/16 at 100.00	BBB–	437,630
	Hartford, Series 2006G, 5.250%, 7/01/36 – RAAI Insured
1,600	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Wesleyan University,	7/20 at 100.00	AA	1,660,864
	Series 2010G, 5.000%, 7/01/35
500	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Yale University,	7/13 at 100.00	AAA	506,240
	Series 2003X-1, 5.000%, 7/01/42 (UB)
1,800	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Yale University,	7/16 at 100.00	AAA	1,852,362
	Series 2007Z-1, 5.000%, 7/01/42 (UB)
3,050	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Yale University,	7/17 at 100.00	AAA	3,160,441
	Series 2007Z-3, 5.050%, 7/01/42 (UB) (4)
475	Connecticut Higher Education Supplemental Loan Authority, Revenue Bonds, Family Education	11/11 at 100.00	Aa2	478,501
	Loan Program, Series 2001A, 5.250%, 11/15/18 – NPFG Insured (Alternative Minimum Tax)
	Puerto Rico Industrial, Tourist, Educational, Medical and Environmental Control Facilities
	Financing Authority, Higher Education Revenue Bonds, Ana G. Mendez University System,
	Series 1999:
115	5.375%, 2/01/19	8/11 at 100.00	BBB–	114,991
270	5.375%, 2/01/29	8/11 at 100.00	BBB–	238,337
485	University of Connecticut, General Obligation Bonds, Series 2006A, 5.000%, 2/15/23 –	2/16 at 100.00	AA	524,130
	FGIC Insured
1,070	University of Connecticut, General Obligation Bonds, Series 2010A, 5.000%, 2/15/28	2/20 at 100.00	AA	1,160,640
115	University of Connecticut, Student Fee Revenue Bonds, Refunding Series 2010A, 5.000%, 11/15/27	11/19 at 100.00	Aa2	125,114
13,645	Total Education and Civic Organizations			13,910,920
	Health Care – 24.1% (15.3% of Total Investments)
1,000	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Ascension Health	11/19 at 100.00	AA+	1,002,710
	Series 2010A, 5.000%, 11/15/40
1,400	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Bristol Hospital,	7/12 at 101.00	N/R	1,252,230
	Series 2002B, 5.500%, 7/01/32 – RAAI Insured
175	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Catholic Health East	11/20 at 100.00	A1	171,623
	Series 2010, 4.750%, 11/15/29
25	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Danbury Hospital,	7/11 at 100.00	N/R	25,017
	Series 1999G, 5.700%, 7/01/22 – AMBAC Insured
840	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Eastern Connecticut	7/15 at 100.00	N/R	757,882
	Health Network, Series 2005, 5.000%, 7/01/25 – RAAI Insured

30 Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Health Care (continued)
	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Griffin Hospital,
	Series 2005B:
$ 500	5.000%, 7/01/20 – RAAI Insured	7/15 at 100.00	N/R	$ 498,175
250	5.000%, 7/01/23 – RAAI Insured	7/15 at 100.00	N/R	238,000
200	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Hospital For Special	7/17 at 100.00	BBB–	184,196
	Care, Series 2007C, 5.250%, 7/01/32 – RAAI Insured
60	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Middlesex Hospital,	7/16 at 100.00	Aa3	59,881
	Series 2006, 5.000%, 7/01/32 – AGM Insured
240	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Stamford Hospital,	7/20 at 10.00	A	242,609
	Series 2010-I, 5.000%, 7/01/30
775	Connecticut Health and Educational Facilities Authority, Revenue Bonds, William W. Backus	7/18 at 100.00	AA+	782,758
	Hospital, Series 2005F, 5.125%, 7/01/35 – AGM Insured
1,870	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Yale-New Haven	7/16 at 100.00	Aa3	1,893,768
	Hospital, Series 2006J-1, 5.000%, 7/01/31 – AMBAC Insured
225	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Yale-New Haven	7/20 at 100.00	Aa3	228,524
	Hospital, Series 2010M, 5.500%, 7/01/40
1,600	Monroe County Industrial Development Corporation, New York, FHA Insured Mortgage Revenue	2/21 at 100.00	Aa2	1,669,056
	Bonds, Unity Hospital of Rochester Project, Series 2010, 5.500%, 8/15/40
9,160	Total Health Care			9,006,429
	Housing/Multifamily – 1.2% (0.8% of Total Investments)
480	Connecticut Housing Finance Authority, Multifamily Housing Mortgage Finance Program Bonds,	11/15 at 100.00	AAA	463,046
	Series 2006G-2, 4.800%, 11/15/27 (Alternative Minimum Tax)
	Housing/Single Family – 9.4% (5.9% of Total Investments)
	Connecticut Housing Finance Authority, Housing Mortgage Finance Program Bonds, Series 2001C:
1,000	5.300%, 11/15/33 (Alternative Minimum Tax)	11/11 at 100.00	AAA	999,910
250	5.450%, 11/15/43 (Alternative Minimum Tax)	11/43 at 100.00	AAA	247,363
800	Connecticut Housing Finance Authority, Housing Mortgage Finance Program Bonds, Series 2004-A5,	5/13 at 100.00	AAA	805,216
	5.050%, 11/15/34
685	Connecticut Housing Finance Authority, Housing Mortgage Finance Program Bonds, Series 2006D,	5/16 at 100.00	AAA	684,205
	4.650%, 11/15/27
800	Connecticut Housing Finance Authority, Single Family Housing Mortgage Finance Program Bonds,	11/19 at 100.00	AAA	773,032
	Series 2010-A2, 4.750%, 11/15/35
3,535	Total Housing/Single Family			3,509,726
	Long-Term Care – 2.1% (1.3% of Total Investments)
300	Connecticut Development Authority, First Mortgage Gross Revenue Healthcare Bonds, Elim Park	12/11 at 102.00	BBB+	304,482
	Baptist Home Inc., Series 2003, 5.750%, 12/01/23
110	Connecticut Development Authority, First Mortgage Gross Revenue Refunding Healthcare Bonds,	10/11 at 100.00	BBB–	110,011
	Church Homes Inc. – Congregational Avery Heights, Series 1997, 5.800%, 4/01/21
35	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Village for Families	7/12 at 101.00	N/R	30,918
	and Children Inc., Series 2002A, 5.000%, 7/01/32 – AMBAC Insured
250	Connecticut State Development Authority, Health Facilities Revenue Bonds, Alzheimer’s Resource	8/17 at 100.00	N/R	216,803
	Center of Connecticut, Inc., Series 2007, 5.500%, 8/15/27
105	Hamden, Connecticut, Facility Revenue Bonds, Whitney Center Project, Series 2009A,	1/20 at 100.00	N/R	108,625
	7.625%, 1/01/30
800	Total Long-Term Care			770,839
	Tax Obligation/General – 15.9% (10.1% of Total Investments)
560	Connecticut State, General Obligation Bonds, Series 2004C, 5.000%, 4/01/23 – FGIC Insured	4/14 at 100.00	AA	605,394
700	Connecticut State, General Obligation Bonds, Series 2006A, 4.750%, 12/15/24	12/16 at 100.00	AA	746,858
100	Connecticut State, General Obligation Bonds, Series 2006C, 5.000%, 6/01/23 – AGM Insured	6/16 at 100.00	AA+	108,372

Nuveen Investments 31

Nuveen Connecticut Dividend Advantage Municipal Fund (continued)
NFC	Portfolio of Investments May 31, 2011

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Tax Obligation/General (continued)
	Hartford, Connecticut, General Obligation Bonds, Series 2005A:
$ 360	5.000%, 8/01/21 – AGM Insured	8/15 at 100.00	AA+	$ 387,068
240	4.375%, 8/01/24 – AGM Insured	8/15 at 100.00	AA+	245,652
600	Hartford, Connecticut, General Obligation Bonds, Series 2009A, 5.000%, 8/15/28 – AGC Insured	8/19 at 100.00	AA+	637,914
400	North Haven, Connecticut, General Obligation Bonds, Series 2006, 5.000%, 7/15/24	No Opt. Call	Aa1	474,752
1,850	Oregon State, General Obligation Bonds, Oregon University System Projects, Series 2011G,	8/21 at 100.00	AA+	1,942,408
	5.000%, 8/01/36
	Suffield, Connecticut, General Obligation Bonds, Series 2005:
335	5.000%, 6/15/17	No Opt. Call	AA+	398,824
335	5.000%, 6/15/19	No Opt. Call	AA+	401,554
5,480	Total Tax Obligation/General			5,948,796
	Tax Obligation/Limited – 28.9% (18.3% of Total Investments)
	Connecticut Health and Educational Facilities Authority, Child Care Facilities Program Revenue
	Bonds, Series 2006F:
650	5.000%, 7/01/31 – AGC Insured	7/16 at 100.00	AA+	663,267
500	5.000%, 7/01/36 – AGC Insured	7/16 at 100.00	AA+	505,455
1,000	Connecticut Health and Educational Facilities Authority, Revenue Bonds, New Opportunities for	7/11 at 102.00	A	1,033,960
	Waterbury Inc., Series 1998A, 6.750%, 7/01/28
	Connecticut, Certificates of Participation, Juvenile Training School, Series 2001:
600	5.000%, 12/15/20	12/11 at 101.00	AA–	618,024
1,000	5.000%, 12/15/30	12/11 at 101.00	AA–	1,009,630
1,475	Connecticut, Special Tax Obligation Transportation Infrastructure Purpose Bonds, Series 1998B,	No Opt. Call	AA+	1,582,646
	5.500%, 11/01/12 – AGM Insured
900	Connecticut, Special Tax Obligation Transportation Infrastructure Purpose Revenue Bonds,	8/17 at 100.00	AA	958,572
	Series 2007A, 5.000%, 8/01/27 – AMBAC Insured
500	Harbor Point Infrastructure Improvement District, Connecticut, Special Obligation Revenue	4/20 at 100.00	N/R	528,830
	Bonds, Harbor Point Project, Series 2010A, 7.875%, 4/01/39
600	Puerto Rico Highway and Transportation Authority, Highway Revenue Bonds, Series 2007N, 5.250%,	No Opt. Call	A3	570,672
	7/01/31 – AMBAC Insured
470	Puerto Rico Infrastructure Financing Authority, Special Tax Revenue Bonds, Series 2005A,	No Opt. Call	A3	109,402
	0.000%, 7/01/32 – FGIC Insured
1,200	Puerto Rico Municipal Finance Agency, Series 2005C, 5.000%, 8/01/16 – AGM Insured	8/15 at 100.00	AA+	1,288,764
1,000	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, First Subordinate Series	2/20 at 100.00	A+	976,520
	2010A, 5.375%, 8/01/39
750	Virgin Islands Public Finance Authority, Gross Receipts Taxes Loan Note, Series 1999A,	10/11 at 100.00	BBB+	755,453
	6.375%, 10/01/19
210	Virgin Islands Public Finance Authority, Matching Fund Loan Notes Revenue Bonds, Senior Lien	10/20 at 100.00	BBB	196,344
	Series 2010A, 5.000%, 10/01/29
10,855	Total Tax Obligation/Limited			10,797,539
	U.S. Guaranteed – 16.9% (10.7% of Total Investments) (5)
1,000	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Loomis Chaffee School,	7/11 at 101.00	N/R (5)	1,014,330
	Series 2001D, 5.500%, 7/01/23 (Pre-refunded 7/01/11)
2,000	Connecticut, Clean Water Fund Revenue Bonds, Series 2001, 5.500%, 10/01/20	10/11 at 100.00	N/R (5)	2,035,200
	(Pre-refunded 10/01/11)
500	Connecticut, General Obligation Bonds, Series 2002B, 5.500%, 6/15/21 (Pre-refunded 6/15/12)	6/12 at 100.00	AA (5)	527,565
500	East Lyme, Connecticut, General Obligation Bonds, Series 2001, 5.125%, 7/15/20 (Pre-refunded	7/11 at 102.00	Aa2 (5)	513,045
	7/15/11) – FGIC Insured
220	New Haven, Connecticut, General Obligation Bonds, Series 2001A, 5.000%, 11/01/20 (Pre-refunded	11/11 at 100.00	A1 (5)	223,073
	11/01/11) – FGIC Insured
1,000	Waterbury, Connecticut, General Obligation Bonds, Series 2002A, 5.375%, 4/01/17 (Pre-refunded	4/12 at 100.00	AA+ (5)	1,041,820
	4/01/12) – AGM Insured
810	West Hartford, Connecticut, General Obligation Bonds, Series 2005B, 5.000%, 10/01/18	10/15 at 100.00	AAA	936,797
	(Pre-refunded 10/01/15)
6,030	Total U.S. Guaranteed			6,291,830

32 Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Utilities – 7.1% (4.5% of Total Investments)
$ 575	Connecticut Development Authority, Pollution Control Revenue Refunding Bonds, Connecticut	10/11 at 100.50	BBB+	$ 576,834
	Light and Power Company, Series 1993A, 5.850%, 9/01/28
560	Connecticut Development Authority, Solid Waste Disposal Facilities Revenue Bonds, PSEG Power	11/12 at 100.00	Baa1	538,664
	LLC Project, Series 2007A, 5.750%, 11/01/37 (Alternative Minimum Tax)
1,000	Connecticut Resource Recovery Authority, Revenue Bonds, American Ref-Fuel Company of	12/11 at 102.00	Ba1	1,000,670
	Southeastern Connecticut LP, Series 1998A-I, 5.500%, 11/15/15 (Alternative Minimum Tax)
525	Eastern Connecticut Resource Recovery Authority, Solid Waste Revenue Bonds, Wheelabrator	7/11 at 100.00	BBB	526,428
	Lisbon Project, Series 1993A, 5.500%, 1/01/14 (Alternative Minimum Tax)
2,660	Total Utilities			2,642,596
	Water and Sewer – 14.9% (9.5% of Total Investments)
255	Connecticut Development Authority, Water Facility Revenue Bonds, Aquarion Water Company	9/17 at 100.00	N/R	220,170
	Project, Series 2007, 5.100%, 9/01/37 – SYNCORA GTY Insured (Alternative Minimum Tax)
1,185	Connecticut, State Revolving Fund General Revenue Bonds, Series 2003A, 5.000%, 10/01/16	10/13 at 100.00	AAA	1,293,546
	Greater New Haven Water Pollution Control Authority, Connecticut, Regional Wastewater System
	Revenue Bonds, Series 2005A:
720	5.000%, 11/15/30 – NPFG Insured	11/15 at 100.00	A1	733,061
1,110	5.000%, 8/15/35 – NPFG Insured	11/15 at 100.00	A1	1,112,830
140	Guam Government Waterworks Authority, Water and Wastewater System Revenue Bonds,	7/15 at 100.00	Ba2	134,592
	Series 2005, 6.000%, 7/01/25
375	Guam Government Waterworks Authority, Water and Wastewater System Revenue Bonds,	7/20 at 100.00	Ba2	331,154
	Series 2010, 5.625%, 7/01/40
500	Puerto Rico Aqueduct and Sewerage Authority, Revenue Bonds, Senior Lien Series 2008A,	7/18 at 100.00	Baa1	501,539
	6.000%, 7/01/38
	South Central Connecticut Regional Water Authority, Water System Revenue Bonds, Eighteenth
	Series 2003A:
750	5.000%, 8/01/20 – NPFG Insured	8/13 at 100.00	Aa3	779,429
470	5.000%, 8/01/33 – NPFG Insured	8/13 at 100.00	Aa3	473,853
5,505	Total Water and Sewer			5,580,174
$ 58,150	Total Investments (cost $58,543,199) – 157.8%			58,921,895
	Floating Rate Obligations – (10.2)%			(3,820,000)
	MuniFund Term Preferred Shares, at Liquidation Value – (54.8)% (6)			(20,470,000)
	Other Assets Less Liabilities – 7.2%			2,702,589
	Net Assets Applicable to Common Shares – 100%			$ 37,334,484

(1)	All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.
(2)
Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3)
Ratings (not covered by the report of independent registered public accounting firm): Using the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investor Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(4)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in inverse floating rate transactions.
(5)
Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest. Such investments are normally considered to be equivalent to AAA rated securities.

(6)	MuniFund Term Preferred Shares, at Liquidation Value as a percentage of Total Investments is 34.7%.
N/R	Not rated.
(UB)
Underlying bond of an inverse floating rate trust reflected as a financing transaction. See Notes to Financial Statements, Footnote 1 – General Information and Significant Accounting Policies, Inverse Floating Rate Securities for more information.

See accompanying notes to financial statements.

Nuveen Investments 33

Nuveen Connecticut Dividend Advantage Municipal Fund 2
NGK	Portfolio of Investments
May 31, 2011

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Consumer Staples – 1.7% (1.1% of Total Investments)
$ 645	Puerto Rico, The Children’s Trust Fund, Tobacco Settlement Asset-Backed Refunding Bonds,	5/12 at 100.00	BBB	$ 571,044
	Series 2002, 5.375%, 5/15/33
	Education and Civic Organizations – 35.4% (22.4% of Total Investments)
200	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Canterbury School,	7/16 at 100.00	N/R	174,456
	Series 2006B, 5.000%, 7/01/36 – RAAI Insured
135	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Chase Collegiate	7/17 at 100.00	N/R	126,888
	School, Series 2007A, 5.000%, 7/01/27 – RAAI Insured
500	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Fairfield University,	7/20 at 100.00	A–	498,080
	Series 2010-O, 5.000%, 7/01/40
310	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Loomis Chaffee School,	No Opt. Call	A2	355,892
	Series 2005F, 5.250%, 7/01/19 – AMBAC Insured
715	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Quinnipiac University,	7/17 at 100.00	A–	740,547
	Series 2007-I, 5.000%, 7/01/25 – NPFG Insured
120	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Renbrook School,	7/17 at 100.00	N/R	110,105
	Series 2007A, 5.000%, 7/01/37 – AMBAC Insured
	Connecticut Health and Educational Facilities Authority, Revenue Bonds, University of
	Hartford, Series 2002E:
590	5.500%, 7/01/22 – RAAI Insured	7/12 at 101.00	BBB–	594,620
1,000	5.250%, 7/01/32 – RAAI Insured	7/12 at 101.00	BBB–	913,120
500	Connecticut Health and Educational Facilities Authority, Revenue Bonds, University of	7/16 at 100.00	BBB–	437,630
	Hartford, Series 2006G, 5.250%, 7/01/36 – RAAI Insured
800	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Wesleyan University,	7/20 at 100.00	AA	830,432
	Series 2010G, 5.000%, 7/01/35
500	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Yale University,	7/13 at 100.00	AAA	506,240
	Series 2003X-1, 5.000%, 7/01/42 (UB)
1,600	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Yale University,	7/16 at 100.00	AAA	1,646,544
	Series 2007Z-1, 5.000%, 7/01/42 (UB)
2,750	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Yale University,	7/17 at 100.00	AAA	2,849,578
	Series 2007Z-3, 5.050%, 7/01/42 (UB) (4)
	University of Connecticut, General Obligation Bonds, Series 2006A:
450	5.000%, 2/15/19 – FGIC Insured	2/16 at 100.00	AA	503,924
490	5.000%, 2/15/23 – FGIC Insured	2/16 at 100.00	AA	529,533
460	University of Connecticut, General Obligation Bonds, Series 2010A, 5.000%, 2/15/28	2/20 at 100.00	AA	498,967
500	University of Connecticut, Student Fee Revenue Refunding Bonds, Series 2002A, 5.250%,	11/12 at 101.00	Aa2	526,240
	11/15/22 – FGIC Insured
11,620	Total Education and Civic Organizations			11,842,796
	Health Care – 23.9% (15.1% of Total Investments)
800	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Ascension Health	11/19 at 100.00	AA+	802,168
	Series 2010A, 5.000%, 11/15/40
300	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Bristol Hospital,	7/12 at 101.00	N/R	268,335
	Series 2002B, 5.500%, 7/01/32 – RAAI Insured
175	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Catholic Health East	11/20 at 100.00	A1	171,623
	Series 2010, 4.750%, 11/15/29
	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Eastern Connecticut
	Health Network, Series 2000A:
20	6.125%, 7/01/20 – RAAI Insured	7/11 at 100.00	N/R	20,017
315	6.000%, 7/01/25 – RAAI Insured	7/11 at 100.00	N/R	314,981
	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Griffin Hospital,
	Series 2005B:
400	5.000%, 7/01/15 – RAAI Insured	No Opt. Call	N/R	423,260
300	5.000%, 7/01/20 – RAAI Insured	7/15 at 100.00	N/R	298,905
300	5.000%, 7/01/23 – RAAI Insured	7/15 at 100.00	N/R	285,600

34 Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Health Care (continued)
$ 170	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Hospital For Special	7/17 at 100.00	BBB–	$ 156,567
	Care, Series 2007C, 5.250%, 7/01/32 – RAAI Insured
1,190	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Middlesex Hospital,	7/16 at 100.00	Aa3	1,187,644
	Series 2006, 5.000%, 7/01/32 – AGM Insured
1,000	Connecticut Health and Educational Facilities Authority, Revenue Bonds, St. Francis Hospital	7/12 at 101.00	N/R	917,560
	and Medical Center, Series 2002D, 5.000%, 7/01/22 – RAAI Insured
315	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Stamford Hospital,	7/20 at 10.00	A	318,424
	Series 2010-I, 5.000%, 7/01/30
1,170	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Yale-New Haven	7/16 at 100.00	Aa3	1,184,871
	Hospital, Series 2006J-1, 5.000%, 7/01/31 – AMBAC Insured
200	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Yale-New Haven	7/20 at 100.00	Aa3	203,132
	Hospital, Series 2010M, 5.500%, 7/01/40
1,400	Monroe County Industrial Development Corporation, New York, FHA Insured Mortgage Revenue	2/21 at 100.00	Aa2	1,460,424
	Bonds, Unity Hospital of Rochester Project, Series 2010, 5.500%, 8/15/40
8,055	Total Health Care			8,013,511
	Housing/Multifamily – 1.4% (0.9% of Total Investments)
480	Connecticut Housing Finance Authority, Multifamily Housing Mortgage Finance Program Bonds,	11/15 at 100.00	AAA	463,046
	Series 2006G-2, 4.800%, 11/15/27 (Alternative Minimum Tax)
	Housing/Single Family – 8.4% (5.3% of Total Investments)
250	Connecticut Housing Finance Authority, Housing Mortgage Finance Program Bonds, Series 2001C,	8/11 at 100.00	AAA	247,363
	5.450%, 11/15/43 (Alternative Minimum Tax)
700	Connecticut Housing Finance Authority, Housing Mortgage Finance Program Bonds, Series 2004-A5,	5/13 at 100.00	AAA	704,564
	5.050%, 11/15/34
	Connecticut Housing Finance Authority, Housing Mortgage Finance Program Bonds, Series 2006-A1:
305	4.700%, 11/15/26 (Alternative Minimum Tax)	11/15 at 100.00	AAA	294,587
330	4.800%, 11/15/31 (Alternative Minimum Tax)	11/15 at 100.00	AAA	311,504
585	Connecticut Housing Finance Authority, Housing Mortgage Finance Program Bonds, Series 2006D,	5/16 at 100.00	AAA	584,321
	4.650%, 11/15/27
700	Connecticut Housing Finance Authority, Single Family Housing Mortgage Finance Program Bonds,	11/19 at 100.00	AAA	676,403
	Series 2010-A2, 4.750%, 11/15/35
2,870	Total Housing/Single Family			2,818,742
	Long-Term Care – 3.5% (2.2% of Total Investments)
320	Connecticut Development Authority, First Mortgage Gross Revenue Healthcare Bonds, Elim Park	12/11 at 102.00	BBB+	324,781
	Baptist Home Inc., Series 2003, 5.750%, 12/01/23
70	Connecticut Development Authority, First Mortgage Gross Revenue Refunding Healthcare Bonds,	10/11 at 100.00	BBB–	70,125
	Church Homes Inc. – Congregational Avery Heights, Series 1997, 5.700%, 4/01/12
450	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Village for Families	7/12 at 101.00	N/R	454,410
	and Children Inc., Series 2002A, 5.000%, 7/01/19 – AMBAC Insured
250	Connecticut State Development Authority, Health Facilities Revenue Bonds, Alzheimer’s Resource	8/17 at 100.00	N/R	216,803
	Center of Connecticut, Inc., Series 2007, 5.500%, 8/15/27
105	Hamden, Connecticut, Facility Revenue Bonds, Whitney Center Project, Series 2009A,	1/20 at 100.00	N/R	108,625
	7.625%, 1/01/30
1,195	Total Long-Term Care			1,174,744
	Tax Obligation/General – 12.7% (8.0% of Total Investments)
600	Connecticut State, General Obligation Bonds, Series 2006A, 4.750%, 12/15/24	12/16 at 100.00	AA	640,164
400	Connecticut State, General Obligation Bonds, Series 2006C, 5.000%, 6/01/23 – AGM Insured	6/16 at 100.00	AA+	433,488
	Hartford, Connecticut, General Obligation Bonds, Series 2005A:
360	5.000%, 8/01/21 – AGM Insured	8/15 at 100.00	AA+	387,068
140	4.375%, 8/01/24 – AGM Insured	8/15 at 100.00	AA+	143,297
650	New Haven, Connecticut, General Obligation Bonds, Series 2006, 5.000%, 11/01/17 –	11/16 at 100.00	A1	720,876
	AMBAC Insured
1,380	Oregon State, General Obligation Bonds, Oregon University System Projects, Series 2011G,	8/21 at 100.00	AA+	1,448,931
	5.000%, 8/01/36

Nuveen Investments 35

Nuveen Connecticut Dividend Advantage Municipal Fund 2 (continued)
NGK	Portfolio of Investments May 31, 2011

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Tax Obligation/General (continued)
$ 400	Suffield, Connecticut, General Obligation Bonds, Series 2005, 5.000%, 6/15/21	No Opt. Call	AA+	$ 480,580
3,930	Total Tax Obligation/General			4,254,404
	Tax Obligation/Limited – 17.3% (10.9% of Total Investments)
	Connecticut Health and Educational Facilities Authority, Child Care Facilities Program Revenue
	Bonds, Series 2006F:
575	5.000%, 7/01/31 – AGC Insured	7/16 at 100.00	AA+	586,736
500	5.000%, 7/01/36 – AGC Insured	7/16 at 100.00	AA+	505,455
500	Connecticut, Special Tax Obligation Transportation Infrastructure Purpose Bonds, Series 2001B,	10/11 at 100.00	AA+	507,990
	5.375%, 10/01/13 – AGM Insured
850	Connecticut, Special Tax Obligation Transportation Infrastructure Purpose Revenue Bonds,	8/17 at 100.00	AA	905,318
	Series 2007A, 5.000%, 8/01/27 – AMBAC Insured
500	Harbor Point Infrastructure Improvement District, Connecticut, Special Obligation Revenue	4/20 at 100.00	N/R	528,830
	Bonds, Harbor Point Project, Series 2010A, 7.875%, 4/01/39
500	Puerto Rico Highway and Transportation Authority, Highway Revenue Bonds, Series 2007N, 5.250%,	No Opt. Call	A3	475,560
	7/01/31 – AMBAC Insured
430	Puerto Rico Infrastructure Financing Authority, Special Tax Revenue Bonds, Series 2005A,	No Opt. Call	A3	100,091
	0.000%, 7/01/32 – FGIC Insured
750	Puerto Rico Municipal Finance Agency, Series 2005C, 5.000%, 8/01/16 – AGM Insured	8/15 at 100.00	AA+	805,478
1,000	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, First Subordinate Series	2/20 at 100.00	A+	976,520
	2010A, 5.375%, 8/01/39
420	Virgin Islands Public Finance Authority, Matching Fund Loan Notes Revenue Bonds, Senior Lien	10/20 at 100.00	BBB	392,687
	Series 2010A, 5.000%, 10/01/29
6,025	Total Tax Obligation/Limited			5,784,665
	Transportation – 6.2% (3.9% of Total Investments)
1,950	New Haven, Connecticut, Revenue Refunding Bonds, Air Rights Parking Facility, Series 2002,	No Opt. Call	N/R	2,083,419
	5.375%, 12/01/15 – AMBAC Insured
	U.S. Guaranteed – 27.2% (17.2% of Total Investments) (5)
2,250	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Connecticut State	11/11 at 100.00	AA+ (5)	2,295,540
	University System, Series 2002D-2, 5.000%, 11/01/21 (Pre-refunded 11/01/11) – AGM Insured
1,625	Connecticut, Special Tax Obligation Transportation Infrastructure Purpose Bonds, Series 2002A,	7/12 at 100.00	AA+ (5)	1,714,213
	5.375%, 7/01/20 (Pre-refunded 7/01/12) – AGM Insured
	Farmington, Connecticut, General Obligation Bonds, Series 2002:
1,000	5.000%, 9/15/20 (Pre-refunded 9/15/12)	9/12 at 101.00	Aaa	1,070,330
1,450	5.000%, 9/15/21 (Pre-refunded 9/15/12)	9/12 at 101.00	Aaa	1,551,979
1,305	Hartford County Metropolitan District, Connecticut, General Obligation Bonds, Series 2002,	4/12 at 101.00	AA+ (5)	1,370,785
	5.000%, 4/01/22 (Pre-refunded 4/01/12)
500	Waterbury, Connecticut, General Obligation Bonds, Series 2002A, 5.375%, 4/01/17 (Pre-refunded	4/12 at 100.00	AA+ (5)	520,910
	4/01/12) – AGM Insured
500	West Hartford, Connecticut, General Obligation Bonds, Series 2005B, 5.000%, 10/01/17	10/15 at 100.00	AAA	578,270
	(Pre-refunded 10/01/15)
8,630	Total U.S. Guaranteed			9,102,027
	Utilities – 8.1% (5.1% of Total Investments)
500	Connecticut Development Authority, Pollution Control Revenue Refunding Bonds, Connecticut	10/11 at 100.50	BBB+	501,595
	Light and Power Company, Series 1993A, 5.850%, 9/01/28
470	Connecticut Development Authority, Solid Waste Disposal Facilities Revenue Bonds, PSEG Power	11/12 at 100.00	Baa1	452,093
	LLC Project, Series 2007A, 5.750%, 11/01/37 (Alternative Minimum Tax)
1,000	Connecticut Resource Recovery Authority, Revenue Bonds, American Ref-Fuel Company of	12/11 at 102.00	Ba1	1,000,670
	Southeastern Connecticut LP, Series 1998A-II, 5.500%, 11/15/15 (Alternative Minimum Tax)
	Eastern Connecticut Resource Recovery Authority, Solid Waste Revenue Bonds, Wheelabrator
	Lisbon Project, Series 1993A:
250	5.500%, 1/01/15 (Alternative Minimum Tax)	8/11 at 100.00	BBB	250,368
510	5.500%, 1/01/20 (Alternative Minimum Tax)	7/11 at 100.00	BBB	510,010
2,730	Total Utilities			2,714,736

36 Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Water and Sewer – 12.6% (7.9% of Total Investments)
$ 220	Connecticut Development Authority, Water Facility Revenue Bonds, Aquarion Water Company	9/17 at 100.00	N/R	$ 189,950
	Project, Series 2007, 5.100%, 9/01/37 – SYNCORA GTY Insured (Alternative Minimum Tax)
785	Connecticut, State Revolving Fund General Revenue Bonds, Series 2003A, 5.000%, 10/01/16	10/13 at 100.00	AAA	856,906
	Greater New Haven Water Pollution Control Authority, Connecticut, Regional Wastewater System
	Revenue Bonds, Series 2005A:
690	5.000%, 11/15/30 – NPFG Insured	11/15 at 100.00	A1	702,517
320	5.000%, 8/15/35 – NPFG Insured	11/15 at 100.00	A1	320,816
130	Guam Government Waterworks Authority, Water and Wastewater System Revenue Bonds,	7/15 at 100.00	Ba2	124,979
	Series 2005, 6.000%, 7/01/25
350	Guam Government Waterworks Authority, Water and Wastewater System Revenue Bonds,	7/20 at 100.00	Ba2	309,077
	Series 2010, 5.625%, 7/01/40
500	Puerto Rico Aqueduct and Sewerage Authority, Revenue Bonds, Senior Lien Series 2008A,	7/18 at 100.00	Baa1	501,539
	6.000%, 7/01/38
	South Central Connecticut Regional Water Authority, Water System Revenue Bonds, Eighteenth
	Series 2003A:
750	5.000%, 8/01/20 – NPFG Insured	8/13 at 100.00	Aa3	779,429
410	5.000%, 8/01/33 – NPFG Insured	8/13 at 100.00	Aa3	413,361
4,155	Total Water and Sewer			4,198,574
$ 52,285	Total Investments (cost $52,528,793) – 158.4%			53,021,708
	Floating Rate Obligations – (10.3)%			(3,460,000)
	MuniFund Term Preferred Shares, at Liquidation Value – (50.6)% (6)			(16,950,000)
	Other Assets Less Liabilities – 2.5%			866,505
	Net Assets Applicable to Common Shares – 100%			$ 33,478,213

(1)	All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.
(2)
Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3)
Ratings (not covered by the report of independent registered public accounting firm): Using the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investor Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(4)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in inverse floating rate transactions.
(5)
Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest. Such investments are normally considered to be equivalent to AAA rated securities.

(6)	MuniFund Term Preferred Shares, at Liquidation Value as a percentage of Total Investments is 32.0%.
N/R	Not rated.
(UB)
Underlying bond of an inverse floating rate trust reflected as a financing transaction. See Notes to Financial Statements, Footnote 1 – General Information and Significant Accounting Policies, Inverse Floating Rate Securities for more information.

See accompanying notes to financial statements.

Nuveen Investments 37

Nuveen Connecticut Dividend Advantage Municipal Fund 3
NGO	Portfolio of Investments
May 31, 2011

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Consumer Staples – 3.0% (1.9% of Total Investments)
$ 2,055	Puerto Rico, The Children’s Trust Fund, Tobacco Settlement Asset-Backed Refunding Bonds,	5/12 at 100.00	BBB	$ 1,819,374
	Series 2002, 5.375%, 5/15/33
	Education and Civic Organizations – 30.1% (19.1% of Total Investments)
350	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Canterbury School,	7/16 at 100.00	N/R	305,298
	Series 2006B, 5.000%, 7/01/36 – RAAI Insured
250	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Chase Collegiate	7/17 at 100.00	N/R	234,978
	School, Series 2007A, 5.000%, 7/01/27 – RAAI Insured
1,000	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Connecticut College,	7/17 at 100.00	A2	928,230
	Series 2007G, 4.500%, 7/01/37 – NPFG Insured
800	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Fairfield University,	7/20 at 100.00	A–	803,736
	Series 2010-O, 5.000%, 7/01/35
400	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Loomis Chaffee School,	No Opt. Call	A2	459,216
	Series 2005F, 5.250%, 7/01/19 – AMBAC Insured
1,000	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Quinnipiac University,	7/16 at 100.00	A–	986,590
	Series 2006H, 5.000%, 7/01/36 – AMBAC Insured
1,300	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Quinnipiac University,	7/17 at 100.00	A–	1,346,449
	Series 2007-I, 5.000%, 7/01/25 – NPFG Insured
215	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Renbrook School,	7/17 at 100.00	N/R	197,271
	Series 2007A, 5.000%, 7/01/37 – AMBAC Insured
750	Connecticut Health and Educational Facilities Authority, Revenue Bonds, University of	7/12 at 101.00	BBB–	755,873
	Hartford, Series 2002E, 5.500%, 7/01/22 – RAAI Insured
650	Connecticut Health and Educational Facilities Authority, Revenue Bonds, University of	7/16 at 100.00	BBB–	568,919
	Hartford, Series 2006G, 5.250%, 7/01/36 – RAAI Insured
800	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Wesleyan University,	7/20 at 100.00	AA	830,432
	Series 2010G, 5.000%, 7/01/35
3,000	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Yale University,	7/16 at 100.00	AAA	3,087,270
	Series 2007Z-1, 5.000%, 7/01/42 (UB)
5,050	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Yale University,	7/17 at 100.00	AAA	5,232,861
	Series 2007Z-3, 5.050%, 7/01/42 (UB) (4)
	University of Connecticut, General Obligation Bonds, Series 2006A:
850	5.000%, 2/15/19 – FGIC Insured	2/16 at 100.00	AA	951,856
490	5.000%, 2/15/23 – FGIC Insured	2/16 at 100.00	AA	529,533
535	University of Connecticut, General Obligation Bonds, Series 2010A, 5.000%, 2/15/28	2/20 at 100.00	AA	580,320
175	University of Connecticut, Student Fee Revenue Bonds, Refunding Series 2010A,	11/19 at 100.00	Aa2	190,391
	5.000%, 11/15/27
500	University of Connecticut, Student Fee Revenue Refunding Bonds, Series 2002A, 5.250%,	11/12 at 101.00	Aa2	526,240
	11/15/22 – FGIC Insured
18,115	Total Education and Civic Organizations			18,515,463
	Health Care – 19.9% (12.7% of Total Investments)
1,500	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Ascension Health	11/19 at 100.00	AA+	1,504,065
	Series 2010A, 5.000%, 11/15/40
	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Bristol Hospital,
	Series 2002B:
500	5.500%, 7/01/21 – RAAI Insured	7/12 at 101.00	N/R	479,800
600	5.500%, 7/01/32 – RAAI Insured	7/12 at 101.00	N/R	536,670
300	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Catholic Health East	11/20 at 100.00	A1	294,210
	Series 2010, 4.750%, 11/15/29
200	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Danbury Hospital,	1/16 at 100.00	N/R	155,584
	Series 2006H, 4.500%, 7/01/33 – AMBAC Insured
750	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Eastern Connecticut	7/11 at 100.00	N/R	749,955
	Health Network, Series 2000A, 6.000%, 7/01/25 – RAAI Insured

38 Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Health Care (continued)
	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Griffin Hospital,
	Series 2005B:
$ 490	5.000%, 7/01/15 – RAAI Insured	No Opt. Call	N/R	$ 518,494
800	5.000%, 7/01/20 – RAAI Insured	7/15 at 100.00	N/R	797,080
	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Hospital For Special
	Care, Series 2007C:
310	5.250%, 7/01/32 – RAAI Insured	7/17 at 100.00	BBB–	285,504
150	5.250%, 7/01/37 – RAAI Insured	7/17 at 100.00	BBB–	134,168
2,130	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Middlesex Hospital,	7/16 at 100.00	Aa3	2,125,783
	Series 2006, 5.000%, 7/01/32 – AGM Insured
300	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Stamford Hospital,	7/20 at 10.00	A	303,261
	Series 2010-I, 5.000%, 7/01/30
1,325	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Yale-New Haven	7/16 at 100.00	Aa3	1,341,841
	Hospital, Series 2006J-1, 5.000%, 7/01/31 – AMBAC Insured
350	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Yale-New Haven	7/20 at 100.00	Aa3	355,481
	Hospital, Series 2010M, 5.500%, 7/01/40
2,550	Monroe County Industrial Development Corporation, New York, FHA Insured Mortgage Revenue	2/21 at 100.00	Aa2	2,660,058
	Bonds, Unity Hospital of Rochester Project, Series 2010, 5.500%, 8/15/40
12,255	Total Health Care			12,241,954
	Housing/Multifamily – 1.5% (0.9% of Total Investments)
960	Connecticut Housing Finance Authority, Multifamily Housing Mortgage Finance Program Bonds,	11/15 at 100.00	AAA	926,093
	Series 2006G-2, 4.800%, 11/15/27 (Alternative Minimum Tax)
	Housing/Single Family – 8.1% (5.1% of Total Investments)
750	Connecticut Housing Finance Authority, Housing Mortgage Finance Program Bonds, Series 2001C,	8/11 at 100.00	AAA	742,088
	5.450%, 11/15/43 (Alternative Minimum Tax)
1,300	Connecticut Housing Finance Authority, Housing Mortgage Finance Program Bonds, Series 2004-A5,	5/13 at 100.00	AAA	1,308,476
	5.050%, 11/15/34
	Connecticut Housing Finance Authority, Housing Mortgage Finance Program Bonds, Series 2006-A1:
435	4.700%, 11/15/26 (Alternative Minimum Tax)	11/15 at 100.00	AAA	420,149
465	4.800%, 11/15/31 (Alternative Minimum Tax)	11/15 at 100.00	AAA	438,937
585	Connecticut Housing Finance Authority, Housing Mortgage Finance Program Bonds, Series 2006D,	5/16 at 100.00	AAA	584,321
	4.650%, 11/15/27
1,500	Connecticut Housing Finance Authority, Single Family Housing Mortgage Finance Program Bonds,	11/19 at 100.00	AAA	1,460,130
	Series 2010-A2, 4.500%, 11/15/30
5,035	Total Housing/Single Family			4,954,101
	Long-Term Care – 9.6% (6.1% of Total Investments)
500	Connecticut Development Authority, First Mortgage Gross Revenue Healthcare Bonds, Elim Park	12/11 at 102.00	BBB+	507,470
	Baptist Home Inc., Series 2003, 5.750%, 12/01/23
135	Connecticut Development Authority, First Mortgage Gross Revenue Refunding Healthcare Bonds,	10/11 at 100.00	BBB–	135,240
	Church Homes Inc. – Congregational Avery Heights, Series 1997, 5.700%, 4/01/12
	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Village for Families
	and Children Inc., Series 2002A:
430	5.000%, 7/01/18 – AMBAC Insured	7/12 at 101.00	N/R	436,480
475	5.000%, 7/01/20 – AMBAC Insured	7/12 at 101.00	N/R	478,202
260	5.000%, 7/01/23 – AMBAC Insured	7/12 at 101.00	N/R	255,939
1,000	5.000%, 7/01/32 – AMBAC Insured	7/12 at 101.00	N/R	883,380
	Connecticut Housing Finance Authority, Special Needs Housing Mortgage Finance Program Special
	Obligation Bonds, Series 2002SNH-1:
1,000	5.000%, 6/15/22 – AMBAC Insured	6/12 at 101.00	N/R	1,022,980
1,500	5.000%, 6/15/32 – AMBAC Insured	6/12 at 101.00	N/R	1,504,365
500	Connecticut State Development Authority, Health Facilities Revenue Bonds, Alzheimer’s Resource	8/17 at 100.00	N/R	433,605
	Center of Connecticut, Inc., Series 2007, 5.500%, 8/15/27
210	Hamden, Connecticut, Facility Revenue Bonds, Whitney Center Project, Series 2009A,	1/20 at 100.00	N/R	217,249
	7.625%, 1/01/30
6,010	Total Long-Term Care			5,874,910

Nuveen Investments 39

Nuveen Connecticut Dividend Advantage Municipal Fund 3 (continued)
NGO	Portfolio of Investments May 31, 2011

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Tax Obligation/General – 13.4% (8.5% of Total Investments)
$ 1,200	Connecticut State, General Obligation Bonds, Series 2006A, 4.750%, 12/15/24	12/16 at 100.00	AA	$ 1,280,328
1,500	Connecticut State, General Obligation Bonds, Series 2006E, 5.000%, 12/15/20	12/16 at 10.00	AA	1,714,185
600	Hartford, Connecticut, General Obligation Bonds, Series 2005A, 5.000%, 8/01/21 – AGM Insured	8/15 at 100.00	AA+	645,114
440	Hartford, Connecticut, General Obligation Bonds, Series 2009A, 5.000%, 8/15/28 – AGC Insured	8/19 at 100.00	AA+	467,804
1,000	New Haven, Connecticut, General Obligation Bonds, Series 2006, 5.000%, 11/01/17 – AMBAC Insured	11/16 at 100.00	A1	1,109,040
925	Oregon State, General Obligation Bonds, Oregon University System Projects, Series 2011G,	8/21 at 100.00	AA+	971,204
	5.000%, 8/01/36
	Stratford, Connecticut, General Obligation Bonds, Series 2002:
1,375	4.000%, 2/15/19 – AGM Insured	2/12 at 100.00	AA+	1,391,830
630	4.125%, 2/15/20 – AGM Insured	2/12 at 100.00	AA+	637,132
7,670	Total Tax Obligation/General			8,216,637
	Tax Obligation/Limited – 17.8% (11.3% of Total Investments)
930	Connecticut Health and Educational Facilities Authority, Child Care Facilities Program Revenue	7/16 at 100.00	AA+	940,146
	Bonds, Series 2006F, 5.000%, 7/01/36 – AGC Insured
40	Connecticut, Special Tax Obligation Transportation Infrastructure Purpose Bonds, Series 1992B,	No Opt. Call	AA	41,422
	6.125%, 9/01/12
1,000	Connecticut, Special Tax Obligation Transportation Infrastructure Purpose Bonds, Series 2002B,	12/12 at 100.00	AA	1,044,070
	5.000%, 12/01/22 – AMBAC Insured
500	Connecticut, Special Tax Obligation Transportation Infrastructure Purpose Bonds, Series 2003B,	1/14 at 100.00	AA	536,005
	5.000%, 1/01/23 – FGIC Insured
1,500	Connecticut, Special Tax Obligation Transportation Infrastructure Purpose Revenue Bonds,	8/17 at 100.00	AA	1,597,620
	Series 2007A, 5.000%, 8/01/27 – AMBAC Insured
900	Harbor Point Infrastructure Improvement District, Connecticut, Special Obligation Revenue	4/20 at 100.00	N/R	951,894
	Bonds, Harbor Point Project, Series 2010A, 7.875%, 4/01/39
1,000	Puerto Rico Highway and Transportation Authority, Highway Revenue Bonds, Series 2007N, 5.250%,	No Opt. Call	A3	951,120
	7/01/31 – AMBAC Insured
	Puerto Rico Infrastructure Financing Authority, Special Tax Revenue Bonds, Series 2005A:
780	0.000%, 7/01/32 – FGIC Insured	No Opt. Call	A3	181,561
2,120	0.000%, 7/01/33 – FGIC Insured	No Opt. Call	A3	449,440
	Puerto Rico Public Buildings Authority, Guaranteed Government Facilities Revenue Bonds,
	Series 2002G:
890	5.250%, 7/01/17	7/12 at 100.00	A3	901,267
1,000	5.250%, 7/01/20	7/12 at 100.00	A3	1,003,810
1,045	5.250%, 7/01/21	7/12 at 100.00	A3	1,046,797
650	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, First Subordinate Series	2/20 at 100.00	A+	634,738
	2010A, 5.375%, 8/01/39
735	Virgin Islands Public Finance Authority, Matching Fund Loan Notes Revenue Bonds, Senior Lien	10/20 at 100.00	BBB	687,203
	Series 2010A, 5.000%, 10/01/29
13,090	Total Tax Obligation/Limited			10,967,093
	Transportation – 0.7% (0.5% of Total Investments)
415	New Haven, Connecticut, Revenue Refunding Bonds, Air Rights Parking Facility, Series 2002,	No Opt. Call	N/R	443,394
	5.375%, 12/01/15 – AMBAC Insured
	U.S. Guaranteed – 28.5% (18.2% of Total Investments) (5)
	Bethel, Connecticut, General Obligation Bonds, Series 2002:
525	5.000%, 11/01/18 (Pre-refunded 11/01/12) – FGIC Insured	11/12 at 100.00	Aa2 (5)	558,553
525	5.000%, 11/01/19 (Pre-refunded 11/01/12) – FGIC Insured	11/12 at 100.00	Aa2 (5)	558,553
525	5.000%, 11/01/20 (Pre-refunded 11/01/12) – FGIC Insured	11/12 at 100.00	Aa2 (5)	558,553
525	5.000%, 11/01/21 (Pre-refunded 11/01/12) – FGIC Insured	11/12 at 100.00	Aa2 (5)	558,553
525	5.000%, 11/01/22 (Pre-refunded 11/01/12) – FGIC Insured	11/12 at 100.00	Aa2 (5)	558,553
500	Bridgeport, Connecticut, General Obligation Bonds, Series 2003A, 5.250%, 9/15/23 (Pre-refunded	9/13 at 100.00	AA+ (5)	554,125
	9/15/13) – AGM Insured

40 Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	U.S. Guaranteed (5) (continued)
	Connecticut Development Authority, Revenue Bonds, Duncaster Inc., Series 2002:
$ 650	5.125%, 8/01/22 (Pre-refunded 8/01/12) – RAAI Insured	8/12 at 101.00	BBB (5)	$ 691,470
1,025	4.750%, 8/01/32 (Pre-refunded 8/01/12) – RAAI Insured	8/12 at 101.00	BBB (5)	1,085,936
3,100	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Trinity College,	7/11 at 101.00	N/R (5)	3,143,121
	Series 2001G, 5.000%, 7/01/21 (Pre-refunded 7/01/11) – AMBAC Insured
	Connecticut, Special Tax Obligation Transportation Infrastructure Purpose Bonds, Series 2002B:
2,810	5.000%, 12/01/20 (Pre-refunded 12/01/12) – AMBAC Insured	12/12 at 100.00	AA (5)	3,004,340
1,000	5.000%, 12/01/21 (Pre-refunded 12/01/12) – AMBAC Insured	12/12 at 100.00	AA (5)	1,069,160
450	Farmington, Connecticut, General Obligation Bonds, Series 2002, 5.000%, 9/15/20	9/12 at 101.00	Aaa	481,649
	(Pre-refunded 9/15/12)
40	New Haven, Connecticut, General Obligation Bonds, Series 2002A, 5.250%, 11/01/17 – AMBAC	11/11 at 101.00	A1 (5)	41,194
	Insured (ETM)
1,010	Puerto Rico Public Finance Corporation, Commonwealth Appropriation Bonds, Series 1998A,	No Opt. Call	AAA	1,159,945
	5.125%, 6/01/24 – AMBAC Insured (ETM)
195	Puerto Rico Public Finance Corporation, Commonwealth Appropriation Bonds, Series 2002E,	2/12 at 100.00	AAA	201,755
	5.500%, 8/01/29 (Pre-refunded 2/01/12)
	Southbury, Connecticut, General Obligation Bonds, Series 2002:
500	4.875%, 12/15/20 (Pre-refunded 12/15/11)	12/11 at 101.00	Aa2 (5)	517,735
500	4.875%, 12/15/21 (Pre-refunded 12/15/11)	12/11 at 101.00	Aa2 (5)	517,735
500	5.000%, 12/15/22 (Pre-refunded 12/15/11)	12/11 at 101.00	Aa2 (5)	518,075
1,100	University of Connecticut, General Obligation Bonds, Series 2003A, 5.125%, 2/15/21	2/13 at 100.00	AA (5)	1,188,154
	(Pre-refunded 2/15/13) – NPFG Insured
500	West Hartford, Connecticut, General Obligation Bonds, Series 2005B, 5.000%, 10/01/18	10/15 at 100.00	AAA	578,270
	(Pre-refunded 10/01/15)
16,505	Total U.S. Guaranteed			17,545,429
	Utilities – 8.0% (5.1% of Total Investments)
720	Connecticut Development Authority, Pollution Control Revenue Refunding Bonds, Connecticut	10/11 at 100.50	BBB+	722,297
	Light and Power Company, Series 1993A, 5.850%, 9/01/28
860	Connecticut Development Authority, Solid Waste Disposal Facilities Revenue Bonds, PSEG Power	11/12 at 100.00	Baa1	827,234
	LLC Project, Series 2007A, 5.750%, 11/01/37 (Alternative Minimum Tax)
2,000	Connecticut Resource Recovery Authority, Revenue Bonds, American Ref-Fuel Company of	12/11 at 102.00	Ba1	2,001,340
	Southeastern Connecticut LP, Series 1998A-I, 5.500%, 11/15/15 (Alternative Minimum Tax)
	Eastern Connecticut Resource Recovery Authority, Solid Waste Revenue Bonds, Wheelabrator
	Lisbon Project, Series 1993A:
525	5.500%, 1/01/14 (Alternative Minimum Tax)	7/11 at 100.00	BBB	526,428
305	5.500%, 1/01/20 (Alternative Minimum Tax)	7/11 at 100.00	BBB	305,006
530	Puerto Rico Electric Power Authority, Power Revenue Bonds, Series 2010XX, 5.250%, 7/01/40	7/20 at 100.00	A3	501,316
4,940	Total Utilities			4,883,621
	Water and Sewer – 16.7% (10.6% of Total Investments)
400	Connecticut Development Authority, Water Facility Revenue Bonds, Aquarion Water Company	9/17 at 100.00	N/R	345,364
	Project, Series 2007, 5.100%, 9/01/37 – SYNCORA GTY Insured (Alternative Minimum Tax)
1,185	Connecticut, State Revolving Fund General Revenue Bonds, Series 2003A, 5.000%, 10/01/16	10/13 at 100.00	AAA	1,293,546
	Greater New Haven Water Pollution Control Authority, Connecticut, Regional Wastewater System
	Revenue Bonds, Series 2005A:
1,230	5.000%, 11/15/30 – NPFG Insured	11/15 at 100.00	A1	1,252,312
640	5.000%, 8/15/35 – NPFG Insured	11/15 at 100.00	A1	641,632
230	Guam Government Waterworks Authority, Water and Wastewater System Revenue Bonds,	7/15 at 100.00	Ba2	221,117
	Series 2005, 6.000%, 7/01/25
600	Guam Government Waterworks Authority, Water and Wastewater System Revenue Bonds,	7/20 at 100.00	Ba2	529,848
	Series 2010, 5.625%, 7/01/40
1,000	Puerto Rico Aqueduct and Sewerage Authority, Revenue Bonds, Senior Lien Series 2008A,	7/18 at 100.00	Baa1	1,003,079
	6.000%, 7/01/38

Nuveen Investments 41

Nuveen Connecticut Dividend Advantage Municipal Fund 3 (continued)
NGO	Portfolio of Investments May 31, 2011

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Water and Sewer (continued)
	South Central Connecticut Regional Water Authority, Water System Revenue Bonds, Eighteenth
	Series 2003A:
$ 2,050	5.000%, 8/01/20 – NPFG Insured	8/13 at 100.00	Aa3	$ 2,130,441
590	5.000%, 8/01/33 – NPFG Insured	8/13 at 100.00	Aa3	594,837
1,840	South Central Connecticut Regional Water Authority, Water System Revenue Bonds, Twentieth	8/16 at 100.00	Aa3	1,895,990
	Series, 2007A, 5.000%, 8/01/30 – NPFG Insured
350	Stamford, Connecticut, Water Pollution Control System and Facility Revenue Bonds, Series	11/13 at 100.00	AA+	356,247
	2003A, 5.000%, 11/15/32
10,115	Total Water and Sewer			10,264,413
$ 97,165	Total Investments (cost $96,478,883) – 157.3%			96,652,482
	Floating Rate Obligations – (9.4)%			(5,780,000)
	MuniFund Term Preferred Shares, at Liquidation Value – (52.1)% (6)			(32,000,000)
	Other Assets Less Liabilities – 4.2%			2,586,791
	Net Assets Applicable to Common Shares – 100%			$ 61,459,273

(1)	All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.
(2)
Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3)
Ratings (not covered by the report of independent registered public accounting firm): Using the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investor Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(4)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in inverse floating rate transactions.
(5)
Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest. Such investments are normally considered to be equivalent to AAA rated securities.

(6)	MuniFund Term Preferred Shares, at Liquidation Value as a percentage of Total Investments is 33.1%.
N/R	Not rated.
(ETM)	Escrowed to maturity.
(UB)
Underlying bond of an inverse floating rate trust reflected as a financing transaction. See Notes to Financial Statements, Footnote 1 – General Information and Significant Accounting Policies, Inverse Floating Rate Securities for more information.

See accompanying notes to financial statements.

42 Nuveen Investments

Nuveen Massachusetts Premium Income Municipal Fund
NMT	Portfolio of Investments
May 31, 2011

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Consumer Discretionary – 1.0% (0.7% of Total Investments)
$ 1,425	Boston Industrial Development Financing Authority, Massachusetts, Senior Revenue Bonds,	9/12 at 102.00	Caa3	$ 703,879
	Crosstown Center Project, Series 2002, 6.500%, 9/01/35 (Alternative Minimum Tax)
	Education and Civic Organizations – 35.6% (23.0% of Total Investments)
1,000	Massachusetts Development Finance Agency Revenue Bonds, Lesley University Issue Series B-1 and	7/21 at 100.00	AA+	1,017,580
	B-2, 5.250%, 7/01/33 – AGM Insured
375	Massachusetts Development Finance Agency, Revenue Bonds, Boston University, Series 2009V-1,	10/19 at 100.00	A	385,395
	5.000%, 10/01/29
1,000	Massachusetts Development Finance Agency, Revenue Bonds, Emerson College, Series 2010A,	1/20 at 100.00	A–	936,510
	5.000%, 1/01/40
2,000	Massachusetts Development Finance Agency, Revenue Bonds, The Broad Institute, Series 2011A,	4/21 at 100.00	AA–	2,023,600
	5.250%, 4/01/37
1,045	Massachusetts Development Finance Agency, Revenue Bonds, Worcester Polytechnic Institute,	9/17 at 100.00	A+	1,023,233
	Series 2007, 5.000%, 9/01/37 – NPFG Insured
770	Massachusetts Development Finance Authority, Revenue Bonds, Curry College, Series 2000A,	9/11 at 100.00	BBB	770,801
	6.000%, 3/01/20 – ACA Insured
1,745	Massachusetts Development Finance Authority, Revenue Bonds, Massachusetts College of Pharmacy	7/15 at 100.00	AA+	1,801,119
	and Allied Health Sciences, Series 2005D, 5.000%, 7/01/27 – AGC Insured
1,500	Massachusetts Development Finance Authority, Revenue Bonds, WGBH Educational Foundation,	No Opt. Call	A	1,524,930
	Series 2002A, 5.750%, 1/01/42 – AMBAC Insured
4,900	Massachusetts Development Finance Authority, Revenue Bonds, WGBH Educational Foundation,	1/18 at 100.00	AA+	4,880,792
	5.000%, 1/01/42 – AGC Insured (UB)
1,090	Massachusetts Development Finance Authority, Revenue Refunding Bonds, Boston University,	No Opt. Call	A2	1,257,511
	Series 1999P, 6.000%, 5/15/29
2,000	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, Boston College,	6/13 at 100.00	AA–	2,137,760
	Series 2003N, 5.250%, 6/01/18
1,000	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, Springfield College,	10/19 at 100.00	Baa1	997,500
	Series 2010, 5.500%, 10/15/31
250	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, Tufts University,	8/18 at 100.00	Aa2	264,500
	Series 2008O, 5.375%, 8/15/38
500	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, Wellesley College,	7/13 at 100.00	Aaa	513,760
	Series 2003H, 5.000%, 7/01/26
555	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, Williams College,	7/13 at 100.00	AAA	598,079
	Series 2003H, 5.000%, 7/01/21
1,380	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, Williams College,	7/16 at 100.00	AAA	1,439,961
	Series 2007L, 5.000%, 7/01/31
500	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, Worcester State	11/12 at 100.00	A2	498,025
	College, Series 2002, 5.000%, 11/01/32 – AMBAC Insured
1,645	Massachusetts Industrial Finance Agency, Revenue Bonds, Whitehead Institute for Biomedical	7/11 at 100.00	Aa1	1,646,382
	Research, Series 1993, 5.125%, 7/01/26
340	Puerto Rico Industrial, Tourist, Educational, Medical and Environmental Control Facilities	8/11 at 100.00	BBB–	339,973
	Financing Authority, Higher Education Revenue Bonds, Ana G. Mendez University System, Series
	1999, 5.375%, 2/01/19
23,595	Total Education and Civic Organizations			24,057,411
	Health Care – 26.1% (16.9% of Total Investments)
1,000	Massachusetts Development Finance Agency, Revenue Bonds, Partners HealthCare System, Series	7/20 at 100.00	AA	1,016,840
	2011K-6, 5.375%, 7/01/41
1,250	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, Berkshire Health	10/11 at 101.00	BBB+	1,239,925
	System, Series 2001E, 6.250%, 10/01/31
1,000	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, Cape Cod Health Care	11/11 at 101.00	BBB+	928,940
	Inc., Series 2001C, 5.250%, 11/15/31 – RAAI Insured

Nuveen Investments 43

Nuveen Massachusetts Premium Income Municipal Fund (continued)
NMT	Portfolio of Investments May 31, 2011

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Health Care (continued)
	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, Caregroup Inc.,
	Series B1 Capital Asset Program Converted June 13,2008:
$ 2,300	5.375%, 2/01/26 – NPFG Insured	8/18 at 100.00	A3	$ 2,333,258
770	5.375%, 2/01/28 – NPFG Insured	8/18 at 100.00	A3	775,629
1,500	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, Caregroup Inc.,	8/18 at 100.00	A3	1,500,315
	Series B2, Capital Asset Program, Converted June 9, 2009, 5.375%, 2/01/27 – NPFG Insured
1,000	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, Children’s Hospital,	12/19 at 100.00	AA	1,025,930
	Series 2009M, 5.500%, 12/01/39
935	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, Emerson Hospital,	8/15 at 100.00	N/R	735,527
	Series 2005E, 5.000%, 8/15/35 – RAAI Insured
1,000	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, Lahey Clinic Medical	8/15 at 100.00	A+	1,037,710
	Center, Series 2005C, 5.000%, 8/15/21 – FGIC Insured
2,000	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, Lahey Medical	8/17 at 100.00	A+	2,020,920
	Center, Series 2007D, 5.250%, 8/15/28
585	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, Milford Regional	7/17 at 100.00	BBB–	497,414
	Medical Center, Series 2007E, 5.000%, 7/15/32
1,000	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, Milton Hospital	7/15 at 100.00	BB–	812,670
	Project, Series 2005D, 5.250%, 7/01/30
75	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, Partners HealthCare	7/11 at 101.00	AA	75,685
	System Inc., Series 2001C, 5.750%, 7/01/32
375	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, UMass Memorial	7/11 at 100.00	BBB+	375,334
	Health Care, Series 2001C, 6.625%, 7/01/32
1,445	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, UMass Memorial	7/15 at 100.00	BBB+	1,250,330
	Health Care, Series 2005D, 5.000%, 7/01/33
2,000	Massachusetts State, Health and Educational Facilities Authority, Partners HealthCare System	7/17 at 100.00	AA	2,000,960
	Inc., Series 2007G, 5.000%, 7/01/32
18,235	Total Health Care			17,627,387
	Housing/Multifamily – 6.7% (4.3% of Total Investments)
1,310	Massachusetts Development Finance Authority, Multifamily Housing Revenue Bonds, Emerson Manor	7/17 at 100.00	BB	1,219,872
	Project, Series 2007, 4.800%, 7/20/48
1,735	Massachusetts Development Financing Authority, Assisted Living Revenue Bonds, Prospect House	12/11 at 100.00	N/R	1,604,597
	Apartments, Series 1999, 7.000%, 12/01/31
500	Massachusetts Housing Finance Agency, Housing Revenue Bonds, Series 2003S, 5.050%, 12/01/23	6/13 at 100.00	AA–	500,375
	(Alternative Minimum Tax)
175	Massachusetts Housing Finance Agency, Rental Housing Mortgage Revenue Bonds, Series 1999D,	7/12 at 100.00	N/R	177,041
	5.500%, 7/01/13 – AMBAC Insured (Alternative Minimum Tax)
1,000	Somerville Housing Authority, Massachusetts, GNMA Collateralized Mortgage Revenue Bonds,	5/12 at 103.00	N/R	1,036,120
	Clarendon Hill Towers, Series 2002, 5.200%, 11/20/22
4,720	Total Housing/Multifamily			4,538,005
	Housing/Single Family – 3.6% (2.3% of Total Investments)
1,500	Massachusetts Housing Finance Agency, Single Family Housing Revenue Bonds, Series 2006-126,	6/16 at 100.00	AA	1,363,800
	4.625%, 6/01/32 (Alternative Minimum Tax)
985	Massachusetts Housing Finance Agency, Single Family Housing Revenue Bonds, Series 2008, Trust	No Opt. Call	AA	1,043,282
	3145, 14.394%, 6/01/16 (IF)
2,485	Total Housing/Single Family			2,407,082
	Industrials – 1.0% (0.6% of Total Investments)
265	Massachusetts Development Finance Agency, Pioneer Valley Resource Recovery Revenue Bonds,	No Opt. Call	N/R	253,669
	Eco/Springfield LLC, Series 2006, 5.875%, 7/01/14 (Alternative Minimum Tax)
400	Massachusetts Development Finance Agency, Solid Waste Disposal Revenue Bonds, Waste	No Opt. Call	BBB	422,672
	Management Inc., Series 2003, 5.450%, 6/01/14
665	Total Industrials			676,341

44 Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Long-Term Care – 7.1% (4.6% of Total Investments)
$ 1,270	Boston, Massachusetts, FHA-Insured Mortgage Revenue Bonds, Deutsches Altenheim Inc.,	10/11 at 102.00	AAA	$ 1,298,613
	Series 1998A, 6.125%, 10/01/31
185	Massachusetts Development Finance Agency, Revenue Bonds, Carleton-Willard Village,	12/19 at 100.00	A–	184,025
	Series 2010, 5.625%, 12/01/30
1,685	Massachusetts Development Finance Agency, Revenue Bonds, Orchard Cove, Series 2007,	10/12 at 102.00	N/R	1,380,032
	5.250%, 10/01/26
1,500	Massachusetts Development Finance Authority, GNMA Collateralized Assisted Living Facility	3/12 at 105.00	AAA	1,547,115
	Revenue Bonds, Arbors at Chicopee, Series 2001A, 6.250%, 9/20/42 (Alternative Minimum Tax)
400	Massachusetts Industrial Finance Agency, First Mortgage Revenue Bonds, Berkshire Retirement	1/12 at 100.00	BBB	400,532
	Community, Series 1994B, 4.750%, 7/01/17
5,040	Total Long-Term Care			4,810,317
	Tax Obligation/General – 21.7% (14.0% of Total Investments)
500	Ashland, Massachusetts, General Obligation Bonds, Series 2004, 5.250%, 5/15/23 – AMBAC Insured	5/15 at 100.00	Aa2	532,660
600	Boston, Massachusetts, General Obligation Bonds, Series 2005A, 5.000%, 1/01/17	1/15 at 100.00	Aaa	670,536
1,000	Fall River, Massachusetts, General Obligation Bonds, Series 2003, 5.000%, 2/01/21 – AGM Insured	2/13 at 101.00	AA+	1,035,550
1,000	Hampden-Wilbraham Regional School District, Hampden County, Massachusetts, General Obligation	2/21 at 100.00	Aa3	1,024,270
	Bonds, Series 2011, 5.000%, 2/15/41
2,500	Massachusetts Bay Transportation Authority, General Obligation Transportation System Bonds,	No Opt. Call	Aa1	3,041,675
	Series 1991A, 7.000%, 3/01/21
1,275	Massachusetts, General Obligation Bonds, Consolidated Loan, Series 2001D, 6.000%, 11/01/13 –	No Opt. Call	Aa1	1,439,411
	NPFG Insured
980	Monson, Massachusetts, General Obligation Bonds, Series 2002, 5.250%, 5/15/22 – AMBAC Insured	5/12 at 101.00	A1	1,021,630
1,260	Norwell, Massachusetts, General Obligation Bonds, Series 2003, 5.000%, 11/15/20 – FGIC Insured	No Opt. Call	AAA	1,507,716
1,000	Puerto Rico, General Obligation and Public Improvement Bonds, Series 2002A, 5.500%, 7/01/29 –	No Opt. Call	A3	994,290
	FGIC Insured
2,000	Quincy, Massachusetts, General Obligation Bonds, Series 2011, 5.250%, 12/01/38	12/20 at 100.00	Aa2	2,101,500
1,220	Worcester, Massachusetts, General Obligation Bonds, Series 2005A, 5.000%, 7/01/19 –	7/15 at 100.00	A1	1,305,327
	FGIC Insured
13,335	Total Tax Obligation/General			14,674,565
	Tax Obligation/Limited – 14.3% (9.2% of Total Investments)
210	Martha’s Vineyard Land Bank, Massachusetts, Revenue Bonds, Series 2004, 5.000%, 5/01/26 –	5/14 at 100.00	A–	215,053
	AMBAC Insured
975	Massachusetts Bay Transportation Authority, Sales Tax Revenue Bonds, Senior Lien Series 2006C,	7/18 at 100.00	AAA	1,054,892
	5.000%, 7/01/26
385	Massachusetts Bay Transportation Authority, Senior Lien Sales Tax Revenue Refunding Bonds,	No Opt. Call	AAA	467,355
	Series 2004C, 5.250%, 7/01/21
550	Massachusetts College Building Authority, Project Revenue Bonds, Series 2004A, 5.000%,	5/14 at 100.00	Aa2	596,514
	5/01/19 – NPFG Insured
325	Massachusetts College Building Authority, Project Revenue Bonds, Series 2006A, 5.000%,	5/16 at 100.00	Aa2	335,338
	5/01/31 – AMBAC Insured
1,200	Massachusetts College Building Authority, Project Revenue Bonds, Series 2008A, 5.000%,	5/18 at 100.00	AA+	1,232,052
	5/01/33 – AGC Insured
1,000	Massachusetts College Building Authority, Project Revenue Refunding Bonds, Series 2003B,	No Opt. Call	Aa2	1,186,220
	5.375%, 5/01/23 – SYNCORA GTY Insured
1,300	Massachusetts School Building Authority, Dedicated Sales Tax Revenue Bonds, Series 2005A,	8/15 at 100.00	AA+	1,449,617
	5.000%, 8/15/20 – AGM Insured
540	Massachusetts State, Special Obligation Dedicated Tax Revenue Bonds, Series 2005, 5.000%,	No Opt. Call	A1	604,903
	1/01/20 – FGIC Insured
1,000	Massachusetts, Special Obligation Refunding Notes, Federal Highway Grant Anticipation Note	No Opt. Call	AAA	1,102,280
	Program, Series 2003A, 5.000%, 12/15/13 – AGM Insured
240	Puerto Rico Infrastructure Financing Authority, Special Tax Revenue Bonds, Series 2005A,	No Opt. Call	A3	23,069
	0.000%, 7/01/43 – AMBAC Insured

Nuveen Investments 45

Nuveen Massachusetts Premium Income Municipal Fund (continued)
NMT	Portfolio of Investments May 31, 2011

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Tax Obligation/Limited (continued)
$ 1,300	Puerto Rico, Highway Revenue Bonds, Highway and Transportation Authority, Series 2003AA,	No Opt. Call	A2	$ 1,384,591
	5.500%, 7/01/19 – NPFG Insured
9,025	Total Tax Obligation/Limited			9,651,884
	Transportation – 11.0% (7.1% of Total Investments)
500	Massachusetts Port Authority, Airport System Revenue Bonds, Series 2010A, 5.000%, 7/01/30	7/20 at 100.00	AA–	523,580
2,000	Massachusetts Port Authority, Revenue Bonds, Series 2003A, 5.000%, 7/01/33 – NPFG Insured	7/13 at 100.00	AA–	2,013,860
1,000	Massachusetts Port Authority, Special Facilities Revenue Bonds, BOSFUEL Corporation, Series	7/17 at 100.00	A3	932,690
	2007, 5.000%, 7/01/32 – FGIC Insured (Alternative Minimum Tax)
225	Massachusetts Port Authority, Special Facilities Revenue Bonds, Delta Air Lines Inc., Series	7/11 at 101.00	N/R	163,953
	2001A, 5.000%, 1/01/27 – AMBAC Insured (Alternative Minimum Tax)
4,000	Massachusetts Port Authority, Special Facilities Revenue Bonds, US Airways Group Inc., Series	9/11 at 100.00	Baa1	3,781,280
	1996A, 5.750%, 9/01/16 – NPFG Insured (Alternative Minimum Tax)
7,725	Total Transportation			7,415,363
	U.S. Guaranteed – 11.4% (7.4% of Total Investments) (4)
650	Boston, Massachusetts, General Obligation Bonds, Series 2005A, 5.000%, 1/01/17	1/15 at 100.00	N/R (4)	742,645
	(Pre-refunded 1/01/15)
25	Massachusetts Bay Transportation Authority, Sales Tax Revenue Bonds, Senior Lien Series 2006C,	7/18 at 100.00	AAA	30,150
	5.000%, 7/01/26 (Pre-refunded 7/01/18)
750	Massachusetts Development Finance Authority, GNMA Collateralized Revenue Bonds, VOA Concord	10/11 at 105.00	N/R (4)	806,423
	Assisted Living Inc., Series 2000A, 6.900%, 10/20/41 (Pre-refunded 10/20/11)
1,000	Massachusetts Development Finance Authority, Revenue Bonds, Massachusetts College of Pharmacy	7/13 at 101.00	A (4)	1,120,240
	and Allied Health Sciences, Series 2003C, 5.750%, 7/01/33 (Pre-refunded 7/01/13)
750	Massachusetts Development Finance Authority, Revenue Bonds, Milton Academy, Series 2003A,	9/13 at 100.00	AA– (4)	824,130
	5.000%, 9/01/19 (Pre-refunded 9/01/13)
410	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, CareGroup Inc.,	7/21 at 100.00	BBB (4)	466,719
	Series 1998A, 5.000%, 7/01/25 (Pre-refunded 7/01/21) – NPFG Insured
1,000	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, Caritas Christi	7/12 at 101.00	N/R (4)	1,071,820
	Obligated Group, Series 2002B, 6.250%, 7/01/22 (Pre-refunded 7/01/12)
600	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, New England Medical	5/12 at 100.00	N/R (4)	628,866
	Center Hospitals, Series 2002H, 5.375%, 5/15/19 (Pre-refunded 5/15/12) – FGIC Insured
295	Massachusetts Port Authority, Revenue Bonds, Series 1982, 13.000%, 7/01/13 (ETM)	7/11 at 100.00	AAA	334,515
1,500	Massachusetts State, Special Obligation Dedicated Tax Revenue Bonds, Series 2004, 5.250%,	1/14 at 100.00	A1 (4)	1,670,520
	1/01/25 (Pre-refunded 1/01/14) – FGIC Insured
6,980	Total U.S. Guaranteed			7,696,028
	Utilities – 3.0% (1.9% of Total Investments)
1,000	Massachusetts Development Finance Agency, Resource Recovery Revenue Bonds, SEMass System,	1/12 at 101.00	Baa1	1,022,140
	Series 2001A, 5.625%, 1/01/16 – NPFG Insured
1,000	Massachusetts Industrial Finance Agency, Resource Recovery Revenue Refunding Bonds, Ogden	12/11 at 100.00	A–	1,002,860
	Haverhill Project, Series 1998A, 5.600%, 12/01/19 (Alternative Minimum Tax)
2,000	Total Utilities			2,025,000
	Water and Sewer – 12.3% (8.0% of Total Investments)
500	Boston Water and Sewerage Commission, Massachusetts, General Revenue Bonds, Senior Lien	11/19 at 100.00	AA+	541,175
	Refunding Series 2010A, 5.000%, 11/01/30
2,000	Boston Water and Sewerage Commission, Massachusetts, General Revenue Bonds, Senior Series	11/14 at 100.00	AA+	2,198,760
	2004A, 5.000%, 11/01/25
60	Massachusetts Water Pollution Abatement Trust, Pooled Loan Program Bonds, Series 2003-9,	8/13 at 100.00	AAA	62,708
	5.000%, 8/01/22
285	Massachusetts Water Pollution Abatement Trust, Pooled Loan Program Bonds, Series 2004-10,	8/14 at 100.00	AAA	297,913
	5.000%, 8/01/26
750	Massachusetts Water Pollution Abatement Trust, Pooled Loan Program Bonds, Series 2005-11,	8/15 at 100.00	AAA	765,233
	4.500%, 8/01/29

46 Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Water and Sewer (continued)
$ 1,000	Massachusetts Water Pollution Abatement Trust, Pooled Loan Program Bonds, Series 2006-12,	8/16 at 100.00	AAA	$ 1,010,089
	4.375%, 8/01/31
1,250	Massachusetts Water Pollution Abatement Trust, Revenue Bonds, MWRA Loan Program,	8/12 at 100.00	AAA	1,314,599
	Series 2002A, 5.250%, 8/01/20
1,500	Massachusetts Water Resources Authority, General Revenue Bonds, Series 2005A, 5.000%,	8/17 at 100.00	AA+	1,601,024
	8/01/28 – NPFG Insured
625	Massachusetts Water Resources Authority, General Revenue Bonds, Series 2006A, 4.000%, 8/01/46	8/16 at 100.00	AA+	547,918
7,970	Total Water and Sewer			8,339,419
$ 103,200	Total Investments (cost $104,179,923) – 154.8%			104,622,681
	Floating Rate Obligations – (3.6)%			(2,450,000)
	MuniFund Term Preferred Shares, at Liquidation Value – (54.2)% (5)			(36,645,000)
	Other Assets Less Liabilities – 3.0%			2,076,878
	Net Assets Applicable to Common Shares – 100%			$ 67,604,559

(1)	All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.
(2)
Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3)
Ratings (not covered by the report of independent registered public accounting firm): Using the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investor Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(4)
Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest. Such investments are normally considered to be equivalent to AAA rated securities.

(5)	MuniFund Term Preferred Shares, at Liquidation Value as a percentage of Total Investment is 35.0%.
N/R	Not rated.
(ETM)	Escrowed to maturity.
(IF)	Inverse floating rate investment.
(UB)
Underlying bond of an inverse floating rate trust reflected as a financing transaction. See Notes to Financial Statements, Footnote 1 – General Information and Significant Accounting Policies, Inverse Floating Rate Securities for more information.

See accompanying notes to financial statements.

Nuveen Investments 47

Nuveen Massachusetts Dividend Advantage Municipal Fund
NMB	Portfolio of Investments
May 31, 2011

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Consumer Discretionary – 0.9% (0.6% of Total Investments)
$ 480	Boston Industrial Development Financing Authority, Massachusetts, Senior Revenue Bonds,	9/12 at 102.00	Caa3	$ 237,096
	Crosstown Center Project, Series 2002, 6.500%, 9/01/35 (Alternative Minimum Tax)
	Education and Civic Organizations – 46.5% (30.5% of Total Investments)
500	Massachusetts Development Finance Agency Revenue Bonds, Lesley University Issue Series B-1 and	7/21 at 100.00	AA+	508,790
	B-2, 5.250%, 7/01/33 – AGM Insured
375	Massachusetts Development Finance Agency, Revenue Bonds, Boston University, Series 2009V-1,	10/19 at 100.00	A	385,395
	5.000%, 10/01/29
110	Massachusetts Development Finance Agency, Revenue Bonds, Draper Laboratory, Series 2008,	No Opt. Call	Aa3	117,263
	5.875%, 9/01/30
400	Massachusetts Development Finance Agency, Revenue Bonds, Emerson College, Series 2010A,	1/20 at 100.00	A–	374,604
	5.000%, 1/01/40
1,000	Massachusetts Development Finance Agency, Revenue Bonds, The Broad Institute, Series 2011A,	4/21 at 100.00	AA–	1,011,800
	5.250%, 4/01/37
450	Massachusetts Development Finance Agency, Revenue Bonds, Worcester Polytechnic Institute,	9/17 at 100.00	A+	440,627
	Series 2007, 5.000%, 9/01/37 – NPFG Insured
495	Massachusetts Development Finance Authority, Revenue Bonds, Massachusetts College of Pharmacy	7/15 at 100.00	AA+	510,919
	and Allied Health Sciences, Series 2005D, 5.000%, 7/01/27 – AGC Insured
500	Massachusetts Development Finance Authority, Revenue Bonds, WGBH Educational Foundation,	No Opt. Call	A	508,310
	Series 2002A, 5.750%, 1/01/42 – AMBAC Insured
2,100	Massachusetts Development Finance Authority, Revenue Bonds, WGBH Educational Foundation,	1/18 at 100.00	AA+	2,091,768
	5.000%, 1/01/42 – AGC Insured (UB)
1,000	Massachusetts Development Finance Authority, Revenue Refunding Bonds, Boston University,	5/29 at 105.00	A2	1,042,960
	Series 1999P, 6.000%, 5/15/59
990	Massachusetts Educational Finance Authority, Educational Loan Revenue Bonds, Series 2001E,	7/11 at 100.00	AA	991,881
	5.300%, 1/01/16 – AMBAC Insured (Alternative Minimum Tax)
625	Massachusetts Educational Financing Authority, Education Loan Revenue Bonds, Series 2008H,	1/18 at 100.00	AA+	653,450
	6.350%, 1/01/30 – AGC Insured (Alternative Minimum Tax)
1,000	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, Boston College,	6/13 at 100.00	AA–	1,068,880
	Series 2003N, 5.250%, 6/01/18
500	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, Springfield College,	10/19 at 100.00	Baa1	498,750
	Series 2010, 5.500%, 10/15/31
1,500	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, Wheaton College	No Opt. Call	A2	1,479,405
	Issues, Series 2010F, 5.000%, 1/01/41
590	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, Williams College,	7/16 at 100.00	AAA	615,636
	Series 2007L, 5.000%, 7/01/31
500	Massachusetts Health and Educational Facilities Authority, Revenue Refunding Bonds, Suffolk	7/19 at 100.00	BBB	484,085
	University Issue, Series 2009A, 5.750%, 7/01/39
12,635	Total Education and Civic Organizations			12,784,523
	Health Care – 32.3% (21.2% of Total Investments)
1,200	Massachusetts Development Finance Agency, Revenue Bonds, Partners HealthCare System, Series	7/20 at 100.00	AA	1,220,208
	2011K-6, 5.375%, 7/01/41
500	Massachusetts Health and Educational Facilities Authority Revenue Bonds, Quincy Medical Center	1/18 at 100.00	N/R	416,385
	Issue, Series 2008A, 6.500%, 1/15/38
75	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, Baystate Medical	7/19 at 100.00	A+	75,236
	Center, Series 2009I, 5.750%, 7/01/36
500	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, Berkshire Health	10/11 at 101.00	BBB+	495,970
	System, Series 2001E, 6.250%, 10/01/31
775	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, Caregroup Inc.,	8/18 at 100.00	A3	786,207
	Series B1 Capital Asset Program Converted June 13, 2008, 5.375%, 2/01/26 – NPFG Insured
500	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, Caregroup Inc.,	8/18 at 100.00	A3	500,105
	Series B2, Capital Asset Program, Converted June 9, 2009, 5.375%, 2/01/27 – NPFG Insured

48 Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Health Care (continued)
$ 1,000	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, Children’s Hospital,	12/19 at 100.00	AA	$ 1,025,930
	Series 2009M, 5.500%, 12/01/39
295	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, Covenant Health	1/12 at 101.00	A	296,941
	Systems Obligated Group, Series 2002, 6.000%, 7/01/31
	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, Emerson Hospital,
	Series 2005E:
550	5.000%, 8/15/25 – RAAI Insured	8/15 at 100.00	N/R	487,735
315	5.000%, 8/15/35 – RAAI Insured	8/15 at 100.00	N/R	247,798
600	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, Lahey Clinic Medical	8/15 at 100.00	A+	622,626
	Center, Series 2005C, 5.000%, 8/15/21 – FGIC Insured
1,000	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, Lahey Medical	8/17 at 100.00	A+	1,010,460
	Center, Series 2007D, 5.250%, 8/15/28
290	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, Milford Regional	7/17 at 100.00	BBB–	246,581
	Medical Center, Series 2007E, 5.000%, 7/15/32
500	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, Milton Hospital	7/15 at 100.00	BB–	406,335
	Project, Series 2005D, 5.250%, 7/01/30
500	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, Northern Berkshire	7/14 at 100.00	CCC	244,750
	Community Services Inc., Series 2004B, 6.375%, 7/01/34 (4)
35	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, Partners HealthCare	7/11 at 101.00	AA	35,320
	System Inc., Series 2001C, 5.750%, 7/01/32
500	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, UMass Memorial	7/11 at 100.00	BBB+	500,445
	Health Care, Series 2001C, 6.625%, 7/01/32
285	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, UMass Memorial	7/15 at 100.00	BBB+	246,605
	Health Care, Series 2005D, 5.000%, 7/01/33
9,420	Total Health Care			8,865,637
	Housing/Multifamily – 7.7% (5.1% of Total Investments)
565	Massachusetts Development Finance Authority, Multifamily Housing Revenue Bonds, Emerson Manor	7/17 at 100.00	BB	526,128
	Project, Series 2007, 4.800%, 7/20/48
500	Massachusetts Housing Finance Agency, Housing Revenue Bonds, Series 2003S, 5.050%, 12/01/23	6/13 at 100.00	AA–	500,375
	(Alternative Minimum Tax)
55	Massachusetts Housing Finance Agency, Rental Housing Mortgage Revenue Bonds, Series 2001A,	7/11 at 100.00	N/R	54,022
	5.850%, 7/01/35 – AMBAC Insured (Alternative Minimum Tax)
1,000	Somerville Housing Authority, Massachusetts, GNMA Collateralized Mortgage Revenue Bonds,	5/12 at 103.00	N/R	1,036,120
	Clarendon Hill Towers, Series 2002, 5.200%, 11/20/22
2,120	Total Housing/Multifamily			2,116,645
	Housing/Single Family – 4.0% (2.6% of Total Investments)
650	Massachusetts Housing Finance Agency, Single Family Housing Revenue Bonds, Series 2006-126,	6/16 at 100.00	AA	590,980
	4.625%, 6/01/32 (Alternative Minimum Tax)
480	Massachusetts Housing Finance Agency, Single Family Housing Revenue Bonds, Series 2008, Trust	No Opt. Call	AA	506,261
	3145, 15.458%, 6/01/16 (IF)
1,130	Total Housing/Single Family			1,097,241
	Industrials – 1.2% (0.8% of Total Investments)
125	Massachusetts Development Finance Agency, Pioneer Valley Resource Recovery Revenue Bonds,	No Opt. Call	N/R	119,655
	Eco/Springfield LLC, Series 2006, 5.875%, 7/01/14 (Alternative Minimum Tax)
200	Massachusetts Development Finance Agency, Solid Waste Disposal Revenue Bonds, Waste	No Opt. Call	BBB	211,336
	Management Inc., Series 2003, 5.450%, 6/01/14
325	Total Industrials			330,991
	Long-Term Care – 8.7% (5.7% of Total Investments)
100	Massachusetts Development Finance Agency, Revenue Bonds, Carleton-Willard Village, Series	12/19 at 100.00	A–	99,473
	2010, 5.625%, 12/01/30
725	Massachusetts Development Finance Agency, Revenue Bonds, Orchard Cove, Series 2007,	10/12 at 102.00	N/R	593,782
	5.250%, 10/01/26

Nuveen Investments 49

Nuveen Massachusetts Dividend Advantage Municipal Fund (continued)
NMB	Portfolio of Investments May 31, 2011

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Long-Term Care (continued)
$ 655	Massachusetts Development Finance Authority, First Mortgage Revenue Bonds, Berkshire	7/11 at 102.00	BBB	$ 668,290
	Retirement Community – Edgecombe Project, Series 2001A, 6.750%, 7/01/21
1,000	Massachusetts Development Finance Authority, GNMA Collateralized Assisted Living Facility	3/12 at 105.00	AAA	1,031,410
	Revenue Bonds, Arbors at Chicopee, Series 2001A, 6.250%, 9/20/42 (Alternative Minimum Tax)
2,480	Total Long-Term Care			2,392,955
	Tax Obligation/General – 15.5% (10.2% of Total Investments)
310	Ashland, Massachusetts, General Obligation Bonds, Series 2004, 5.250%, 5/15/23 – AMBAC Insured	5/15 at 100.00	Aa2	330,249
440	Fall River, Massachusetts, General Obligation Bonds, Series 2003, 5.000%, 2/01/21 – AGM Insured	2/13 at 101.00	AA+	455,642
1,000	Hampden-Wilbraham Regional School District, Hampden County, Massachusetts, General Obligation	2/21 at 100.00	Aa3	1,024,270
	Bonds, Series 2011, 5.000%, 2/15/41
500	Norwell, Massachusetts, General Obligation Bonds, Series 2003, 5.000%, 11/15/20 – FGIC Insured	No Opt. Call	AAA	598,300
500	Puerto Rico, General Obligation and Public Improvement Bonds, Series 2002A, 5.500%, 7/01/29 –	No Opt. Call	A3	497,145
	FGIC Insured
1,280	Quincy, Massachusetts, General Obligation Bonds, Series 2011, 5.125%, 12/01/33	12/20 at 100.00	Aa2	1,351,117
4,030	Total Tax Obligation/General			4,256,723
	Tax Obligation/Limited – 11.9% (7.8% of Total Investments)
395	Martha’s Vineyard Land Bank, Massachusetts, Revenue Bonds, Series 2004, 5.000%, 5/01/26 –	5/14 at 100.00	A–	404,504
	AMBAC Insured
385	Massachusetts Bay Transportation Authority, Senior Lien Sales Tax Revenue Refunding Bonds,	No Opt. Call	AAA	467,355
	Series 2004C, 5.250%, 7/01/21
230	Massachusetts College Building Authority, Project Revenue Bonds, Series 2004A, 5.000%, 5/01/19 –	5/14 at 100.00	Aa2	249,451
	NPFG Insured
250	Massachusetts College Building Authority, Project Revenue Bonds, Series 2006A, 5.000%, 5/01/31 –	5/16 at 100.00	Aa2	257,953
	AMBAC Insured
550	Massachusetts College Building Authority, Project Revenue Bonds, Series 2008A, 5.000%, 5/01/33 –	5/18 at 100.00	AA+	564,691
	AGC Insured
500	Massachusetts School Building Authority, Dedicated Sales Tax Revenue Bonds, Series 2005A,	8/15 at 100.00	AA+	557,545
	5.000%, 8/15/20 – AGM Insured
230	Massachusetts State, Special Obligation Dedicated Tax Revenue Bonds, Series 2005, 5.000%,	No Opt. Call	A1	257,644
	1/01/20 – FGIC Insured
500	Virgin Islands Public Finance Authority, Gross Receipts Taxes Loan Note, Series 1999A,	10/11 at 100.00	BBB+	503,635
	6.375%, 10/01/19
3,040	Total Tax Obligation/Limited			3,262,778
	Transportation – 3.3% (2.1% of Total Investments)
500	Massachusetts Port Authority, Airport System Revenue Bonds, Series 2010A, 5.000%, 7/01/30	7/20 at 100.00	AA–	523,580
400	Massachusetts Port Authority, Special Facilities Revenue Bonds, BOSFUEL Corporation, Series	7/17 at 100.00	A3	373,076
	2007, 5.000%, 7/01/32 – FGIC Insured (Alternative Minimum Tax)
900	Total Transportation			896,656
	U.S. Guaranteed – 6.1% (4.0% of Total Investments) (5)
500	Massachusetts Development Finance Authority, Revenue Bonds, Milton Academy, Series 2003A,	9/13 at 100.00	AA– (5)	549,420
	5.000%, 9/01/19 (Pre-refunded 9/01/13)
80	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, Covenant Health	1/12 at 101.00	A (5)	83,511
	Systems Obligated Group, Series 2002, 6.000%, 7/01/31 (Pre-refunded 1/01/12)
215	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, Partners HealthCare	7/11 at 101.00	AAA	218,151
	System Inc., Series 2001C, 5.750%, 7/01/32 (Pre-refunded 7/01/11)
750	Massachusetts State, Special Obligation Dedicated Tax Revenue Bonds, Series 2004, 5.250%,	1/14 at 100.00	A1 (5)	835,261
	1/01/25 (Pre-refunded 1/01/14) – FGIC Insured
1,545	Total U.S. Guaranteed			1,686,343

50 Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Utilities – 5.8% (3.8% of Total Investments)
$ 1,070	Massachusetts Development Finance Agency, Resource Recovery Revenue Bonds, SEMass System,	1/12 at 101.00	Baa1	$ 1,094,065
	Series 2001A, 5.625%, 1/01/14 – NPFG Insured
500	Massachusetts Industrial Finance Agency, Resource Recovery Revenue Refunding Bonds, Ogden	12/11 at 100.00	A–	501,431
	Haverhill Project, Series 1998A, 5.600%, 12/01/19 (Alternative Minimum Tax)
1,570	Total Utilities			1,595,496
	Water and Sewer – 8.6% (5.6% of Total Investments)
530	Boston Water and Sewerage Commission, Massachusetts, General Revenue Bonds, Senior Series	11/14 at 100.00	AA+	582,672
	2004A, 5.000%, 11/01/25
125	Guam Government Waterworks Authority, Water and Wastewater System Revenue Bonds, Series 2005,	7/15 at 100.00	Ba2	120,174
	6.000%, 7/01/25
500	Massachusetts Water Pollution Abatement Trust, Pooled Loan Program Bonds, Series 2005-11,	8/15 at 100.00	AAA	510,156
	4.500%, 8/01/29
400	Massachusetts Water Pollution Abatement Trust, Pooled Loan Program Bonds, Series 2006-12,	8/16 at 100.00	AAA	404,037
	4.375%, 8/01/31
500	Massachusetts Water Pollution Abatement Trust, Revenue Bonds, MWRA Loan Program, Series 2002A,	8/12 at 100.00	AAA	525,841
	5.250%, 8/01/20
250	Massachusetts Water Resources Authority, General Revenue Bonds, Series 2006A, 4.000%, 8/01/46	8/16 at 100.00	AA+	219,154
2,305	Total Water and Sewer			2,362,034
$ 41,980	Total Investments (cost $42,203,988) – 152.5%			41,885,118
	Floating Rate Obligations – (3.8)%			(1,050,000)
	MuniFund Term Preferred Shares, at Liquidation Value – (53.6)% (6)			(14,725,000)
	Other Assets Less Liabilities – 4.9%			1,354,761
	Net Assets Applicable to Common Shares – 100%			$ 27,464,879

(1)	All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.
(2)
Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3)
Ratings (not covered by the report of independent registered public accounting firm): Using the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investor Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(4)
At or subsequent to the end of the reporting period, this security is non-income producing. Non-income producing security, in the case of a bond, generally denotes that the issuer has (1) defaulted on the payment of principal or interest, (2) is under the protection of the Federal Bankruptcy Court or (3) the Fund’s Adviser has concluded that the issue is not likely to meet its future interest payment obligations and has directed the Fund’s custodian to cease accruing additional income on the Fund’s records.

(5)
Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest. Such investments are normally considered to be equivalent to AAA rated securities.

(6)	MuniFund Term Preferred Shares, at Liquidation Value as a percentage of Total Investment is 35.2%. N/R Not rated.
N/R	Not rated.
(IF)	Inverse floating rate investment.
(UB)
Underlying bond of an inverse floating rate trust reflected as a financing transaction. See Notes to Financial Statements, Footnote 1 – General Information and Significant Accounting Policies, Inverse Floating Rate Securities for more information.

See accompanying notes to financial statements.

Nuveen Investments 51

Nuveen Insured Massachusetts Tax-Free Advantage Municipal Fund
NGX	Portfolio of Investments
May 31, 2011

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Education and Civic Organizations – 27.6% (17.6% of Total Investments)
$ 600	Massachusetts Development Finance Agency Revenue Bonds, Lesley University Issue Series B-1 and	7/21 at 100.00	AA+	$ 610,548
	B-2, 5.250%, 7/01/33 – AGM Insured
1,135	Massachusetts Development Finance Agency, Revenue Bonds, Boston University, Series 2005T-1,	10/15 at 100.00	A	1,107,215
	5.000%, 10/01/39 – AMBAC Insured
600	Massachusetts Development Finance Agency, Revenue Bonds, Worcester Polytechnic Institute,	9/17 at 100.00	A+	587,502
	Series 2007, 5.000%, 9/01/37 – NPFG Insured
1,250	Massachusetts Development Finance Authority, Revenue Bonds, Middlesex School, Series 2003,	9/13 at 100.00	A1	1,254,250
	5.000%, 9/01/33
1,000	Massachusetts Development Finance Authority, Revenue Bonds, WGBH Educational Foundation,	No Opt. Call	A	1,016,620
	Series 2002A, 5.750%, 1/01/42 – AMBAC Insured
3,000	Massachusetts Development Finance Authority, Revenue Bonds, WGBH Educational Foundation,	1/18 at 100.00	AA+	2,988,240
	5.000%, 1/01/42 – AGC Insured (UB)
1,750	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, Boston College,	6/13 at 100.00	AA–	1,755,600
	Series 2003N, 5.125%, 6/01/37
1,500	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, Worcester State	11/12 at 100.00	A2	1,494,075
	College, Series 2002, 5.000%, 11/01/32 – AMBAC Insured
10,835	Total Education and Civic Organizations			10,814,050
	Health Care – 11.1% (7.1% of Total Investments)
500	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, Cape Cod Healthcare	11/19 at 100.00	AA+	491,095
	Obligated Group, Series 2004D, 5.125%, 11/15/35 – AGC Insured
455	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, CareGroup Inc.,	7/11 at 100.00	A3	449,549
	Series 1998A, 5.000%, 7/01/25 – NPFG Insured
	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, Caregroup Inc.,
	Series B1 Capital Asset Program Converted June 13,2008:
450	5.375%, 2/01/26 – NPFG Insured	8/18 at 100.00	A3	456,507
600	5.375%, 2/01/27 – NPFG Insured	8/18 at 100.00	A3	605,454
1,500	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, Caregroup Inc.,	8/18 at 100.00	A3	1,495,800
	Series B2, Capital Asset Program, Converted June 9, 2009, 5.375%, 2/01/28 – NPFG Insured
585	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, Milford Regional	7/17 at 100.00	BBB–	497,414
	Medical Center, Series 2007E, 5.000%, 7/15/32
200	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, Milton Hospital	7/15 at 100.00	BB–	162,534
	Project, Series 2005D, 5.250%, 7/01/30
250	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, UMass Memorial	7/15 at 100.00	BBB+	216,320
	Health Care, Series 2005D, 5.000%, 7/01/33
4,540	Total Health Care			4,374,673
	Housing/Multifamily – 11.4% (7.3% of Total Investments)
500	Boston Housing Authority, Massachusetts, Capital Program Revenue Bonds, Series 2008, 5.000%,	4/18 at 100.00	AA+	537,750
	4/01/20 – AGM Insured
755	Massachusetts Development Finance Authority, Multifamily Housing Revenue Bonds, Emerson Manor	7/17 at 100.00	BB	703,056
	Project, Series 2007, 4.800%, 7/20/48
2,000	Massachusetts Housing Finance Agency, Housing Bonds, Series 2003H, 5.125%, 6/01/43	12/12 at 100.00	AA–	1,958,420
1,265	Massachusetts Housing Finance Agency, Rental Housing Mortgage Revenue Bonds, Series 2002H,	7/12 at 100.00	AA+	1,259,523
	5.200%, 7/01/42 – AGM Insured
4,520	Total Housing/Multifamily			4,458,749
	Industrials – 7.3% (4.7% of Total Investments)
	Massachusetts Development Finance Authority, Revenue Bonds, 100 Cambridge Street
	Redevelopment, M/SRBC Project, Series 2002A:
1,475	5.125%, 8/01/28 – NPFG Insured	2/12 at 100.00	Baa1	1,475,664
1,500	5.125%, 2/01/34 – NPFG Insured	2/12 at 100.00	Baa1	1,409,955
2,975	Total Industrials			2,885,619

52 Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Long-Term Care – 4.8% (3.0% of Total Investments)
$ 1,750	Massachusetts Development Finance Authority, GNMA Collateralized Revenue Bonds, Neville	12/12 at 105.00	AAA	$ 1,871,240
	Communities, Series 2002A, 6.000%, 6/20/44
	Tax Obligation/General – 13.0% (8.3% of Total Investments)
1,280	Littleton, Massachusetts, General Obligation Bonds, Series 2003, 5.000%, 1/15/21 – FGIC Insured	1/13 at 101.00	AA	1,345,408
1,500	Massachusetts, General Obligation Bonds, Consolidated Loan, Series 2004B, 5.250%, 8/01/21 –	No Opt. Call	AA+	1,817,670
	AGM Insured
1,705	North Attleborough, Massachusetts, General Obligation Bonds, Series 2004, 5.000%, 7/15/15 –	7/14 at 101.00	Aa2	1,923,240
	FGIC Insured
4,485	Total Tax Obligation/General			5,086,318
	Tax Obligation/Limited – 18.0% (11.5% of Total Investments)
3,000	Martha’s Vineyard Land Bank, Massachusetts, Revenue Bonds, Series 2002, 5.000%, 5/01/32 –	5/13 at 100.00	A–	3,004,770
	AMBAC Insured
750	Massachusetts College Building Authority, Project Revenue Bonds, Series 2008A, 5.000%,	5/18 at 100.00	AA+	770,033
	5/01/33 – AGC Insured
2,790	Massachusetts College Building Authority, Project Revenue Refunding Bonds, Series 2003A,	5/13 at 100.00	Aa2	2,947,719
	5.250%, 5/01/22 – SYNCORA GTY Insured
300	Massachusetts State, Special Obligation Dedicated Tax Revenue Bonds, Series 2005, 5.000%,	No Opt. Call	A1	336,057
	1/01/20 – FGIC Insured
6,840	Total Tax Obligation/Limited			7,058,579
	Transportation – 2.6% (1.6% of Total Investments)
1,000	Massachusetts Port Authority, Revenue Bonds, Series 2003A, 5.000%, 7/01/33 – NPFG Insured	7/13 at 100.00	AA–	1,006,930
	U.S. Guaranteed – 39.7% (25.3% of Total Investments) (4)
2,000	Massachusetts Bay Transportation Authority, Sales Tax Revenue Bonds, Senior Lien Series 2002A,	7/12 at 100.00	AAA	2,101,700
	5.000%, 7/01/27 (Pre-refunded 7/01/12) – FGIC Insured
500	Massachusetts Development Finance Authority, Revenue Bonds, Massachusetts College of Pharmacy	7/13 at 101.00	A (4)	566,595
	and Allied Health Sciences, Series 2003C, 6.375%, 7/01/23 (Pre-refunded 7/01/13)
	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, New England Medical
	Center Hospitals, Series 2002H:
100	5.000%, 5/15/25 (Pre-refunded 5/15/12) – FGIC Insured	5/12 at 100.00	N/R (4)	104,335
2,400	5.000%, 5/15/25 (Pre-refunded 5/15/12) – FGIC Insured	5/12 at 100.00	N/R (4)	2,504,040
295	Massachusetts Port Authority, Revenue Bonds, Series 1982, 13.000%, 7/01/13 (ETM)	7/11 at 100.00	AAA	334,515
1,000	Massachusetts State, Special Obligation Dedicated Tax Revenue Bonds, Series 2004, 5.250%,	1/14 at 100.00	A1 (4)	1,113,680
	1/01/21 (Pre-refunded 1/01/14) – FGIC Insured
1,500	Massachusetts, General Obligation Bonds, Consolidated Loan, Series 2001D, 5.000%, 11/01/20	11/11 at 100.00	Aa1 (4)	1,529,625
	(Pre-refunded 11/01/11) – NPFG Insured
1,500	Pittsfield, Massachusetts, General Obligation Bonds, Series 2002, 5.000%, 4/15/18	4/12 at 101.00	Aa2 (4)	1,577,205
	(Pre-refunded 4/15/12) – NPFG Insured
3,000	Springfield, Massachusetts, General Obligation Bonds, Series 2003, 5.250%, 1/15/22	1/13 at 100.00	AA– (4)	3,234,780
	(Pre-refunded 1/15/13) – NPFG Insured
2,140	University of Massachusetts Building Authority, Senior Lien Project Revenue Bonds, Series	11/14 at 100.00	A+ (4)	2,462,905
	2004-1, 5.375%, 11/01/21 (Pre-refunded 11/01/14) – AMBAC Insured
14,435	Total U.S. Guaranteed			15,529,380
	Utilities – 2.2% (1.4% of Total Investments)
900	Guam Power Authority, Revenue Bonds, Series 2010A, 5.000%, 10/01/37 – AGM Insured	10/20 at 100.00	AA+	846,648
	Water and Sewer – 19.2% (12.2% of Total Investments)
1,900	Lynn Water and Sewer Commission, Massachusetts, General Revenue Bonds, Series 2003A,	12/13 at 100.00	A1	1,903,306
	5.000%, 12/01/32 – NPFG Insured
600	Massachusetts Water Pollution Abatement Trust, Pooled Loan Program Bonds, Series 2006-12,	8/16 at 100.00	AAA	606,054
	4.375%, 8/01/31
1,000	Massachusetts Water Resources Authority, General Revenue Bonds, Series 2002J, 5.250%,	No Opt. Call	AA+	1,205,580
	8/01/19 – AGM Insured

Nuveen Investments 53

Nuveen Insured Massachusetts Tax-Free Advantage Municipal Fund (continued)
NGX	Portfolio of Investments May 31, 2011

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Water and Sewer (continued)
$ 1,000	Massachusetts Water Resources Authority, General Revenue Bonds, Series 2004D, 5.000%,	8/13 at 100.00	AA+	$ 1,063,930
	8/01/24 – NPFG Insured
	Massachusetts Water Resources Authority, General Revenue Bonds, Series 2006A:
1,500	5.000%, 8/01/31 – AMBAC Insured	8/16 at 100.00	AA+	1,562,550
125	4.000%, 8/01/46	8/16 at 100.00	AA+	109,584
500	Springfield Water and Sewerage Commission, Massachusetts, General Revenue Bonds, Refunding	No Opt. Call	AA+	530,739
	Series 2010B, 5.000%, 11/15/30 – AGC Insured
495	Springfield Water and Sewerage Commission, Massachusetts, General Revenue Bonds, Series 2003A,	7/14 at 100.00	A+	539,183
	5.000%, 7/01/16 – NPFG Insured
7,120	Total Water and Sewer			7,520,926
$ 59,400	Total Investments (cost $60,027,197) – 156.9%			61,453,112
	Floating Rate Obligations – (3.8)%			(1,500,000)
	MuniFund Term Preferred Shares, at Liquidation Value – (56.4)% (5)			(22,075,000)
	Other Assets Less Liabilities – 3.3%			1,280,312
	Net Assets Applicable to Common Shares – 100%			$ 39,158,424

The Fund intends to invest at least 80% of its managed assets in municipal securities that are covered by insurance guaranteeing the timely payment of principal and interest. See Notes to Financial Statements, Footnote 1 – General Information and Significant Accounting Policies, Insurance, for more information.

(1)	All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.
(2)
Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3)
Ratings (not covered by the report of independent registered public accounting firm): Using the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investor Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(4)
Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest. Such investments are normally considered to be equivalent to AAA rated securities.

(5)	MuniFund Term Preferred Shares, at Liquidation Value as a percentage or Total Investments is 35.9%.
N/R	Not rated.
(ETM)	Escrowed to maturity.
(UB)
Underlying bond of an inverse floating rate trust reflected as a financing transaction. See Notes to Financial Statements, Footnote 1 – General Information and Significant Accounting Policies, Inverse Floating Rate Securities for more information.

See accompanying notes to financial statements.
54 Nuveen Investments

Nuveen Missouri Premium Income Municipal Fund
NOM	Portfolio of Investments
May 31, 2011

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Consumer Staples – 3.4% (2.1% of Total Investments)
$ 1,000	Missouri Development Finance Board, Solid Waste Disposal Revenue Bonds, Procter and Gamble	No Opt. Call	AA–	$ 1,037,080
	Inc., Series 1999, 5.200%, 3/15/29 (Alternative Minimum Tax)
	Education and Civic Organizations – 4.4% (2.7% of Total Investments)
250	Lincoln University, Missouri, Auxiliary System Revenue Bonds, Series 2007, 5.125%, 6/01/37 –	6/17 at 100.00	AA+	250,513
	AGC Insured
700	Missouri Health and Educational Facilities Authority, Revenue Bonds, Rockhurst University,	10/18 at 103.00	BBB	710,969
	Series 2011A, 6.500%, 10/01/35
365	Missouri Health and Educational Facilities Authority, Revenue Bonds, Webster University,	10/11 at 100.00	A3	365,723
	Series 2001, 5.500%, 4/01/18 – NPFG Insured
1,315	Total Education and Civic Organizations			1,327,205
	Health Care – 31.7% (20.0% of Total Investments)
485	Cape Girardeau County Industrial Development Authority, Missouri, Health Facilities Revenue	6/19 at 100.00	A+	493,391
	Bonds, Saint Francis Medical Center, Series 2009A, 5.750%, 6/01/39
760	Cape Girardeau County Industrial Development Authority, Missouri, Health Facilities Revenue	6/17 at 100.00	BBB+	691,258
	Bonds, Southeast Missouri Hospital Association, Series 2007, 5.000%, 6/01/27
930	Cass County, Missouri, Hospital Revenue Bonds, Series 2007, 5.625%, 5/01/38	11/16 at 100.00	BBB–	797,838
480	Clinton County Industrial Development Authority, Missouri, Revenue Bonds, Cameron Regional	12/17 at 100.00	N/R	321,749
	Medical Center, Series 2007, 5.000%, 12/01/37
750	Joplin Industrial Development Authority, Missouri, Health Facilities Revenue Bonds, Freeman	2/15 at 102.00	BBB+	721,223
	Health System, Series 2004, 5.500%, 2/15/29
500	Missouri Health & Educational Facilities Authority, St. Luke’s Episcopal- Presbyterian	12/11 at 101.00	AA+	501,855
	Hospitals Revenue Bonds, Series 2001, 5.250%, 12/01/26 – AGM Insured
2,000	Missouri Health and Educational Facilities Authority, Health Facility Revenue Bonds,	11/20 at 100.00	A+	2,013,440
	St. Lukes’s Health System, Series 2010A, 5.000%, 11/15/30
	Missouri Health and Educational Facilities Authority, Revenue Bonds, BJC Health System,
	Series 2003:
1,500	5.125%, 5/15/25	5/13 at 100.00	AA	1,522,935
1,155	5.250%, 5/15/32	5/13 at 100.00	AA	1,160,070
500	Missouri Health and Educational Facilities Authority, Revenue Bonds, Lake Regional Health	2/14 at 100.00	BBB+	503,060
	System, Series 2003, 5.700%, 2/15/34
720	Saline County Industrial Development Authority, Missouri, Health Facilities Revenue Bonds,	12/20 at 100.00	BBB–	683,827
	John Fitzgibbon Memorial Hospital Inc., Series 2010, 5.600%, 12/01/28
350	St. Louis County Industrial Development Authority, Missouri, Healthcare Facilities Revenue	11/16 at 100.00	N/R	288,292
	Bonds, Ranken-Jordan Project, Refunding Series 2007, 5.000%, 11/15/27
10,130	Total Health Care			9,698,938
	Housing/Multifamily – 3.4% (2.2% of Total Investments)
380	Jefferson County Industrial Development Authority, Missouri, Multifamily Housing Revenue	12/11 at 100.00	N/R	380,258
	Bonds, Lakewood Apartments Project, Series 2001B, 5.750%, 11/01/34 (Mandatory put 11/01/16)
	(Alternative Minimum Tax)
165	Missouri Housing Development Commission, Multifamily Housing Revenue Bonds, Series 2001II,	12/11 at 100.00	AA	166,789
	5.250%, 12/01/16
500	St. Charles County Industrial Development Authority, Missouri, FHA-Insured Multifamily Housing	10/11 at 100.00	AAA	500,075
	Revenue Bonds, Ashwood Apartments, Series 1998A, 5.600%, 4/01/30 – AGM Insured (Alternative
	Minimum Tax)
1,045	Total Housing/Multifamily			1,047,122
	Housing/Single Family – 3.4% (2.2% of Total Investments)
55	Missouri Housing Development Commission, Single Family Mortgage Revenue Bonds, Homeownership	9/11 at 100.00	AAA	55,540
	Loan Program, Series 2000B-1, 6.250%, 3/01/31 (Alternative Minimum Tax)
365	Missouri Housing Development Commission, Single Family Mortgage Revenue Bonds, Homeownership	9/16 at 100.00	AAA	352,101
	Loan Program, Series 2007A-1, 4.700%, 9/01/27 (Alternative Minimum Tax)

Nuveen Investments 55

Nuveen Missouri Premium Income Municipal Fund (continued)
NOM	Portfolio of Investments May 31, 2011

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Housing/Single Family (continued)
$ 690	Missouri Housing Development Commission, Single Family Mortgage Revenue Bonds, Homeownership	3/17 at 100.00	AAA	$ 639,561
	Loan Program, Series 2007C-1, 4.800%, 9/01/38 (Alternative Minimum Tax)
1,110	Total Housing/Single Family			1,047,202
	Long-Term Care – 9.5% (6.0% of Total Investments)
1,750	Cole County Industrial Development Authority, Missouri, Revenue Bonds, Lutheran Senior	2/14 at 100.00	A–	1,596,805
	Services – Heisinger Project, Series 2004, 5.500%, 2/01/35
500	Joplin Industrial Development Authority, Missouri, Revenue Bonds, Christian Homes Inc., Series	5/17 at 100.00	BBB–	448,625
	2007F, 5.750%, 5/15/31
475	Lees Summit Industrial Development Authority, Missouri, Revenue Bonds, John Knox Village	8/17 at 100.00	BBB–	414,148
	Obligated Group, Series 2007A, 5.125%, 8/15/32
500	St. Louis County Industrial Development Authority, Missouri, Revenue Bonds, Friendship Village	9/17 at 100.00	BBB	456,760
	of West County, Series 2007A, 5.500%, 9/01/28
3,225	Total Long-Term Care			2,916,338
	Materials – 2.1% (1.4% of Total Investments)
750	Sugar Creek, Missouri, Industrial Development Revenue Bonds, Lafarge North America Inc.,	6/13 at 101.00	Baa3	654,060
	Series 2003A, 5.650%, 6/01/37 (Alternative Minimum Tax)
	Tax Obligation/General – 27.0% (17.0% of Total Investments)
1,500	Camdenton Reorganized School District R3, Camden County, Missouri, General Obligation Bonds,	No Opt. Call	AA+	1,643,400
	Series 2005, 5.250%, 3/01/24 – AGM Insured (4)
1,685	Independence School District, Jackson County, Missouri, General Obligation Bonds, Series 2010,	3/20 at 100.00	AA+	1,850,669
	5.000%, 3/01/27
500	Jackson County School District R-7, Lees Summit, Missouri, General Obligation Refunding and	3/12 at 100.00	AA+	515,750
	Improvement Bonds, Series 2002, 5.250%, 3/01/18 – AGM Insured
500	Missouri School Boards Association, Lease Participation Certificates, Clay County School	3/17 at 100.00	AA+	529,550
	District 53 Liberty, Series 2007, 5.250%, 3/01/27 – AGM Insured
1,630	North Kansas City School District, Missouri, General Obligation Bonds, Series 2003A,	3/13 at 100.00	AA+	1,720,579
	5.000%, 3/01/23
1,000	Puerto Rico, General Obligation and Public Improvement Bonds, Series 2002A, 5.500%,	No Opt. Call	A3	1,052,510
	7/01/20 – NPFG Insured
900	Ritenour Consolidated School District, St. Louis County, Missouri, General Obligation Bonds,	No Opt. Call	Aa2	937,557
	Series 1995, 7.375%, 2/01/12 – FGIC Insured
20	St. Louis County Pattonville School District R3, Missouri, General Obligation Bonds, Series	3/14 at 100.00	AA+	21,786
	2004, 5.250%, 3/01/20 – AGM Insured
7,735	Total Tax Obligation/General			8,271,801
	Tax Obligation/Limited – 29.4% (18.5% of Total Investments)
600	Chesterfield, Missouri, Certificates of Participation, Series 2005, 5.000%, 12/01/24 –	12/15 at 100.00	Aa1	619,026
	FGIC Insured
80	Cottleville, Missouri, Certificates of Participation, Series 2006, 5.250%, 8/01/31	8/14 at 100.00	N/R	71,822
255	Fenton, Missouri, Tax Increment Revenue Bonds, Gravois Bluffs Redevelopment Project, Series	4/14 at 100.00	BBB+	257,078
	2006, 4.500%, 4/01/21
315	Fulton, Missouri, Tax Increment Revenue Bonds, Fulton Commons Redevelopment Project, Series	6/16 at 100.00	N/R	246,116
	2006, 5.000%, 6/01/28
250	Jackson County, Missouri, Special Obligation Bonds, Truman Medical Center Project, Series	12/21 at 100.00	Aa3	250,753
	2011B, 4.350%, 12/01/23
475	Kansas City Tax Increment Financing Commission, Missouri, Tax Increment Revenue Bonds,	6/14 at 102.00	N/R	401,109
	Briarcliff West Project, Series 2006A, 5.400%, 6/01/24
300	Kansas City, Missouri, Industrial Development Authority, Downtown Redevelopment District	9/21 at 100.00	AA–	292,125
	Revenue Bonds, Series 2011A, 5.000%, 9/01/32 (WI/DD, Settling 6/01/11)

56 Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Tax Obligation/Limited (continued)
$ 360	Missouri Development Finance Board, Infrastructure Facilities Revenue Bonds, Branson Landing	6/15 at 100.00	A	$ 337,082
	Project, Series 2005A, 5.000%, 6/01/35
415	Missouri Development Finance Board, Infrastructure Facilities Revenue Bonds, City of	3/16 at 100.00	A–	410,792
	Independence, Crackerneck Creek Project, Series 2006C, 5.000%, 3/01/28
450	Monarch-Chesterfield Levee District, St. Louis County, Missouri, Levee District Improvement	9/11 at 100.00	Baa1	451,548
	Bonds, Series 1999, 5.750%, 3/01/19 – NPFG Insured
500	Osage Beach, Missouri, Tax Increment Revenue Bonds, Prewitts Point Transportation Development	5/12 at 102.00	N/R	411,210
	District, Series 2006, 5.000%, 5/01/23
1,750	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, First Subordinate Series	8/19 at 100.00	A+	1,797,530
	2009A, 6.000%, 8/01/42
600	Riverside, Missouri, L-385 Levee Redevelopment Plan Tax Increment Revenue Bonds, Series 2004,	5/15 at 100.00	A	616,404
	5.250%, 5/01/20
2,000	Springfield Public Building Corporation, Missouri, Lease Revenue Bonds, Jordan Valley Park	12/11 at 100.00	N/R	2,002,800
	Projects, Series 2000A, 6.125%, 6/01/21 – AMBAC Insured
	St. Joseph Industrial Development Authority, Missouri, Tax Increment Bonds, Shoppes at North
	Village Project, Series 2005A:
340	5.375%, 11/01/24	11/14 at 100.00	N/R	302,722
400	5.500%, 11/01/27	11/14 at 100.00	N/R	349,016
200	St. Joseph Industrial Development Authority, Missouri, Tax Increment Bonds, Shoppes at North	11/14 at 100.00	N/R	171,854
	Village Project, Series 2005B, 5.500%, 11/01/27
9,290	Total Tax Obligation/Limited			8,988,987
	Transportation – 17.0% (10.7% of Total Investments)
500	Kansas City, Missouri, Passenger Facility Charge Revenue Bonds, Kansas City International	10/11 at 101.00	A	502,860
	Airport, Series 2001, 5.000%, 4/01/23 – AMBAC Insured (Alternative Minimum Tax)
1,000	St. Louis Land Clearance Redevelopment Authority, Missouri, Revenue Refunding and Improvement	9/11 at 100.00	N/R	999,720
	Bonds, LCRA Parking Facilities, Series 1999C, 7.000%, 9/01/19
1,000	St. Louis, Missouri, Airport Revenue Bonds, Lambert-St. Louis International Airport, Series	No Opt. Call	A–	1,106,040
	2005, 5.500%, 7/01/18 – NPFG Insured
2,500	St. Louis, Missouri, Airport Revenue Bonds, Lambert-St. Louis International Airport, Series	7/17 at 100.00	AA+	2,597,450
	2007A, 5.000%, 7/01/21 – AGM Insured
5,000	Total Transportation			5,206,070
	U.S. Guaranteed – 13.6% (8.5% of Total Investments) (5)
685	Fenton, Missouri, Tax Increment Refunding and Improvement Revenue Bonds, Gravois Bluffs	10/12 at 100.00	AAA	733,984
	Redevelopment Project, Series 2002, 6.125%, 10/01/21 (Pre-refunded 10/01/12)
1,380	Springfield Center City Development Corporation, Missouri, Lease Revenue Bonds, Jordan Valley	11/11 at 100.00	Aa3 (5)	1,406,772
	Park Parking Garage, Series 2002D, 5.000%, 11/01/22 (Pre-refunded 11/01/11) – AMBAC Insured
	St. Louis County Pattonville School District R3, Missouri, General Obligation Bonds, Series 2004:
80	5.250%, 3/01/20 (Pre-refunded 3/01/14) – AGM Insured	3/14 at 100.00	AA+ (5)	90,072
250	5.250%, 3/01/20 (Pre-refunded 3/01/14) – AGM Insured	3/14 at 100.00	AA+ (5)	281,475
500	St. Louis County, Missouri, GNMA Collateralized Mortgage Revenue Bonds, Series 1993D, 5.650%,	No Opt. Call	AAA	599,375
	7/01/20 (Alternative Minimum Tax) (ETM)
1,000	St. Louis Municipal Finance Corporation, Missouri, Leasehold Revenue Bonds, Carnahan	2/12 at 100.00	N/R (5)	1,039,180
	Courthouse, Series 2002A, 5.750%, 2/15/16 (Pre-refunded 2/15/12) – FGIC Insured
3,895	Total U.S. Guaranteed			4,150,858
	Utilities – 2.0% (1.2% of Total Investments)
100	Missouri Joint Municipal Electric Utility Commission, Iatan 2 Power Project Revenue Bonds,	1/16 at 100.00	A3	100,537
	Series 2006A, 4.125%, 1/01/21 – AMBAC Insured
530	Puerto Rico Electric Power Authority, Power Revenue Bonds, Series 2010XX, 5.250%, 7/01/40	7/20 at 100.00	A3	501,316
630	Total Utilities			601,853

Nuveen Investments 57

Nuveen Missouri Premium Income Municipal Fund (continued)
NOM	Portfolio of Investments May 31, 2011

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Water and Sewer – 11.8% (7.5% of Total Investments)
$ 600	Carroll County Public Water Supply District 1, Missouri, Water System Revenue Bonds, Refunding	3/18 at 100.00	A	$ 627,773
	Series 2009, 6.000%, 3/01/39
2,965	Missouri Environmental Improvement and Energy Resources Authority, Water Facility Revenue	12/16 at 100.00	AA+	2,628,532
	Bonds, Missouri-American Water Company, Series 2006, 4.600%, 12/01/36 – AMBAC Insured
	(Alternative Minimum Tax) (UB)
350	Missouri Environmental Improvement and Energy Resources Authority, Water Pollution Control Revenue	No Opt. Call	Aaa	362,840
	Bonds, State Revolving Fund Program – Kansas City Project, Series 1997C, 6.750%, 1/01/12
3,915	Total Water and Sewer			3,619,145
$ 49,040	Total Investments (cost $49,289,899) – 158.7%			48,566,659
	Floating Rate Obligations – (7.3)%			(2,225,000)
	MuniFund Term Preferred Shares, at Liquidation Value – (58.4)% (6)			(17,880,000)
	Other Assets Less Liabilities – 7.0%			2,133,248
	Net Assets Applicable to Common Shares – 100%			$ 30,594,907

(1)	All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.
(2)
Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3)
Ratings (not covered by the report of independent registered public accounting firm): Using the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investor Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(4)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in inverse floating rate transactions.
(5)
Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest. Such investments are normally considered to be equivalent to AAA rated securities.

(6)	MuniFund Term Preferred Shares, at Liquidation Value as a percentage of Total Investments is 36.8%. N/R Not rated.
N/R	Not rated.
WI/DD	Purchased on a when-issued or delayed delivery basis.
(ETM)	Escrowed to maturity.
(UB)
Underlying bond of an inverse floating rate trust reflected as a financing transaction. See Notes to Financial Statements, Footnote 1 – General Information and Significant Accounting Policies, Inverse Floating Rate Securities for more information.

See accompanying notes to financial statements.

58 Nuveen Investments

Statement of
Assets & Liabilities
		May 31, 2011

	Connecticut	Connecticut	Connecticut	Connecticut
	Premium	Dividend	Dividend	Dividend
	Income	Advantage	Advantage 2	Advantage 3
	(NTC)	(NFC)	(NGK)	(NGO)
Assets
Investments, at value (cost $116,039,117, $58,543,199,
$52,528,793 and $96,478,883, respectively)	$116,953,440	$58,921,895	$53,021,708	$96,652,482
Cash	1,422,993	1,876,874	96,626	1,099,885
Receivables:
Interest	1,812,539	874,157	769,521	1,511,580
Investments sold	—	—	—	—
Deferred offering costs	928,803	434,595	386,462	556,610
Other assets	35,293	6,449	30,853	10,546
Total assets	121,153,068	62,113,970	54,305,170	99,831,103
Liabilities
Cash overdraft	—	—	—	—
Floating rate obligations	7,965,000	3,820,000	3,460,000	5,780,000
Payables:
Common share dividends	286,916	153,424	147,146	234,872
Interest	78,201	44,344	36,719	70,681
Investment purchased	—	43,331	—	—
Offering costs	366,540	188,065	180,488	201,568
MuniFund Term Preferred (MTP) shares, at liquidation value	36,080,000	20,470,000	16,950,000	32,000,000
Accrued expenses:
Management fees	62,237	31,893	25,660	51,610
Other	30,658	28,429	26,944	33,099
Total liabilities	44,869,552	24,779,486	20,826,957	38,371,830
Net assets applicable to Common shares	$76,283,516	$37,334,484	$33,478,213	$61,459,273
Common shares outstanding	5,365,029	2,586,033	2,320,177	4,367,134
Net asset value per Common share outstanding (net assets applicable
to Common shares, divided by Common shares outstanding)	$14.22	$14.44	$14.43	$14.07
Net assets applicable to Common shares consist of:
Common shares, $.01 par value per share	$53,650	$25,860	$23,202	$43,671
Paid-in surplus	74,371,699	36,568,506	32,738,609	61,436,456
Undistributed (Over-distribution of) net investment income	909,994	302,881	236,533	306,440
Accumulated net realized gain (loss)	33,850	58,541	(13,046)	(500,893)
Net unrealized appreciation (depreciation)	914,323	378,696	492,915	173,599
Net assets applicable to Common shares	$76,283,516	$37,334,484	$33,478,213	$61,459,273
Authorized shares:
Common	Unlimited	Unlimited	Unlimited	Unlimited
Auction Rate Preferred Shares (ARPS)	Unlimited	Unlimited	Unlimited	Unlimited
MTP	Unlimited	Unlimited	Unlimited	Unlimited

See accompanying notes to financial statements.

Nuveen Investments 59

Statement of
Assets & Liabilities (continued)
			Insured
	Massachusetts	Massachusetts	Massachusetts	Missouri
	Premium	Dividend	Tax-Free	Premium
	Income	Advantage	Advantage	Income
	(NMT)	(NMB)	(NGX)	(NOM)
Assets
Investments, at value (cost $104,179,923, $42,203,988,
$60,027,197 and $49,289,899, respectively)	$104,622,681	$41,885,118	$61,453,112	$48,566,659
Cash	81,106	582,507	257,452	—
Receivables:
Interest	1,739,496	729,861	904,147	801,806
Investments sold	145,000	—	120,000	2,050,353
Deferred offering costs	942,362	355,498	423,856	532,201
Other assets	33,085	5,116	31,886	14,288
Total assets	107,563,730	43,558,100	63,190,453	51,965,307
Liabilities
Cash overdraft	—	—	—	583,922
Floating rate obligations	2,450,000	1,050,000	1,500,000	2,225,000
Payables:
Common share dividends	288,515	131,457	168,894	139,206
Interest	82,302	31,897	48,760	31,290
Investment purchased	—	—	—	291,936
Offering costs	409,467	113,514	181,007	169,198
MuniFund Term Preferred (MTP) shares, at liquidation value	36,645,000	14,725,000	22,075,000	17,880,000
Accrued expenses:
Management fees	55,364	22,373	32,531	25,773
Other	28,523	18,980	25,837	24,075
Total liabilities	39,959,171	16,093,221	24,032,029	21,370,400
Net assets applicable to Common shares	$67,604,559	$27,464,879	$39,158,424	$30,594,907
Common shares outstanding	4,774,788	1,965,699	2,727,011	2,318,947
Net asset value per Common share outstanding (net assets applicable
to Common shares, divided by Common shares outstanding)	$14.16	$13.97	$14.36	$13.19
Net assets applicable to Common shares consist of:
Common shares, $.01 par value per share	$47,748	$19,657	$27,270	$23,189
Paid-in surplus	66,115,655	27,765,774	38,282,317	31,031,377
Undistributed (Over-distribution of) net investment income	888,826	136,669	131,520	477,654
Accumulated net realized gain (loss)	109,572	(138,351)	(708,598)	(214,073)
Net unrealized appreciation (depreciation)	442,758	(318,870)	1,425,915	(723,240)
Net assets applicable to Common shares	$67,604,559	$27,464,879	$39,158,424	$30,594,907
Authorized shares:
Common	Unlimited	Unlimited	Unlimited	Unlimited
Auction Rate Preferred Shares (ARPS)	Unlimited	Unlimited	Unlimited	Unlimited
MTP	Unlimited	Unlimited	Unlimited	Unlimited

See accompanying notes to financial statements.

60 Nuveen Investments

Statement of
Operations
		Year Ended May 31, 2011

	Connecticut	Connecticut	Connecticut	Connecticut
	Premium	Dividend	Dividend	Dividend
	Income	Advantage	Advantage 2	Advantage 3
	(NTC)	(NFC)	(NGK)	(NGO)
Investment Income	$5,458,758	$2,885,949	$2,516,141	$4,548,834
Expenses
Management fees	734,234	381,000	334,430	609,760
Auction fees	3,424	—	—	—
Dividend disbursing agent fees	12,521	10,000	—	—
Shareholders’ servicing agent fees and expenses	35,003	21,594	21,529	24,284
Interest expense and amortization of offering costs	915,912	674,638	567,865	1,039,257
Custodian’s fees and expenses	26,257	17,831	16,233	24,241
Trustees’ fees and expenses	3,180	1,664	1,466	2,506
Professional fees	21,174	19,644	19,465	20,540
Shareholders’ reports — printing and mailing expenses	31,276	17,916	15,775	28,989
Stock exchange listing fees	34,702	17,306	17,269	18,920
Other expenses	24,337	15,933	15,861	23,714
Total expenses before custodian fee credit and expense reimbursement	1,842,020	1,177,526	1,009,893	1,792,211
Custodian fee credit	(4,383)	(1,739)	(1,690)	(3,124)
Expense reimbursement	—	(20,437)	(48,586)	(25,861)
Net expenses	1,837,637	1,155,350	959,617	1,763,226
Net investment income (loss)	3,621,121	1,730,599	1,556,524	2,785,608
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from investments	109,734	99,244	39,359	95
Change in net unrealized appreciation (depreciation) of investments	(1,715,466)	(1,068,421)	(1,129,788)	(1,241,126)
Net realized and unrealized gain (loss)	(1,605,732)	(969,177)	(1,090,429)	(1,241,031)
Distributions to Auction Rate Preferred Shareholders
From net investment income	(39,361)	—	—	—
Decrease in net assets applicable to Common shares from distributions
to Auction Rate Preferred shareholders	(39,361)	—	—	—
Net increase (decrease) in net assets applicable to Common shares
from operations	$1,976,028	$761,422	$466,095	$1,544,577

See accompanying notes to financial statements.

Nuveen Investments 61

Statement of
Operations (continued)
			Insured
	Massachusetts	Massachusetts	Massachusetts	Missouri
	Premium	Dividend	Tax-Free	Premium
	Income	Advantage	Advantage	Income
	(NMT)	(NMB)	(NGX)	(NOM)
Investment Income	$5,289,329	$2,178,339	$2,917,093	$2,520,462
Expenses
Management fees	650,895	267,051	381,111	301,612
Auction fees	12,042	—	—	10,912
Dividend disbursing agent fees	10,822	10,000	—	12,521
Shareholders’ servicing agent fees and expenses	31,167	22,229	23,647	14,366
Interest expense and amortization of offering costs	869,051	482,152	707,471	284,815
Custodian’s fees and expenses	26,327	14,294	14,957	14,394
Trustees’ fees and expenses	2,958	1,130	1,635	1,382
Professional fees	20,966	19,259	19,742	19,650
Shareholders’ reports — printing and mailing expenses	30,729	15,655	19,252	21,199
Stock exchange listing fees	20,718	273	18,692	7,719
Other expenses	24,818	15,738	15,533	18,756
Total expenses before custodian fee credit and expense reimbursement	1,700,493	847,781	1,202,040	707,326
Custodian fee credit	(293)	(993)	(1,110)	(986)
Expense reimbursement	—	(14,338)	(24,400)	—
Net expenses	1,700,200	832,450	1,176,530	706,340
Net investment income (loss)	3,589,129	1,345,889	1,740,563	1,814,122
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from investments	102,652	(158,330)	(4,031)	137,346
Change in net unrealized appreciation (depreciation) of investments	(1,273,832)	(356,215)	(628,384)	(933,927)
Net realized and unrealized gain (loss)	(1,171,180)	(514,545)	(632,415)	(796,581)
Distributions to Auction Rate Preferred Shareholders
From net investment income	(42,554)	—	—	(33,471)
Decrease in net assets applicable to Common shares from distributions
to Auction Rate Preferred shareholders	(42,554)	—	—	(33,471)
Net increase (decrease) in net assets applicable to Common shares
from operations	$2,375,395	$831,344	$1,108,148	$984,070

See accompanying notes to financial statements.

62 Nuveen Investments

Statement of
Changes in Net Assets
	Connecticut		Connecticut		Connecticut
	Premium Income (NTC)		Dividend Advantage (NFC)		Dividend Advantage 2 (NGK)
	Year	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended	Ended
	5/31/11	5/31/10	5/31/11	5/31/10	5/31/11	5/31/10
Operations
Net investment income (loss)	$3,621,121	$4,267,900	$1,730,599	$2,204,210	$1,556,524	$2,000,123
Net realized gain (loss) from investments	109,734	60,723	99,244	10,610	39,359	12,514
Change in net unrealized appreciation
(depreciation) of investments	(1,715,466)	4,700,543	(1,068,421)	1,900,772	(1,129,788)	1,510,001
Distributions to Auction Rate
Preferred Shareholders:
From net investment income	(39,361)	(119,197)	—	(66,605)	—	(59,765)
From accumulated net realized gains	—	(5,151)	—	—	—	—
Net increase (decrease) in net assets
applicable to Common shares
from operations	1,976,028	8,904,818	761,422	4,048,987	466,095	3,462,873
Distributions to Common Shareholders
From net investment income	(3,798,441)	(3,693,594)	(1,985,824)	(1,898,150)	(1,837,401)	(1,752,532)
From accumulated net realized gains	—	(21,997)	—	—	—	—
Decrease in net assets applicable to
Common shares from distributions
to Common shareholders	(3,798,441)	(3,715,591)	(1,985,824)	(1,898,150)	(1,837,401)	(1,752,532)
Capital Share Transactions
Net proceeds from Common shares
issued to shareholders due to
reinvestment of distributions	—	15,348	26,531	52,783	16,467	30,801
Net increase (decrease) in net assets
applicable to Common shares
from capital share transactions	—	15,348	26,531	52,783	16,467	30,801
Net increase (decrease) in net assets
applicable to Common shares	(1,822,413)	5,204,575	(1,197,871)	2,203,620	(1,354,839)	1,741,142
Net assets applicable to Common
shares at the beginning of year	78,105,929	72,901,354	38,532,355	36,328,735	34,833,052	33,091,910
Net assets applicable to Common
shares at the end of year	$76,283,516	$78,105,929	$37,334,484	$38,532,355	$33,478,213	$34,833,052
Undistributed (Over-distribution of)
net investment income at the
end of year	$909,994	$967,954	$302,881	$451,596	$236,533	$416,725

See accompanying notes to financial statements.

Nuveen Investments 63

Statement of
Changes in Net Assets (continued)
	Connecticut		Massachusetts		Massachusetts
	Dividend Advantage 3 (NGO)		Premium Income (NMT)		Dividend Advantage (NMB)
	Year	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended	Ended
	5/31/11	5/31/10	5/31/11	5/31/10	5/31/11	5/31/10
Operations
Net investment income (loss)	$2,785,608	$3,346,745	$3,589,129	$4,145,590	$1,345,889	$1,739,913
Net realized gain (loss) from investments	95	1,887	102,652	209,192	(158,330)	60,102
Change in net unrealized appreciation
(depreciation) of investments	(1,241,126)	3,514,247	(1,273,832)	5,077,663	(356,215)	1,496,853
Distributions to Auction Rate
Preferred Shareholders:
From net investment income	—	(92,898)	(42,554)	(122,559)	—	(45,739)
From accumulated net realized gains	—	—	—	—	—	(13,657)
Net increase (decrease) in net assets
applicable to Common shares
from operations	1,544,577	6,769,981	2,375,395	9,309,886	831,344	3,237,472
Distributions to Common Shareholders
From net investment income	(3,144,336)	(2,973,311)	(3,723,001)	(3,645,432)	(1,627,118)	(1,507,494)
From accumulated net realized gains	—	—	(179,532)	—	—	(55,550)
Decrease in net assets applicable to
Common shares from distributions
to Common shareholders	(3,144,336)	(2,973,311)	(3,902,533)	(3,645,432)	(1,627,118)	(1,563,044)
Capital Share Transactions
Net proceeds from Common shares
issued to shareholders due to
reinvestment of distributions	—	17,921	100,786	45,881	25,160	31,080
Net increase (decrease) in net assets
applicable to Common shares
from capital share transactions	—	17,921	100,786	45,881	25,160	31,080
Net increase (decrease) in net assets
applicable to Common shares	(1,599,759)	3,814,591	(1,426,352)	5,710,335	(770,614)	1,705,508
Net assets applicable to Common
shares at the beginning of year	63,059,032	59,244,441	69,030,911	63,320,576	28,235,493	26,529,985
Net assets applicable to Common
shares at the end of year	$61,459,273	$63,059,032	$67,604,559	$69,030,911	$27,464,879	$28,235,493
Undistributed (Over-distribution of)
net investment income at the
end of year	$306,440	$516,876	$888,826	$914,982	$136,669	$342,155

See accompanying notes to financial statements.

64 Nuveen Investments

	Insured Massachusetts		Missouri
	Tax-Free Advantage (NGX)		Premium Income (NOM)
	Year	Year	Year	Year
	Ended	Ended	Ended	Ended
	5/31/11	5/31/10	5/31/11	5/31/10
Operations
Net investment income (loss)	$1,740,563	$2,227,100	$1,814,122	$1,926,445
Net realized gain (loss) from investments	(4,031)	(18,813)	137,346	12,118
Change in net unrealized appreciation
(depreciation) of investments	(628,384)	2,157,735	(933,927)	2,255,157
Distributions to Auction Rate
Preferred Shareholders:
From net investment income	—	(68,205)	(33,471)	(67,634)
From accumulated net realized gains	—	—	—	—
Net increase (decrease) in net assets
applicable to Common shares
from operations	1,108,148	4,297,817	984,070	4,126,086
Distributions to Common Shareholders
From net investment income	(2,061,418)	(1,982,428)	(1,806,982)	(1,571,225)
From accumulated net realized gains	—	—	—	—
Decrease in net assets applicable to
Common shares from distributions
to Common shareholders	(2,061,418)	(1,982,428)	(1,806,982)	(1,571,225)
Capital Share Transactions
Net proceeds from Common shares
issued to shareholders due to
reinvestment of distributions	17,059	24,769	70,115	58,988
Net increase (decrease) in net assets
applicable to Common shares
from capital share transactions	17,059	24,769	70,115	58,988
Net increase (decrease) in net assets
applicable to Common shares	(936,211)	2,340,158	(752,797)	2,613,849
Net assets applicable to Common
shares at the beginning of year	40,094,635	37,754,477	31,347,704	28,733,855
Net assets applicable to Common
shares at the end of year	$39,158,424	$40,094,635	$30,594,907	$31,347,704
Undistributed (Over-distribution of)
net investment income at the
end of year	$131,520	$340,463	$477,654	$440,220

See accompanying notes to financial statements.

Nuveen Investments 65

Statement of
Cash Flows
		Year Ended May 31, 2011

	Connecticut	Connecticut	Connecticut	Connecticut
	Premium	Dividend	Dividend	Dividend
	Income	Advantage	Advantage 2	Advantage 3
	(NTC)	(NFC)	(NGK)	(NGO)
Cash Flows from Operating Activities:
Net Increase (Decrease) in Net Assets Applicable to Common Shares
from Operations	$1,976,028	$761,422	$466,095	$1,544,577
Adjustments to reconcile the net increase (decrease) in net assets applicable to Common shares from operations to net cash provided by (used in)
operating activities:
Purchases of investments	(11,028,120)	(7,833,634)	(5,967,845)	(7,765,002)
Proceeds from sales and maturities of investments	10,458,000	9,513,500	6,490,950	8,992,500
Amortization (Accretion) of premiums and discounts, net	269,786	148,535	107,629	212,896
(Increase) Decrease in:
Receivable for interest	(49,553)	(66,625)	(38,431)	(41,609)
Receivable for investments sold	400,000	250,000	—	—
Other assets	(14,788)	25	13	39
Increase (Decrease) in:
Payable for Auction Rate Preferred share dividends	(1,052)	—	—	—
Payable for interest	37,789	(8)	(6)	14
Payable for investment purchased	—	43,331	—	—
Accrued management fees	(674)	1,503	1,227	5,127
Accrued other expenses	(25,392)	(1,217)	(1,099)	(5,745)
Net realized (gain) loss from investments	(109,734)	(99,244)	(39,359)	(95)
Change in net unrealized (appreciation) depreciation of investments	1,715,466	1,068,421	1,129,788	1,241,126
Taxes paid on undistributed capital gains	(19,731)	(4,503)	(716)	—
Net cash provided by (used in) operating activities	3,608,025	3,781,506	2,148,246	4,183,828
Cash Flows from Financing Activities:
(Increase) Decrease in deferred offering costs	(414,104)	113,223	100,685	148,293
Increase (Decrease) in:
Cash overdraft balance	(138,105)	(10,549)	(288,379)	(36,404)
Payable for offering costs	108,675	(46,335)	(43,912)	(47,339)
MTP shares, at liquidation value	17,780,000	—	—	—
ARPS, at liquidation value	(15,725,000)	—	—	—
Cash distributions paid to Common shareholders	(3,796,498)	(1,960,971)	(1,820,014)	(3,148,493)
Net cash provided by (used in) financing activities	(2,185,032)	(1,904,632)	(2,051,620)	(3,083,943)
Net Increase (Decrease) in Cash	1,422,993	1,876,874	96,626	1,099,885
Cash at the beginning of year	—	—	—	—
Cash at the End of Year	$1,422,993	$1,876,874	$96,626	$1,099,885
Supplemental Disclosure of Cash Flow Information
Non-cash financing activities not included herein consist of reinvestments of Common share distributions as follows:
	Connecticut	Connecticut	Connecticut	Connecticut
	Premium	Dividend	Dividend	Dividend
	Income	Advantage	Advantage 2	Advantage 3
	(NTC)	(NFC)	(NGK)	(NGO)
	$—	$26,531	$16,467	$—
Cash paid for interest (excluding amortization of offering costs) was as follows:
	Connecticut	Connecticut	Connecticut	Connecticut
	Premium	Dividend	Dividend	Dividend
	Income	Advantage	Advantage 2	Advantage 3
	(NTC)	(NFC)	(NGK)	(NGO)
	$716,856	$561,423	$467,186	$890,951

See accompanying notes to financial statements.

66 Nuveen Investments

			Insured
	Massachusetts	Massachusetts	Massachusetts	Missouri
	Premium	Dividend	Tax-Free	Premium
	Income	Advantage	Advantage	Income
	(NMT)	(NMB)	(NGX)	(NOM)
Cash Flows from Operating Activities:
Net Increase (Decrease) in Net Assets Applicable to Common Shares
from Operations	$2,375,395	$831,344	$1,108,148	$984,070
Adjustments to reconcile the net increase (decrease) in net assets applicable to Common shares from operations to net cash provided by (used in)
operating activities:
Purchases of investments	(8,651,066)	(6,639,735)	(2,534,412)	(5,579,964)
Proceeds from sales and maturities of investments	6,717,581	7,190,824	2,158,010	5,290,803
Amortization (Accretion) of premiums and discounts, net	272,570	79,272	149,642	103,468
(Increase) Decrease in:
Receivable for interest	(13,136)	(2,932)	23,465	16,514
Receivable for investments sold	(20,000)	—	(10,000)	(1,100,353)
Other assets	(15,627)	(122)	26	(6,419)
Increase (Decrease) in:
Payable for Auction Rate Preferred share dividends	(1,141)	—	—	(749)
Payable for interest	37,672	(7)	11	31,290
Payable for investment purchased	—	—	—	(1,695,344)
Accrued management fees	(409)	1,066	3,265	314
Accrued other expenses	(21,224)	(6,672)	(4,396)	(2,247)
Net realized (gain) loss from investments	(102,652)	158,330	4,031	(137,346)
Change in net unrealized (appreciation) depreciation of investments	1,273,832	356,215	628,384	933,927
Taxes paid on undistributed capital gains	(3,196)	(19,977)	(152)	—
Net cash provided by (used in) operating activities	1,848,599	1,947,606	1,526,022	(1,162,036)
Cash Flows from Financing Activities:
(Increase) Decrease in deferred offering costs	(400,775)	92,615	112,927	(532,201)
Increase (Decrease) in:
Cash overdraft balance	—	—	—	583,922
Payable for offering costs	145,192	(105,802)	(30,568)	169,198
MTP shares, at liquidation value	16,435,000	—	—	17,880,000
ARPS, at liquidation value	(14,400,000)	—	—	(16,000,000)
Cash distributions paid to Common shareholders	(3,797,562)	(1,601,249)	(2,042,199)	(1,723,271)
Net cash provided by (used in) financing activities	(2,018,145)	(1,614,436)	(1,959,840)	377,648
Net Increase (Decrease) in Cash	(169,546)	333,170	(433,818)	(784,388)
Cash at the beginning of year	250,652	249,337	691,270	784,388
Cash at the End of Year	$81,106	$582,507	$257,452	$—
Supplemental Disclosure of Cash Flow Information
Non-cash financing activities not included herein consist of reinvestments of Common share distributions as follows:
			Insured
	Massachusetts	Massachusetts	Massachusetts	Missouri
	Premium	Dividend	Tax-Free	Premium
	Income	Advantage	Advantage	Income
	(NMT)	(NMB)	(NGX)	(NOM)
	$100,786	$25,160	$17,059	$70,115
Cash paid for interest (excluding amortization of offering costs) was as follows:
			Insured
	Massachusetts	Massachusetts	Massachusetts	Missouri
	Premium	Dividend	Tax-Free	Premium
	Income	Advantage	Advantage	Income
	(NMT)	(NMB)	(NGX)	(NOM)
	$676,474	$389,544	$594,532	$188,657

See accompanying notes to financial statements.

Nuveen Investments 67

Financial
Highlights

Selected data for a Common share outstanding throughout each period:

	Investment Operations						Less Distributions
				Distributions	Distributions
				from Net	from
				Investment	Capital
				Income to	Gains to		Net
	Beginning			Auction	Auction		Investment	Capital		Ending
	Common	Net	Net	Rate	Rate		Income to	Gains to		Common
	Share	Investment	Realized/	Preferred	Preferred		Common	Common		Share	Ending
	Net Asset	Income	Unrealized	Share-	Share-		Share-	Share-		Net Asset	Market
	Value	(Loss)	Gain (Loss)	holders(a)	holders(a)	Total	holders	holders	Total	Value	Value
Connecticut Premium Income (NTC)
Year Ended 5/31:
2011	$14.56	$.67	$(.29)	$(.01)	$—	$.37	$(.71)	$—	$(.71)	$14.22	$13.18
2010	13.59	.80	.88	(.02)	— *	1.66	(.69)	— *	(.69)	14.56	13.94
2009	14.25	.84	(.66)	(.14)	(.03)	.01	(.60)	(.07)	(.67)	13.59	13.35
2008	14.39	.83	(.09)	(.22)	(.01)	.51	(.62)	(.03)	(.65)	14.25	14.08
2007	14.42	.83	.07	(.20)	(.01)	.69	(.65)	(.07)	(.72)	14.39	14.91
Connecticut Dividend Advantage (NFC)
Year Ended 5/31:
2011	14.91	.67	(.37)	—	—	.30	(.77)	—	(.77)	14.44	13.85
2010	14.08	.85	.75	(.03)	—	1.57	(.74)	—	(.74)	14.91	15.29
2009	14.69	.91	(.55)	(.15)	(.04)	.17	(.67)	(.11)	(.78)	14.08	13.75
2008	14.76	.91	.01	(.24)	(.02)	.66	(.67)	(.06)	(.73)	14.69	14.93
2007	14.75	.92	.04	(.22)	—	.74	(.73)	—	(.73)	14.76	16.37

(a)	The amounts shown are based on Common share equivalents.
(b)
Total Return Based on Market Value is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

Total Return Based on Common Share Net Asset Value is the combination of changes in Common share net asset value, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending net asset value. The actual reinvest price for the last dividend declared in the period may often be based on the Fund’s market price (and not its net asset value), and therefore may be different from the price used in the calculation. Total returns are not annualized.

68 Nuveen Investments

				Ratios/Supplemental Data
			Ratios to Average Net Assets		Ratios to Average Net Assets
			Applicable to Common Shares		Applicable to Common Shares
Total Returns			Before Reimbursement(c)		After Reimbursement(c)(d)
	Based	Ending
	on	Net
Based	Common	Assets		Net		Net
on	Share Net	Applicable		Investment		Investment	Portfolio
Market	Asset	to Common		Income		Income	Turnover
Value(b)	Value(b)	Shares (000)	Expenses(e)	(Loss)	Expenses(e)	(Loss)	Rate
(.39)%	2.63%	$76,284	2.41%	4.73%	N/A	N/A	9%
9.76	12.49	78,106	1.57	5.64	N/A	N/A	5
.32	.45	72,901	1.43	6.40	N/A	N/A	0
(1.08)	3.60	76,441	1.30	5.82	N/A	N/A	22
12.33	4.79	77,151	1.24	5.67	N/A	N/A	8
(4.38)	2.09	37,334	3.13	4.55	3.08	4.60	13
16.92	11.34	38,532	1.62	5.73	1.49	5.86	4
(2.10)	1.50	36,329	1.47	6.45	1.26	6.66	0
(4.10)	4.62	37,874	1.33	5.90	1.05	6.18	20
5.46	5.05	38,024	1.29	5.78	.94	6.14	9

(c)
Ratios do not reflect the effect of dividend payments to Auction Rate Preferred shareholders, where applicable; Net Investment Income ratios reflect income earned and expenses incurred on assets attributable to ARPS and/or MTP shares, where applicable.

(d)
After expense reimbursement from the Adviser, where applicable. Ratios do not reflect the effect of custodian fee credits earned on the Fund’s net cash on deposit with the custodian bank, where applicable. As of January 31, 2011, the Adviser is no longer reimbursing Connecticut Dividend Advantage (NFC) for any fees or expenses.

(e)
The expense ratios reflect, among other things, all interest expense and other costs related to MTP shares and/or the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund, both as described in Footnote 1 – General Information and Significant Accounting Policies, MuniFund Term Preferred Shares and Inverse Floating Rate Securities, respectively, as follows:

Connecticut Premium Income (NTC)
Year Ended 5/31:
2011	1.20%
2010	.37
2009	.11
2008	.03
2007	—

Connecticut Dividend Advantage (NFC)
Year Ended 5/31:
2011	1.80%
2010	.36
2009	.11
2008	.02
2007	—

*      Rounds to less than $.01 per share.

N/A Fund does not have a contractual reimbursement with the Adviser.

See accompanying notes to financial statements.

Nuveen Investments 69

Financial
Highlights (continued)

Selected data for a Common share outstanding throughout each period:

			Investment Operations				Less Distributions
				Distributions	Distributions
				from Net	from
				Investment	Capital
				Income to	Gains to		Net
	Beginning			Auction	Auction		Investment	Capital		Ending
	Common	Net	Net	Rate	Rate		Income to	Gains to		Common
	Share	Investment	Realized/	Preferred	Preferred		Common	Common		Share	Ending
	Net Asset	Income	Unrealized	Share-	Share-		Share-	Share-		Net Asset	Market
	Value	(Loss)	Gain (Loss)	holders(a)	holders(a)	Total	holders	holders	Total	Value	Value
Connecticut Dividend Advantage 2 (NGK)
Year Ended 5/31:
2011	$15.02	$.67	$(.47)	$—	$—	$.20	$(.79)	$—	$(.79)	$14.43	$13.96
2010	14.28	.86	.67	(.03)	—	1.50	(.76)	—	(.76)	15.02	16.20
2009	14.76	.91	(.43)	(.14)	(.04)	.30	(.66)	(.12)	(.78)	14.28	14.30
2008	14.85	.91	(.01)	(.23)	(.02)	.65	(.67)	(.07)	(.74)	14.76	15.00
2007	14.86	.91	.08	(.22)	(.01)	.76	(.73)	(.04)	(.77)	14.85	16.38
Connecticut Dividend Advantage 3 (NGO)
Year Ended 5/31:
2011	14.44	.64	(.29)	—	—	.35	(.72)	—	(.72)	14.07	12.89
2010	13.57	.77	.80	(.02)	—	1.55	(.68)	—	(.68)	14.44	14.06
2009	14.08	.84	(.58)	(.17)	—	.09	(.60)	—	(.60)	13.57	13.04
2008	14.30	.87	(.23)	(.25)	—	.39	(.61)	—	(.61)	14.08	13.63
2007	14.18	.86	.13	(.23)	—	.76	(.64)	—	(.64)	14.30	14.70

(a)	The amounts shown are based on Common share equivalents.
(b)
Total Return Based on Market Value is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

Total Return Based on Common Share Net Asset Value is the combination of changes in Common share net asset value, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending net asset value. The actual reinvest price for the last dividend declared in the period may often be based on the Fund’s market price (and not its net asset value), and therefore may be different from the price used in the calculation. Total returns are not annualized.

70 Nuveen Investments

				Ratios/Supplemental Data
			Ratios to Average Net Assets		Ratios to Average Net Assets
			Applicable to Common Shares		Applicable to Common Shares
Total Returns			Before Reimbursement(c)		After Reimbursement(c)(d)
	Based	Ending
	on	Net
Based	Common	Assets		Net		Net
on	Share Net	Applicable		Investment		Investment	Portfolio
Market	Asset	to Common		Income		Income	Turnover
Value(b)	Value(b)	Shares (000)	Expenses(e)	(Loss)	Expenses(e)	(Loss)	Rate
(8.96)%	1.41%	$33,478	2.98%	4.44%	2.83%	4.58%	11%
19.15	10.69	34,833	1.61	5.64	1.40	5.86	3
1.40	2.52	33,092	1.48	6.31	1.19	6.60	0
(3.63)	4.54	34,188	1.36	5.79	1.00	6.15	23
3.58	5.13	34,366	1.31	5.60	.87	6.04	12
(3.29)	2.52	61,459	2.91	4.47	2.87	4.52	8
13.26	11.66	63,059	1.78	5.28	1.61	5.45	3
.53	.89	59,244	1.43	6.12	1.14	6.41	0
(3.07)	2.79	61,476	1.29	5.70	.88	6.11	24
9.15	5.42	62,325	1.26	5.44	.78	5.92	15

(c)
Ratios do not reflect the effect of dividend payments to Auction Rate Preferred shareholders, where applicable; Net Investment Income ratios reflect income earned and expenses incurred on assets attributable to ARPS and/or MTP shares, where applicable.

(d)
After expense reimbursement from the Adviser, where applicable. Ratios do not reflect the effect of custodian fee credits earned on the Fund’s net cash on deposit with the custodian bank, where applicable. As of September 30, 2010, the Adviser is no longer reimbursing Connecticut Dividend Advantage 3 (NGO) for any fees or expenses.

(e)
The expense ratios reflect, among other things, all interest expense and other costs related to MTP shares and/or the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund, both as described in Footnote 1 – General Information and Significant Accounting Policies, MuniFund Term Preferred Shares and Inverse Floating Rate Securities, respectively, as follows:

Connecticut Dividend Advantage 2 (NGK)
Year Ended 5/31:
2011	1.67%
2010	.34
2009	.11
2008	.03
2007	—

Connecticut Dividend Advantage 3 (NGO)
Year Ended 5/31:
2011	1.69%
2010	.57
2009	.11
2008	.02
2007	—

See accompanying notes to financial statements.

Nuveen Investments 71

Financial
Highlights (continued)

Selected data for a Common share outstanding throughout each period:

			Investment Operations				Less Distributions
				Distributions	Distributions
				from Net	from
				Investment	Capital
				Income to	Gains to		Net
	Beginning			Auction	Auction		Investment	Capital		Ending
	Common	Net	Net	Rate	Rate		Income to	Gains to		Common
	Share	Investment	Realized/	Preferred	Preferred		Common	Common		Share	Ending
	Net Asset	Income	Unrealized	Share-	Share-		Share-	Share-		Net Asset	Market
	Value	(Loss)	Gain (Loss)	holders(a)	holders(a)	Total	holders	holders	Total	Value	Value
Massachusetts Premium Income (NMT)
Year Ended 5/31:
2011	$14.48	$.75	$(.24)	$(.01)	$—	$.50	$(.78)	$(.04)	$(.82)	$14.16	$13.59
2010	13.29	.87	1.12	(.03)	—	1.96	(.77)	—	(.77)	14.48	14.93
2009	14.22	.91	(.98)	(.15)	(.02)	(.24)	(.65)	(.04)	(.69)	13.29	13.28
2008	14.56	.88	(.32)	(.25)	(.01)	.30	(.62)	(.02)	(.64)	14.22	13.61
2007	14.45	.88	.13	(.23)	— *	.78	(.67)	— *	(.67)	14.56	14.33
Massachusetts Dividend Advantage (NMB)
Year Ended 5/31:
2011	14.38	.68	(.26)	—	—	.42	(.83)	—	(.83)	13.97	13.53
2010	13.52	.89	.80	(.02)	(.01)	1.66	(.77)	(.03)	(.80)	14.38	14.10
2009	14.36	.95	(.93)	(.17)	—	(.15)	(.69)	—	(.69)	13.52	13.83
2008	14.84	.94	(.45)	(.26)	(.01)	.22	(.68)	(.02)	(.70)	14.36	14.61
2007	14.83	.93	.08	(.25)	—	.76	(.75)	—	(.75)	14.84	16.28

(a)	The amounts shown are based on Common share equivalents.
(b)
Total Return Based on Market Value is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

Total Return Based on Common Share Net Asset Value is the combination of changes in Common share net asset value, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending net asset value. The actual reinvest price for the last dividend declared in the period may often be based on the Fund’s market price (and not its net asset value), and therefore may be different from the price used in the calculation. Total returns are not annualized.

72 Nuveen Investments

				Ratios/Supplemental Data
			Ratios to Average Net Assets		Ratios to Average Net Assets
			Applicable to Common Shares		Applicable to Common Shares
Total Returns			Before Reimbursement(c)		After Reimbursement(c)(d)
	Based	Ending
	on	Net
Based	Common	Assets		Net		Net
on	Share Net	Applicable		Investment		Investment	Portfolio
Market	Asset	to Common		Income		Income	Turnover
Value(b)	Value(b)	Shares (000)	Expenses(e)	(Loss)	Expenses(e)	(Loss)	Rate
(3.48)%	3.58%	$67,605	2.51%	5.30%	N/A	N/A	6%
18.77	15.03	69,031	1.60	6.21	N/A	N/A	3
3.54	(1.36)	63,321	1.43	7.01	N/A	N/A	1
(.48)	2.08	67,720	1.26	6.09	N/A	N/A	14
4.60	5.47	69,323	1.24	5.97	N/A	N/A	9
1.87	3.05	27,465	3.08	4.83	3.03	4.88	16
7.90	12.50	28,235	1.67	6.16	1.54	6.29	11
(.04)	(.70)	26,530	1.54	7.09	1.33	7.30	1
(5.73)	1.55	28,135	1.32	6.11	1.05	6.39	15
10.04	5.14	29,072	1.33	5.84	.97	6.19	9

(c)
Ratios do not reflect the effect of dividend payments to Auction Rate Preferred shareholders, where applicable; Net Investment Income ratios reflect income earned and expenses incurred on assets attributable to ARPS and/or MTP shares, where applicable.

(d)
After expense reimbursement from the Adviser, where applicable. Ratios do not reflect the effect of custodian fee credits earned on the Fund’s net cash on deposit with the custodian bank, where applicable. As of January 31, 2011, the Adviser is no longer reimbursing Massachusetts Dividend Advantage (NMB) for any fees or expenses.

(e)
The expense ratios reflect, among other things, all interest expense and other costs related to MTP shares and/or the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund, both as described in Footnote 1 – General Information and Significant Accounting Policies, MuniFund Term Preferred Shares and Inverse Floating Rate Securities, respectively, as follows:

Massachusetts Premium Income (NMT)
Year Ended 5/31:
2011	1.28%
2010	.37
2009	.09
2008	—
2007	—

Massachusetts Dividend Advantage (NMB)
Year Ended 5/31:
2011	1.75%
2010	.35
2009	.10
2008	—
2007	—

*	Rounds to less than $.01 per share.
N/A	Fund does not have a contractual reimbursement with the Adviser.

See accompanying notes to financial statements.

Nuveen Investments 73

Financial
Highlights (continued)

Selected data for a Common share outstanding throughout each period:

			Investment Operations					Less Distributions
				Distributions	Distributions
				from Net	from
				Investment	Capital
				Income to	Gains to			Net
	Beginning			Auction	Auction			Investment	Capital			Ending
	Common	Net	Net	Rate	Rate			Income to	Gains to			Common
	Share	Investment	Realized/	Preferred	Preferred			Common	Common			Share	Ending
	Net Asset	Income	Unrealized	Share-	Share-			Share-	Share-			Net Asset	Market
	Value	(Loss)	Gain (Loss)	holders(a)	holders(a)		Total	holders	holders		Total	Value	Value
Insured Massachusetts Tax-Free Advantage (NGX)
Year Ended 5/31:
2011	$14.71	$.64	$(.23)	$—	$—		$.41	$(.76)	$—		$(.76)	$14.36	$13.62
2010	13.86	.82	.79	(.03)	—		1.58	(.73)	—		(.73)	14.71	15.79
2009	14.28	.91	(.50)	(.17)	—		.24	(.66)	—		(.66)	13.86	13.15
2008	14.50	.90	(.21)	(.26)	—		.43	(.65)	—		(.65)	14.28	14.14
2007	14.39	.90	.08	(.25)	—		.73	(.62)	—		(.62)	14.50	14.45
Missouri Premium Income (NOM)
Year Ended 5/31:
2011	13.55	.78	(.35)	(.01)	—		.42	(.78)	—		(.78)	13.19	13.88
2010	12.44	.83	.99	(.03)	—		1.79	(.68)	—		(.68)	13.55	16.50
2009	13.52	.85	(1.12)	(.16)	—		(.43)	(.65)	—		(.65)	12.44	12.90
2008	14.27	.89	(.62)	(.20)		(.04)	.03	(.65)	(.13)		(.78)	13.52	14.76
2007	14.40	.90	(.08)	(.23)	—	*	.59	(.72)	—	*	(.72)	14.27	16.56

(a)	The amounts shown are based on Common share equivalents.
(b)
Total Return Based on Market Value is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

Total Return Based on Common Share Net Asset Value is the combination of changes in Common share net asset value, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending net asset value. The actual reinvest price for the last dividend declared in the period may often be based on the Fund’s market price (and not its net asset value), and therefore may be different from the price used in the calculation. Total returns are not annualized.

74 Nuveen Investments

				Ratios/Supplemental Data
			Ratios to Average Net Assets		Ratios to Average Net Assets
			Applicable to Common Shares		Applicable to Common Shares
Total Returns			Before Reimbursement(c)		After Reimbursement(c)(d)
	Based	Ending
	on	Net
Based	Common	Assets		Net		Net
on	Share Net	Applicable		Investment		Investment	Portfolio
Market	Asset	to Common		Income		Income	Turnover
Value(b)	Value(b)	Shares (000)	Expenses(e)	(Loss)	Expenses(e)	(Loss)	Rate
(9.04)%	2.89%	$39,158	3.07%	4.38%	3.01%	4.44%	4%
26.19	11.61	40,095	1.86	5.50	1.67	5.69	1
(2.11)	2.00	37,754	1.47	6.47	1.16	6.78	0
2.49	3.04	38,873	1.29	5.82	.85	6.25	13
12.49	5.12	39,458	1.28	5.67	.79	6.15	6
(11.29)	3.22	30,595	2.30	5.90	N/A	N/A	11
34.31	14.69	31,348	1.37	6.37	N/A	N/A	7
(7.83)	(2.92)	28,734	1.55	6.96	N/A	N/A	2
(5.74)	.26	31,170	1.52	6.43	N/A	N/A	5
5.98	4.17	32,826	1.39	6.15	N/A	N/A	16

(c)
Ratios do not reflect the effect of dividend payments to Auction Rate Preferred shareholders, where applicable; Net Investment Income ratios reflect income earned and expenses incurred on assets attributable to ARPS and/or MTP shares, where applicable.

(d)
After expense reimbursement from the Adviser, where applicable. Ratios do not reflect the effect of custodian fee credits earned on the Fund’s net cash on deposit with the custodian bank, where applicable. As of November 30, 2010, the Adviser is no longer reimbursing Insured Massachusetts Tax-Free Advantage (NGX) for any fees or expenses.

(e)
The expense ratios reflect, among other things, all interest expense and other costs related to MTP shares and/or the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund, both as described in Footnote 1 – General Information and Significant Accounting Policies, MuniFund Term Preferred Shares and Inverse Floating Rate Securities, respectively, as follows:

Insured Massachusetts Tax-Free Advantage (NGX)
Year Ended 5/31:
2011	1.81%
2010	.57
2009	.09
2008	—
2007	—

Missouri Premium Income (NOM)
Year Ended 5/31:
2011	.93%
2010	.03
2009	.13
2008	.21
2007	.09

*                 Rounds to less than $.01 per share.

N/A             Fund does not have a contractual reimbursement with the Adviser.

See accompanying notes to financial statements.

Nuveen Investments 75

Financial
Highlights (continued)

							ARPS and
							MTP Shares
	ARPS at End of Period			MTP Shares at End of Period (a)			at End of Period
	Aggregate			Aggregate			Asset Coverage
	Amount	Liquidation	Asset	Amount	Liquidation	Asset	Per $1
	Outstanding	Value	Coverage	Outstanding	Value	Coverage	Liquidation
	(000)	Per Share	Per Share	(000)	Per Share	Per Share	Preference
Connecticut Premium Income (NTC)
Year Ended 5/31:
2011	$—	$—	$—	$36,080	$10.00	$31.14	$—
2010	15,725	25,000	82,389	18,300	10.00	32.96	3.30
2009	34,975	25,000	77,110	—	—	—	—
2008	38,300	25,000	74,896	—	—	—	—
2007	38,300	25,000	75,360	—	—	—	—
Connecticut Dividend Advantage (NFC)
Year Ended 5/31:
2011	—	—	—	20,470	10.00	28.24	—
2010	—	—	—	20,470	10.00	28.82	—
2009	18,000	25,000	75,457	—	—	—	—
2008	19,500	25,000	73,556	—	—	—	—
2007	19,500	25,000	73,749	—	—	—	—
Connecticut Dividend Advantage 2 (NGK)
Year Ended 5/31:
2011	—	—	—	16,950	10.00	29.75	—
2010	—	—	—	16,950	10.00	30.55	—
2009	16,125	25,000	76,305	—	—	—	—
2008	17,500	25,000	73,840	—	—	—	—
2007	17,500	25,000	74,094	—	—	—	—

(a)	The Ending and Average Market Value Per Share for each Series of the Fund’s MTP Shares were as follows:

		Ending	Average			Ending	Average
		Market Value	Market Value			Market Value	Market Value
	Series	Per Share	Per Share		Series	Per Share	Per Share
Connecticut Premium Income (NTC)
Year Ended 5/31:
2011	2015	$10.07	$10.04		2016	$10.00	$ 9.88	^^^
2010	2015	10.00	10.02	^	—	—	—
2009	—	—	—		—	—	—
2008	—	—	—		—	—	—
2007	—	—	—		—	—	—
Connecticut Dividend Advantage (NFC)
Year Ended 5/31:
2011	2015	13.85	14.24		—	—	—
2010	2015	9.98	9.95	^^	—	—	—
2009	—	—	—		—	—	—
2008	—	—	—		—	—	—
2007	—	—	—		—	—	—
Connecticut Dividend Advantage 2 (NGK)
Year Ended 5/31:
2011	2015	13.96	14.62		—	—	—
2010	2015	9.97	9.96	^^	—	—	—
2009	—	—	—		—	—	—
2008	—	—	—		—	—	—
2007	—	—	—		—	—	—

^	For the period January 19, 2010 (first issuance date of shares) through May 31, 2010.
^^	For the period March 31, 2010 (first issuance date of shares) through May 31, 2010.
^^^	For the period December 15, 2010 (first issuance date of shares) through May 31, 2011.

76 Nuveen Investments

							ARPS and
							MTP Shares
	ARPS at End of Period			MTP Shares at End of Period (b)			at End of Period
	Aggregate			Aggregate			Asset Coverage
	Amount	Liquidation	Asset	Amount	Liquidation	Asset	Per $1
	Outstanding	Value	Coverage	Outstanding	Value	Coverage	Liquidation
	(000)	Per Share	Per Share	(000)	Per Share	Per Share	Preference
Connecticut Dividend Advantage 3 (NGO)
Year Ended 5/31:
2011	$—	$—	$—	$32,000	$10.00	$29.21	$—
2010	—	—	—	32,000	10.00	29.71	—
2009	30,025	25,000	74,329	—	—	—	—
2008	32,000	25,000	73,028	—	—	—	—
2007	32,000	25,000	73,691	—	—	—	—
Massachusetts Premium Income (NMT)
Year Ended 5/31:
2011	—	—	—	36,645	10.00	28.45	—
2010	14,400	25,000	74,863	20,210	10.00	29.95	2.99
2009	34,000	25,000	71,559	—	—	—	—
2008	34,000	25,000	74,794	—	—	—	—
2007	34,000	25,000	75,973	—	—	—	—
Massachusetts Dividend Advantage (NMB)
Year Ended 5/31:
2011	—	—	—	14,725	10.00	28.65	—
2010	—	—	—	14,725	10.00	29.18	—
2009	14,250	25,000	71,544	—	—	—	—
2008	15,000	25,000	71,892	—	—	—
2007	15,000	25,000	73,453	—	—	—	—

(b)	The Ending and Average Market Value Per Share for each Series of the Fund’s MTP Shares were as follows:

		Ending	Average			Ending	Average
		Market Value	Market Value			Market Value	Market Value
	Series	Per Share	Per Share		Series	Per Share	Per Share
Connecticut Dividend Advantage 3 (NGO)
Year Ended 5/31:
2011	2015	$12.89	$13.47		—	$—	$—
2010	2015	10.00	9.99	Ω	—	—	—
2009	—	—	—		—	—	—
2008	—	—	—		—	—	—
2007	—	—	—		—	—	—
Massachusetts Premium Income (NMT)
Year Ended 5/31:
2011	2015	10.02	10.02		2016	10.00	9.97	ΩΩΩΩ
2010	2015	10.00	10.00	ΩΩ	—	—	—
2009	—	—	—		—	—	—
2008	—	—	—		—	—	—
2007	—	—	—		—	—	—
Massachusetts Dividend Advantage (NMB)
Year Ended 5/31:
2011	2015	13.53	14.03		—	—	—
2010	2015	9.98	9.95	ΩΩΩ	—	—	—
2009	—	—	—		—	—	—
2008	—	—	—		—	—	—
2007	—	—	—		—	—	—

Ω	For the period February 10, 2010 (first issuance date of shares) through May 31, 2010.
ΩΩ	For the period January 21, 2010 (first issuance date of shares) through May 31, 2010.
ΩΩΩ	For the period March 23, 2010 (first issuance date of shares) through May 31, 2010.
ΩΩΩΩ	For the period January 20, 2011 (first issuance date of shares) through May 31, 2011.

See accompanying notes to financial statements.

Nuveen Investments 77

Financial
Highlights (continued)

							ARPS and
							MTP Shares
	ARPS at End of Period			MTP Shares at End of Period (a)			at End of Period
	Aggregate			Aggregate			Asset Coverage
	Amount	Liquidation	Asset	Amount	Liquidation	Asset	Per $1
	Outstanding	Value	Coverage	Outstanding	Value	Coverage	Liquidation
	(000)	Per Share	Per Share	(000)	Per Share	Per Share	Preference
Insured Massachusetts Tax-Free Advantage (NGX)
Year Ended 5/31:
2011	$—	$—	$—	$22,075	$10.00	$27.74	$—
2010	—	—	—	22,075	10.00	28.16	—
2009	20,500	25,000	71,042	—	—	—	—
2008	20,500	25,000	72,407	—	—	—	—
2007	20,500	25,000	73,120	—	—	—	—
Missouri Premium Income (NOM)
Year Ended 5/31:
2011	—	—	—	17,880	10.00	27.11	—
2010	16,000	25,000	73,981	—	—	—	—
2009	16,000	25,000	69,897	—	—	—	—
2008	16,000	25,000	73,703	—	—	—	—
2007	16,000	25,000	76,291	—	—	—	—

(a)	The Ending and Average Market Value Per Share for each Series of the Fund’s MTP Shares were as follows:

		Ending	Average			Ending	Average
		Market Value	Market Value			Market Value	Market Value
	Series	Per Share	Per Share		Series	Per Share	Per Share
Insured Massachusetts Tax-Free Advantage (NGX)
Year Ended 5/31:
2011	2015	$13.62	$14.48		—	$—	$—
2010	2015	10.00	9.98	^	—	—	—
2009	—	—	—		—	—	—
2008	—	—	—		—	—	—
2007	—	—	—		—	—	—
Missouri Premium Income (NOM)
Year Ended 5/31:
2011	2015	13.88	15.41	^^	—	—	—
2010	—	—	—		—	—	—
2009	—	—	—		—	—	—
2008	—	—	—		—	—	—
2007	—	—	—		—	—	—

^	For the period February 9, 2010 (first issuance date of shares) through May 31, 2010.
^^	For the period November 9, 2010 (first issuance date of shares) through May 31, 2011.

See accompanying notes to financial statements.

78 Nuveen Investments

Notes to
Financial Statements

1. General Information and Significant Accounting Policies

General Information

The state funds covered in this report and their corresponding Common share stock exchange symbols are Nuveen Connecticut Premium Income Municipal Fund (NTC), Nuveen Connecticut Dividend Advantage Municipal Fund (NFC), Nuveen Connecticut Dividend Advantage Municipal Fund 2 (NGK), Nuveen Connecticut Dividend Advantage Municipal Fund 3 (NGO), Nuveen Massachusetts Premium Income Municipal Fund (NMT), Nuveen Massachusetts Dividend Advantage Municipal Fund (NMB), Nuveen Insured Massachusetts Tax-Free Advantage Municipal Fund (NGX) and Nuveen Missouri Premium Income Municipal Fund (NOM) (each a “Fund” and collectively, the “Funds”). Common shares of Connecticut Premium Income (NTC) and Massachusetts Premium Income (NMT) are traded on the New York Stock Exchange (“NYSE”) while Common shares of Connecticut Dividend Advantage (NFC), Connecticut Dividend Advantage 2 (NGK), Connecticut Dividend Advantage 3 (NGO), Massachusetts Dividend Advantage (NMB), Insured Massachusetts Tax-Free Advantage (NGX) and Missouri Premium Income (NOM) are traded on the NYSE Amex. The Funds are registered under the Investment Company Act of 1940, as amended, as closed-end, registered investment companies.

Effective January 1, 2011, the Funds’ adviser, Nuveen Asset Management, a wholly-owned subsidiary of Nuveen Investments, Inc. (“Nuveen”), changed its name to Nuveen Fund Advisors, Inc. (the “Adviser”). Concurrently, the Adviser formed a wholly-owned subsidiary, Nuveen Asset Management, LLC (the “Sub-Adviser”), to house its portfolio management capabilities and to serve as the Funds’ sub-adviser, and the Funds’ portfolio managers became employees of the Sub-Adviser. This allocation of responsibilities between the Adviser and the Sub-Adviser affects each of the Funds. The Adviser will compensate the Sub-Adviser for the portfolio management services it provides to the Funds from each Fund’s management fee.

Each Fund seeks to provide current income exempt from both regular federal and designated state income taxes, and in the case of Insured Massachusetts Tax-Free Advantage (NGX) the alternative minimum tax applicable to individuals, by investing primarily in a portfolio of municipal obligations issued by state and local government authorities within a single state or certain U.S. territories.

Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with U.S. generally accepted accounting principles (“U.S. GAAP”).

Investment Valuation

Prices of municipal bonds are provided by a pricing service approved by the Funds’ Board of Trustees. These securities are generally classified as Level 2 for fair value measurement purposes. When price quotes are not readily available (which is usually the case for municipal bonds) the pricing service establishes a security’s fair value using methods that may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. In pricing certain securities, particularly less liquid and lower quality securities, the pricing service may consider information about a security, its issuer, or market activity provided by Adviser. These securities are generally classified as Level 2 or Level 3 depending on the priority of the significant inputs.

Certain securities may not be able to be priced by the pre-established pricing methods as described above. Such securities may be valued by the Funds’ Board of Trustees or its designee at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; debt securities that have gone into default and for which there is no current market quotation; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of a Fund’s net asset value (as may be the case in non-U.S. markets on which the security is primarily traded) or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, is not deemed to reflect the security’s fair value. As a general principle, the fair value of a security would appear to be the amount that the owner might reasonably expect to receive for it in a current sale. A variety of factors may be considered in determining the fair value of such securities, which may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2 or Level 3 depending on the priority of the significant inputs. Regardless of the method employed to value a particular security, all valuations are subject to review by the Funds’ Board of Trustees or its designee.

Nuveen Investments 79

Notes to
Financial Statements (continued)

Refer to Footnote 2 – Fair Value Measurements for further details on the leveling of securities held by the Funds as of the end of the reporting period.

Investment Transactions

Investment transactions are recorded on a trade date basis. Realized gains and losses from transactions are determined on the specific identification method, which is the same basis used for federal income tax purposes. Investments purchased on a when-issued/delayed delivery basis may have extended settlement periods. Any investments so purchased are subject to market fluctuation during this period. The Funds have instructed the custodian to segregate assets with a current value at least equal to the amount of the when-issued/delayed delivery purchase commitments. At May 31, 2011, Missouri Premium Income (NOM) had outstanding when-issued/delayed delivery purchase commitments of $291,936. There were no such outstanding purchase commitments in any of the other Funds.

Investment Income

Investment income, which reflects the amortization of premiums and includes accretion of discounts for financial reporting purposes, is recorded on an accrual basis. Investment income also reflects paydown gains and losses, if any.

Income Taxes

Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to distribute substantially all of its net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required. Furthermore, each Fund intends to satisfy conditions that will enable interest from municipal securities, which is exempt from regular federal and designated state income taxes, and in the case of Insured Massachusetts Tax-Free Advantage (NGX) the alternative minimum tax applicable to individuals, to retain such tax-exempt status when distributed to shareholders of the Funds. Net realized capital gains and ordinary income distributions paid by the Funds are subject to federal taxation.

For all open tax years and all major taxing jurisdictions, management of the Funds has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Funds is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Dividends and Distributions to Common Shareholders

Dividends from net investment income are declared monthly. Net realized capital gains and/or market discount from investment transactions, if any, are distributed to shareholders at least annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to Common shareholders of net investment income, net realized capital gains and/or market discount, if any, are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

Auction Rate Preferred Shares

Each Fund is authorized to issue Auction Rate Preferred Shares (“ARPS”). During the fiscal year ended May 31, 2011, the Funds had outstanding ARPS, $25,000 stated value per share, which approximates market value, as a means of effecting financial leverage. Each Fund’s ARPS were issued in one or more Series. The dividend rate paid by the Funds on each Series was determined every seven days, pursuant to a dutch auction process overseen by the auction agent, and was payable at the end of each rate period.

Beginning in February 2008, more shares for sale were submitted in the regularly scheduled auctions for the ARPS issued by the Funds than there were offers to buy. This meant that these auctions “failed to clear,’’ and that many ARPS shareholders who wanted to sell their shares in these auctions were unable to do so. ARPS shareholders unable to sell their shares received distributions at the “maximum rate’’ applicable to failed auctions as calculated in accordance with the pre-established terms of the ARPS. As of May 31, 2011, each Fund redeemed all of their outstanding ARPS, at liquidation value, as follows:

	Connecticut	Connecticut	Connecticut	Connecticut
	Premium	Dividend	Dividend	Dividend
	Income	Advantage	Advantage 2	Advantage 3
	(NTC)	(NFC)	(NGK)	(NGO)
ARPS redeemed, at liquidation value	$38,300,000	$19,500,000	$17,500,000	$32,000,000

80 Nuveen Investments

Insured
	Massachusetts	Massachusetts	Massachusetts	Missouri
	Premium	Dividend	Tax-Free	Premium
	Income	Advantage	Advantage	Income
	(NMT)	(NMB)	(NGX)	(NOM)
ARPS redeemed, at liquidation value	$34,000,000	$15,000,000	$20,500,000	$16,000,000

During the current reporting period, Nuveen Investments, LLC, known as Nuveen Securities, LLC, effective April 30, 2011, (“Nuveen Securities”) entered into a settlement with the Financial Industry Regulatory Authority (“FINRA”) with respect to certain allegations regarding Nuveen-sponsored closed-end fund ARPS marketing brochures. As part of this settlement, Nuveen Securities neither admitted to nor denied FINRA’s allegations. Nuveen Securities is the broker-dealer subsidiary of Nuveen.

The settlement with FINRA concludes an investigation that followed the widespread failure of auctions for ARPS and other auction rate securities, which generally began in mid-February 2008. In the settlement, FINRA alleged that certain marketing materials provided by Nuveen Securities were false and misleading. Nuveen Securities agreed to a censure and the payment of a $3 million fine.

MuniFund Term Preferred Shares

The Funds have issued and outstanding MuniFund Term Preferred (“MTP”) Shares, with a $10 stated value per share. Proceeds from the issuance of MTP Shares, net of offering expenses, were used to redeem all, or a portion of, each Fund’s outstanding ARPS. Each Fund’s MTP Shares may be issued in more than one Series. Dividends, which are recognized as interest expense for financial reporting purposes, are paid monthly at a fixed annual rate, subject to adjustments in certain circumstances. The MTP Shares trade on the NYSE. As of May 31, 2011, the number of MTP Shares outstanding, annual interest rate and NYSE “ticker” symbol for each Fund’s series of MTP Shares are as follows:

	Connecticut Premium Income (NTC)			Connecticut Dividend Advantage (NFC)
		Annual			Annual
	Shares	Interest	NYSE	Shares	Interest	NYSE
	Outstanding	Rate	Ticker	Outstanding	Rate	Ticker
Series
2015	1,830,000	2.65%	NTC Pr C	2,047,000	2.60%	NFC Pr C
2016	1,778,000	2.55	NTC Pr D	—	—	—

	Connecticut Dividend Advantage 2 (NGK)			Connecticut Dividend Advantage 3 (NGO)
		Annual			Annual
	Shares	Interest	NYSE	Shares	Interest	NYSE
	Outstanding	Rate	Ticker	Outstanding	Rate	Ticker
Series 2015	1,695,000	2.60%	NGK Pr C	3,200,000	2.65%	NGO Pr C

	Massachusetts Premium Income (NMT)			Massachusetts Dividend Advantage (NMB)
		Annual			Annual
	Shares	Interest	NYSE	Shares	Interest	NYSE
	Outstanding	Rate	Ticker	Outstanding	Rate	Ticker
Series
2015	2,021,000	2.65%	NMT Pr C	1,472,500	2.60%	NMB Pr C
2016	1,643,500	2.75	NMT Pr D	—	—	—

	Insured Massachusetts Tax-Free Advantage (NGX)			Missouri Premium Income (NOM)
		Annual			Annual
	Shares	Interest	NYSE	Shares	Interest	NYSE
	Outstanding	Rate	Ticker	Outstanding	Rate	Ticker
Series 2015	2,207,500	2.65%	NGX Pr C	1,788,000	2.10%	NOM Pr C

Nuveen Investments 81

Notes to
Financial Statements (continued)

Each Fund is obligated to redeem its MTP Shares by the date as specified in its offering document (“Term Redemption Date”), unless earlier redeemed or repurchased by the Fund. MTP Shares are subject to optional and mandatory redemption in certain circumstances. MTP Shares will be subject to redemption at the option of each Fund (“Optional Redemption Date”), subject to a payment of premium for one year following the Optional Redemption Date (“Premium Expiration Date”), and at par thereafter. MTP Shares also will be subject to redemption, at the option of each Fund, at par in the event of certain changes in the credit rating of the MTP Shares. Each Fund may be obligated to redeem certain of the MTP Shares if the Fund fails to maintain certain asset coverage and leverage ratio requirements and such failures are not cured by the applicable cure date. The redemption price per share is equal to the sum of the liquidation value per share plus any accumulated but unpaid dividends. The Term Redemption Date, Optional Redemption Date and Premium Expiration Date for each Fund’s series of MTP Shares are as follows:

	Connecticut	Connecticut	Connecticut	Connecticut	Connecticut
	Premium	Premium	Dividend	Dividend	Dividend
	Income	Income	Advantage	Advantage 2	Advantage 3
	(NTC)	(NTC)	(NFC)	(NGK)	(NGO)
	Series 2015	Series 2016	Series 2015	Series 2015	Series 2015
Term Redemption Date	February 1, 2015	January 1, 2016	April 1, 2015	April 1, 2015	March 1, 2015
Optional Redemption Date	February 1, 2011	January 1, 2012	April 1, 2011	April 1, 2011	March 1, 2011
Premium Expiration Date	January 31, 2012	December 31, 2012	March 31, 2012	March 31, 2012	February 29, 2012

Insured
	Massachusetts	Massachusetts	Massachusetts	Massachusetts	Missouri
	Premium	Premium	Dividend	Tax-Free	Premium
	Income	Income	Advantage	Advantage	Income
	(NMT)	(NMT)	(NMB)	(NGX)	(NOM)
	Series 2015	Series 2016	Series 2015	Series 2015	Series 2015
Term Redemption Date	February 1, 2015	February 1, 2016	April 1, 2015	March 1, 2015	December 1, 2015
Optional Redemption Date	February 1, 2011	February 1, 2012	April 1, 2011	March 1, 2011	December 1, 2011
Premium Expiration Date	January 31, 2012	January 31, 2013	March 31, 2012	February 29, 2012	November 30, 2012

The average liquidation value of all MTP Shares outstanding for each Fund during the fiscal year ended May 31, 2011, was as follows:
	Connecticut	Connecticut	Connecticut	Connecticut
	Premium	Dividend	Dividend	Dividend
	Income	Advantage	Advantage 2	Advantage 3
	(NTC)	(NFC)	(NGK)	(NGO)
Average liquidation value of MTP Shares outstanding	$26,450,773	$20,470,000	$16,950,000	$32,000,000

Insured
	Massachusetts	Massachusetts	Massachusetts	Missouri
	Premium	Dividend	Tax-Free	Premium
	Income	Advantage	Advantage	Income
	(NMT)	(NMB)	(NGX)	(NOM)	*
Average liquidation value of MTP Shares outstanding	$26,096,082	$14,725,000	$22,075,000	$17,816,275
* For the period November 9, 2010 (first issuance date of shares) through May 31, 2011.

For financial reporting purposes only, the liquidation value of MTP Shares is recorded as a liability on the Statement of Assets and Liabilities. Unpaid dividends on MTP Shares are recognized as a component of “Interest payable” on the Statement of Assets and Liabilities. Dividends paid on MTP Shares are recognized as a component of “Interest expense and amortization of offering costs” on the Statement of Operations.

Net amounts earned by Nuveen as underwriter of each Fund’s MTP Share offering were recorded as reductions of offering costs recognized by the Funds. For the fiscal year ended May 31, 2011, the net amounts earned by Nuveen for each Fund were as follows:

	Connecticut	Connecticut	Connecticut	Connecticut
	Premium	Dividend	Dividend	Dividend
	Income	Advantage	Advantage 2	Advantage 3
	(NTC)	(NFC)	(NGK)	(NGO)
Net amounts earned by Nuveen	$—	$—	$—	$—

Insured
	Massachusetts	Massachusetts	Massachusetts	Missouri
	Premium	Dividend	Tax-Free	Premium
	Income	Advantage	Advantage	Income
	(NMT)	(NMB)	(NGX)	(NOM)
Net amounts earned by Nuveen	$—	$—	$—	$1,131

82 Nuveen Investments

Insurance

Since 2007, the financial status of most major municipal bond insurers has deteriorated substantially, and some insurers have gone out of business, rendering worthless the insurance policies they had written. Under normal circumstances, Insured Massachusetts Tax-Free Advantage (NGX) invests at least 80% of its managed assets (as defined in Footnote 7 – Management Fees and Other Transactions with Affiliates) in municipal securities that are covered by insurance guaranteeing the timely payment of principal and interest. In addition, the municipal securities in which Insured Massachusetts Tax-Free Advantage (NGX) invests will be investment grade at the time of purchase (including (i) bonds insured by investment grade insurers or are rated investment grade; (ii) unrated bonds that are judged to be investment grade by the Adviser; and (iii) escrowed bonds). Ratings below BBB by one or more national rating agencies are considered to be below investment grade.

Each insured municipal security is covered by Original Issue Insurance, Secondary Market Insurance or Portfolio Insurance. Assuming that the insurer remains creditworthy, the insurance feature of a municipal security guarantees the full payment of principal and interest when due through the life of an insured obligation. Such insurance does not guarantee the market value of the insured obligation or the value of the Fund’s Common shares. Original Issue Insurance and Secondary Market Insurance remain in effect as long as the municipal securities covered thereby remain outstanding and the insurer remains in business, regardless of whether the Fund ultimately disposes of such municipal securities. Consequently, the market value of the municipal securities covered by Original Issue Insurance or Secondary Market Insurance may reflect value attributable to the insurance. Portfolio Insurance, in contrast, is effective only while the municipal securities are held by the Fund and is reflected as an expense over the term of the policy, when applicable. Accordingly, neither the prices used in determining the market value of the underlying municipal securities nor the Common share net asset value of the Fund include value, if any, attributable to the Portfolio Insurance. Each policy of the Portfolio Insurance does, however, give the Fund the right to obtain permanent insurance with respect to the municipal security covered by the Portfolio Insurance policy at the time of its sale.

Inverse Floating Rate Securities

Each Fund is authorized to invest in inverse floating rate securities. An inverse floating rate security is created by depositing a municipal bond, typically with a fixed interest rate, into a special purpose trust created by a broker-dealer. In turn, this trust (a) issues floating rate certificates, in face amounts equal to some fraction of the deposited bond’s par amount or market value, that typically pay short-term tax-exempt interest rates to third parties, and (b) issues to a long-term investor (such as one of the Funds) an inverse floating rate certificate (sometimes referred to as an “inverse floater”) that represents all remaining or residual interest in the trust. The income received by the inverse floater holder varies inversely with the short-term rate paid to the floating rate certificates’ holders, and in most circumstances the inverse floater holder bears substantially all of the underlying bond’s downside investment risk and also benefits disproportionately from any potential appreciation of the underlying bond’s value. The price of an inverse floating rate security will be more volatile than that of the underlying bond because the interest rate is dependent on not only the fixed coupon rate of the underlying bond but also on the short-term interest paid on the floating rate certificates, and because the inverse floating rate security essentially bears the risk of loss of the greater face value of the underlying bond.

A Fund may purchase an inverse floating rate security in a secondary market transaction without first owning the underlying bond (referred to as an “externally-deposited inverse floater”), or instead by first selling a fixed-rate bond to a broker-dealer for deposit into the special purpose trust and receiving in turn the residual interest in the trust (referred to as a “self-deposited inverse floater”). The inverse floater held by a Fund gives the Fund the right (a) to cause the holders of the floating rate certificates to tender their notes at par, and (b) to have the broker transfer the fixed-rate bond held by the trust to the Fund, thereby collapsing the trust. An investment in an externally-deposited inverse floater is identified in the Portfolio of Investments as “(IF) – Inverse floating rate investment.” An investment in a self-deposited inverse floater is accounted for as a financing transaction. In such instances, a fixed-rate bond deposited into a special purpose trust is identified in the Portfolio of Investments as “(UB) – Underlying bond of an inverse floating rate trust reflected as a financing transaction,” with the Fund accounting for the short-term floating rate certificates issued by the trust as “Floating rate obligations” on the Statement of Assets and Liabilities. In addition, the Fund reflects in “Investment Income” the entire earnings of the underlying bond and the related interest paid to the holders of the short-term floating rate certificates as a component of “Interest expense and amortization of offering costs” on the Statement of Operations.

During the fiscal year ended May 31, 2011, each Fund invested in externally-deposited inverse floaters and/or self-deposited inverse floaters.

Each Fund may also enter into shortfall and forbearance agreements (sometimes referred to as a “recourse trust” or “credit recovery swap”) (such agreements referred to herein as “Recourse Trusts”) with a broker-dealer by which a Fund agrees to reimburse the broker-dealer, in certain circumstances, for the difference between the liquidation value of the fixed-rate bond held by the trust and the liquidation value of the floating rate certificates issued by the trust plus any shortfalls in interest cash flows. Under these agreements, a Fund’s potential exposure to losses related to or on inverse floaters may increase beyond the value of a Fund’s inverse floater investments as a Fund may potentially be liable to fulfill all amounts owed to holders of the floating rate certificates. At period end, any such shortfall is recognized as “Unrealized depreciation on Recourse Trusts” on the Statement of Assets and Liabilities.

At May 31, 2011, the Funds were not invested in externally-deposited Recourse Trusts.

Nuveen Investments 83

Notes to
Financial Statements (continued)

The average floating rate obligations outstanding and average annual interest rate and fees related to self-deposited inverse floaters during the fiscal year ended May 31, 2011, were as follows:

	Connecticut	Connecticut	Connecticut	Connecticut
	Premium	Dividend	Dividend	Dividend
	Income	Advantage	Advantage 2	Advantage 3
	(NTC)	(NFC)	(NGK)	(NGO)
Average floating rate obligations outstanding	$7,965,000	$3,820,000	$3,460,000	$5,780,000
Average annual interest rate and fees	0.77%	0.76%	0.77%	0.74%

			Insured
	Massachusetts	Massachusetts	Massachusetts	Missouri
	Premium	Dividend	Tax-Free	Premium
	Income	Advantage	Advantage	Income
	(NMT)	(NMB)	(NGX)	(NOM)
Average floating rate obligations outstanding	$2,450,000	$1,050,000	$1,500,000	$2,225,000
Average annual interest rate and fees	0.64%	0.64%	0.64%	0.45%

Derivative Financial Instruments

Each Fund is authorized to invest in certain derivative instruments, including foreign currency forwards, futures, options and swap contracts. Although each Fund is authorized to invest in such derivative instruments, and may do so in the future, they did make any such investments during the fiscal year ended May 31, 2011.

Market and Counterparty Credit Risk

In the normal course of business each Fund may invest in financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform (counterparty credit risk). The potential loss could exceed the value of the financial assets recorded on the financial statements. Financial assets, which potentially expose each Fund to counterparty credit risk, consist principally of cash due from counterparties on forward, option and swap transactions, when applicable. The extent of each Fund’s exposure to counterparty credit risk in respect to these financial assets approximates their carrying value as recorded on the Statement of Assets and Liabilities. Futures contracts, when applicable, expose a Fund to minimal counterparty credit risk as they are exchange traded and the exchange’s clearinghouse, which is counterparty to all exchange traded futures, guarantees the futures contracts against default.

Each Fund helps manage counterparty credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of the counterparties. Additionally, counterparties may be required to pledge collateral daily (based on the daily valuation of the financial asset) on behalf of each Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when each Fund has an unrealized loss, the Funds have instructed the custodian to pledge assets of the Funds as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the predetermined threshold amount.

Zero Coupon Securities

Each Fund is authorized to invest in zero coupon securities. A zero coupon security does not pay a regular interest coupon to its holders during the life of the security. Tax-exempt income to the holder of the security comes from accretion of the difference between the original purchase price of the security at issuance and the par value of the security at maturity and is effectively paid at maturity. The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically.

Offering Costs

Costs incurred by the Funds in connection with their offerings of MTP Shares were recorded as a deferred charge, which will be amortized over the life of the shares. Each Fund’s amortized deferred charges are recognized as a component of “Interest expense and amortization of offering costs” on the Statement of Operations. Each Fund’s offering costs incurred were as follows:

	Connecticut	Connecticut	Connecticut	Connecticut
	Premium	Dividend	Dividend	Dividend
	Income	Advantage	Advantage 2	Advantage 3
	(NTC)	(NFC)	(NGK)	(NGO)
MTP Shares offering costs	$1,131,200	$567,050	$504,250	$750,000

84 Nuveen Investments

Insured
	Massachusetts	Massachusetts	Massachusetts	Missouri
	Premium	Dividend	Tax-Free	Premium
	Income	Advantage	Advantage	Income
	(NMT)	(NMB)	(NGX)	(NOM)
MTP Shares offering costs	$1,139,675	$465,875	$571,125	$598,200

Custodian Fee Credit

Each Fund has an arrangement with the custodian bank whereby certain custodian fees and expenses are reduced by net credits earned on each Fund’s cash on deposit with the bank. Such deposit arrangements are an alternative to overnight investments. Credits for cash balances may be offset by charges for any days on which a Fund overdraws its account at the custodian bank.

Indemnifications

Under the Funds’ organizational documents, their officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts that provide general indemnifications to other parties. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts and expect the risk of loss to be remote.

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets applicable to Common shares from operations during the reporting period. Actual results may differ from those estimates.

2. Fair Value Measurements

Fair value is defined as the price that the Funds would receive upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market of the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad levels listed below:

Level 1 – Quoted prices in active markets for identical securities.

Level 2 – Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3 – Significant unobservable inputs (including management’s assumptions in determining the fair value of investments).

The inputs or methodologies used for valuing securities are not an indication of the risk associated with investing in those securities. The following is a summary of each Fund’s fair value measurements as of May 31, 2011:

Connecticut Premium Income (NTC)	Level 1	Level 2	Level 3	Total
Investments:
Municipal Bonds	$ —	$116,953,440	$ —	$116,953,440

Connecticut Dividend Advantage (NFC)	Level 1	Level 2	Level 3	Total
Investments:
Municipal Bonds	$ —	$58,921,895	$ —	$58,921,895

Connecticut Dividend Advantage 2 (NGK)	Level 1	Level 2	Level 3	Total
Investments:
Municipal Bonds	$ —	$53,021,708	$ —	$53,021,708

Connecticut Dividend Advantage 3 (NGO)	Level 1	Level 2	Level 3	Total
Investments:
Municipal Bonds	$ —	$96,652,482	$ —	$96,652,482

Massachusetts Premium Income (NMT)	Level 1	Level 2	Level 3	Total
Investments:
Municipal Bonds	$ —	$104,622,681	$ —	$104,622,681

Nuveen Investments 85

Notes to
Financial Statements (continued)

Massachusetts Dividend Advantage (NMB)	Level 1	Level 2	Level 3	Total
Investments:
Municipal Bonds	$ —	$41,885,118	$ —	$41,885,118

Insured Massachusetts Tax-Free Advantage (NGX)	Level 1	Level 2	Level 3	Total
Investments:
Municipal Bonds	$ —	$61,453,112	$ —	$61,453,112

Missouri Premium Income (NOM)	Level 1	Level 2	Level 3	Total
Investments:
Municipal Bonds	$ —	$48,566,659	$ —	$48,566,659

The following is a reconciliation of the following Funds’ Level 3 investments held at the beginning and end of the measurement period:

	Massachusetts	Massachusetts
	Premium	Dividend
	Income	Advantage
	(NMT)	(NMB)
	Level 3	Level
	Municipal	Municipal
	Bonds	Bonds
Balance at the beginning of year	$344,410	$688,820
Gains (losses):
Net realized gains (losses)	(74,766)	(149,533)
Net change in unrealized appreciation (depreciation)	155,590	311,180
Purchases at cost	—
Sales at proceeds	(425,234)	(850,467)
Net discounts (premiums)	—	—
Transfers into	—	—
Transfers out of	—	—
Balance at the end of year	$—	$—
Net change in unrealized appreciation (depreciation) during the year of Level 3 Securities held as of May 31, 2011	$—	$—

During the fiscal year ended May 31, 2011, the Funds recognized no significant transfers to/from Level 1, Level 2 or Level 3.

3. Derivative Instruments and Hedging Activities

The Funds record derivative instruments at fair value, with changes in fair value recognized on the Statement of Operations, when applicable. Even though the Funds’ investments in derivatives may represent economic hedges, they are not considered to be hedge transactions for financial reporting purposes. The Funds did not invest in derivative instruments during the fiscal year ended May 31, 2011.

4. Fund Shares

Common Shares

Since the inception of the Funds’ repurchase program, the Funds have not repurchased any of their outstanding Common shares.

Transactions in Common shares were as follows:

	Connecticut		Connecticut		Connecticut
	Premium Income (NTC)		Dividend Advantage (NFC)		Dividend Advantage 2 (NGK)
	Year	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended	Ended
	5/31/11	5/31/10	5/31/11	5/31/10	5/31/11	5/31/10
Common shares issued to shareholders
due to reinvestment of distributions	—	1,053	1,764	3,615	1,073	2,074

	Connecticut		Massachusetts		Massachusetts
	Dividend Advantage 3 (NGO)		Premium Income (NMT)		Dividend Advantage (NMB)
	Year	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended	Ended
	5/31/11	5/31/10	5/31/11	5/31/10	5/31/11	5/31/10
Common shares issued to shareholders
due to reinvestment of distributions	—	1,261	6,872	3,206	1,746	2,198

86 Nuveen Investments

	Insured Massachusetts		Missouri
	Tax-Free Advantage (NGX)		Premium Income (NOM)
	Year	Year	Year	Year
	Ended	Ended	Ended	Ended
	5/31/11	5/31/10	5/31/11	5/31/10
Common shares issued to shareholders
due to reinvestment of distributions	1,124	1,696	4,733	4,352

Preferred Shares

Transactions in ARPS were as follows:
	Connecticut Premium Income (NTC)				Connecticut Dividend Advantage (NFC)
	Year Ended		Year Ended		Year Ended		Year Ended
	5/31/11		5/31/10		5/31/11		5/31/10
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
ARPS redeemed:
Series T	—	$—	—	$—	—	$—	609	$17,250,000
Series TH	629	15,725,000	709	17,725,000	—	—	—	—
Total	629	$15,725,000	709	$17,725,000	—	$—	609	$17,250,000

	Connecticut Dividend Advantage 2 (NGK)				Connecticut Dividend Advantage 3 (NGO)
	Year Ended		Year Ended		Year Ended		Year Ended
	5/31/11		5/31/10		5/31/11		5/31/10
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
ARPS redeemed:
Series W	—	$—	618	$15,450,000	—	$—	—	$—
Series F	—	—	—	—	—	—	1,131	28,275,000
Total	—	$—	618	$15,450,000	—	$—	1,131	$28,275,000

	Massachusetts Premium Income (NMT)				Massachusetts Dividend Advantage (NMB)
	Year Ended		Year Ended		Year Ended		Year Ended
	5/31/11		5/31/10		5/31/11		5/31/10
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
ARPS redeemed:
Series T	—	$—	—	$—	—	$—	570	$14,250,000
Series TH	576	14,400,000	784	19,600,000	—	—	—	—
Total	576	$14,400,000	784	$19,600,000	—	$—	570	$14,250,000

	Insured Massachusetts Tax-Free Advantage (NGX)				Missouri Premium Income (NOM)
	Year Ended		Year Ended		Year Ended		Year Ended
	5/31/11		5/31/10		5/31/11		5/31/10
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
ARPS redeemed:
Series W	—	$—	820	$20,500,000	—	$—	—	$—
Series TH	—	—	—	—	640	16,000,000	—	—
Total	—	$—	820	$20,500,000	640	$16,000,000	—	$—

Nuveen Investments 87

Notes to
Financial Statements (continued)

Transactions in MTP Shares were as follows:

	Connecticut				Connecticut
	Premium Income (NTC)				Dividend Advantage (NFC)
	Year Ended		Year Ended		Year Ended		Year Ended
	5/31/11		5/31/10		5/31/11		5/31/10
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
MTP Shares issued:
Series 2015	—	$—	1,830,000	$18,300,000	—	$—	2,047,000	$20,470,000
Series 2016	1,778,000	17,780,000	—	—	—	—	—	—
Total	1,778,000	$17,780,000	1,830,000	$18,300,000	—	$—	2,047,000	$20,470,000

	Connecticut				Connecticut
	Dividend Advantage 2 (NGK)				Dividend Advantage 3 (NGO)
	Year Ended		Year Ended		Year Ended		Year Ended
	5/31/11		5/31/10		5/31/11		5/31/10
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
MTP Shares issued:
Series 2015	—	$—	1,695,000	$16,950,000	—	$—	3,200,000	$32,000,000

	Massachusetts				Massachusetts
	Premium Income (NMT)				Dividend Advantage (NMB)
	Year Ended		Year Ended		Year Ended		Year Ended
	5/31/11		5/31/10		5/31/11		5/31/10
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
MTP Shares issued:
Series 2015	—	$—	2,021,000	$20,210,000	—	$—	1,472,500	$14,725,000
Series 2016	1,643,500	16,435,000	—	—	—	—	—	—
Total	1,643,500	$16,435,000	2,021,000	$20,210,000	—	$—	1,472,500	$14,725,000

	Insured Massachusetts				Missouri
	Tax-Free Advantage (NGX)				Premium Income (NOM)
	Year Ended		Year Ended		Year Ended		Year Ended
	5/31/11		5/31/10		5/31/11		5/31/10
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
MTP Shares issued:
Series 2015	—	$—	2,207,500	$22,075,000	1,788,000	$17,880,000	—	$—

5. Investment Transactions

Purchases and sales (including maturities but excluding short-term investments, where applicable) during the fiscal year ended May 31, 2011, were as follows:

	Connecticut	Connecticut	Connecticut	Connecticut
	Premium	Dividend	Dividend	Dividend
	Income	Advantage	Advantage 2	Advantage 3
	(NTC)	(NFC)	(NGK)	(NGO)
Purchases	$11,028,120	$7,833,634	$5,967,845	$7,765,002
Sales and maturities	10,458,000	9,513,500	6,490,950	8,992,500

			Insured
	Massachusetts	Massachusetts	Massachusetts	Missouri
	Premium	Dividend	Tax-Free	Premium
	Income	Advantage	Advantage	Income
	(NMT)	(NMB)	(NGX)	(NOM)
Purchases	$8,651,066	$6,639,735	$2,534,412	$5,579,964
Sales and maturities	6,717,581	7,190,824	2,158,010	5,290,803

88 Nuveen Investments

6. Income Tax Information

The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recognizing taxable market discount, timing differences in recognizing certain gains and losses on investment transactions and the treatment of investments in inverse floating rate securities reflected as financing transactions, if any. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts as detailed below. Temporary differences do not require reclassification. Temporary and permanent differences do not impact the net asset values of the Funds.

At May 31, 2011, the cost and unrealized appreciation (depreciation) of investments, as determined on a federal income tax basis, were as follows:

	Connecticut	Connecticut	Connecticut	Connecticut
	Premium	Dividend	Dividend	Dividend
	Income	Advantage	Advantage 2	Advantage 3
	(NTC)	(NFC)	(NGK)	(NGO)
Cost of investments	$108,132,510	$54,729,859	$49,067,129	$90,725,749
Gross unrealized:
Appreciation	$2,883,174	$1,300,770	$1,398,614	$2,271,557
Depreciation	(2,026,793)	(929,270)	(904,403)	(2,124,378)
Net unrealized appreciation (depreciation) of investments	$856,381	$371,500	$494,211	$147,179
			Insured
	Massachusetts	Massachusetts	Massachusetts	Missouri
	Premium	Dividend	Tax-Free	Premium
	Income	Advantage	Advantage	Income
	(NMT)	(NMB)	(NGX)	(NOM)
Cost of investments	$101,625,890	$41,123,247	$58,526,969	$47,036,891
Gross unrealized:
Appreciation	$3,390,693	$989,177	$2,003,075	$922,261
Depreciation	(2,843,951)	(1,277,327)	(576,962)	(1,616,955)
Net unrealized appreciation (depreciation) of investments	$546,742	$(288,150)	$1,426,113	$(694,694)

Permanent differences, primarily due to federal taxes paid, taxable market discount, nondeductible offering costs and distribution character reclassifications, resulted in reclassifications among the Funds’ components of Common share net assets at May 31, 2011, the Funds’ tax year end, as follows:

	Connecticut	Connecticut	Connecticut	Connecticut
	Premium	Dividend	Dividend	Dividend
	Income	Advantage	Advantage 2	Advantage 3
	(NTC)	(NFC)	(NGK)	(NGO)
Paid-in surplus	$(128,552)	$(102,128)	$(100,191)	$(148,292)
Undistributed (Over-distribution of) net investment income	158,721	106,510	100,685	148,292
Accumulated net realized gain (loss)	(30,169)	(4,382)	(494)	—
			Insured
	Massachusetts	Massachusetts	Massachusetts	Missouri
	Premium	Dividend	Tax-Free	Premium
	Income	Advantage	Advantage	Income
	(NMT)	(NMB)	(NGX)	(NOM)
Paid-in surplus	$(148,395)	$(45,873)	$(112,064)	$(64,868)
Undistributed (Over-distribution of) net investment income	150,270	75,743	111,912	63,765
Accumulated net realized gain (loss)	(1,875)	(29,870)	152	1,103

The tax components of undistributed net tax-exempt income, net ordinary income and net long-term capital gains at May 31, 2011, the Funds’ tax year end, were as follows:

	Connecticut	Connecticut	Connecticut	Connecticut
	Premium	Dividend	Dividend	Dividend
	Income	Advantage	Advantage 2	Advantage 3
	(NTC)	(NFC)	(NGK)	(NGO)
Undistributed net tax-exempt income*	$1,264,582	$467,751	$370,951	$579,588
Undistributed net ordinary income **	2,329	6,690	1,014	—
Undistributed net long-term capital gains	129,612	104,027	40,075	—

Nuveen Investments 89

Notes to
Financial Statements (continued)

			Insured
	Massachusetts	Massachusetts	Massachusetts	Missouri
	Premium	Dividend	Tax-Free	Premium
	Income	Advantage	Advantage	Income
	(NMT)	(NMB)	(NGX)	(NOM)
Undistributed net tax-exempt income*	$1,177,287	$273,241	$351,879	$631,129
Undistributed net ordinary income **	791	234	—	—
Undistributed net long-term capital gains	108,999	—	—	—

*	Undistributed net tax-exempt income (on a tax basis) has not been reduced for the dividend declared May 2, 2011, paid on June 1, 2011.
**	Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.

The tax character of distributions paid during the Funds’ tax years ended May 31, 2011 and May 31, 2010, was designated for purposes of the dividends paid deduction as follows:

	Connecticut	Connecticut	Connecticut	Connecticut
	Premium	Dividend	Dividend	Dividend
	Income	Advantage	Advantage 2	Advantage 3
2011	(NTC)	(NFC)	(NGK)	(NGO)
Distributions from net tax-exempt income ***	$4,494,227	$2,517,939	$2,278,037	$3,992,324
Distributions from net ordinary income **	—	—	—	—
Distributions from net long-term capital gains ****	—	—	—	—
Insured
	Massachusetts	Massachusetts	Massachusetts	Missouri
	Premium	Dividend	Tax-Free	Premium
	Income	Advantage	Advantage	Income
2011	(NMT)	(NMB)	(NGX)	(NOM)
Distributions from net tax-exempt income ***	$4,427,025	$2,009,854	$2,646,325	$2,005,649
Distributions from net ordinary income **	—	—	—	—
Distributions from net long-term capital gains ****	179,625	—	—	—

**	Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.
***	The Funds hereby designate these amounts paid during the fiscal year ended May 31, 2011, as Exempt Interest Dividends
****
The Funds designate as a long-term capital gain dividend, pursuant to the Internal Revenue Code Section 852(b)(3), the amount necessary to reduce earnings and profits of the Funds related to net capital gain to zero for the tax year ended May 31, 2011.

	Connecticut	Connecticut	Connecticut	Connecticut
	Premium	Dividend	Dividend	Dividend
	Income	Advantage	Advantage 2	Advantage 3
2010	(NTC)	(NFC)	(NGK)	(NGO)
Distributions from net tax-exempt income	$3,919,054	$1,989,927	$1,832,795	$3,217,850
Distributions from net ordinary income **	—	—	—	—
Distributions from net long-term capital gains	27,148	—	—	—

Insured
	Massachusetts	Massachusetts	Massachusetts	Missouri
	Premium	Dividend	Tax-Free	Premium
	Income	Advantage	Advantage	Income
2010	(NMT)	(NMB)	(NGX)	(NOM)
Distributions from net tax-exempt income	$3,896,180	$1,576,968	$2,164,823	$1,628,139
Distributions from net ordinary income **	—	69,207	—	—
Distributions from net long-term capital gains	—	—	—	—
** Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.

90 Nuveen Investments

At May 31, 2011, the Funds’ tax year end, the following Funds had unused capital loss carryforwards available for federal income tax purposes to be applied against future capital gains, if any. If not applied, the carryforwards will expire as follows:

			Insured
	Connecticut	Massachusetts	Massachusetts	Missouri
	Dividend	Dividend	Tax-Free	Premium
	Advantage 3	Advantage	Advantage	Income
	(NGO)	(NMB)	(NGX)	(NOM)
Expiration:
May 31, 2013	$35,547	$—	$18,655	$—
May 31, 2014	111,331	—	427,135	—
May 31, 2015	211,213	—	—	—
May 31, 2017	43,691	—	215,629	122,533
May 31, 2018	13,130	—	24,486	91,539
May 31, 2019	—	138,353	18,813	—
Total	$414,912	$138,353	$704,718	$214,072

During the Funds’ tax year ended May 31, 2011, the following Funds utilized capital loss carryforwards as follows:

	Connecticut	Missouri
	Dividend	Premium
	Advantage 3	Income
	(NGO)	(NOM)
Utilized capital loss carryforwards	$95	$138,449

The Funds have elected to defer net realized losses from investments incurred from November 1, 2010 through May 31, 2011, the Funds’ tax year end, (“post-October losses”) in accordance with federal income tax regulations. Post-October losses are treated as having arisen on the first day of the following fiscal year. The following Fund has elected to defer post-October losses as follows:

Insured
Massachusetts
Tax-Free
Advantage
(NGX)
Post-October capital losses	$3,879

7. Management Fees and Other Transactions with Affiliates

Each Fund’s management fee consists of two components – a fund-level fee, based only on the amount of assets within the Fund, and a complex-level fee, based on the aggregate amount of all fund assets managed by the Adviser. This pricing structure enables Fund shareholders to benefit from growth in the assets within their respective Fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

The annual fund-level fee for each Fund, payable monthly, is calculated according to the following schedules:

Connecticut Premium Income (NTC)
Massachusetts Premium Income (NMT)
Missouri Premium Income (NOM)
Average Daily Managed Assets*	Fund-Level Fee Rate
For the first $125 million	.4500%
For the next $125 million	.4375
For the next $250 million	.4250
For the next $500 million	.4125
For the next $1 billion	.4000
For the next $3 billion	.3875
For managed assets over $5 billion	.3750

Connecticut Dividend Advantage (NFC)
Connecticut Dividend Advantage 2 (NGK)
Connecticut Dividend Advantage 3 (NGO)
Massachusetts Dividend Advantage (NMB)
Insured Massachusetts Tax-Free Advantage (NGX)
Average Daily Managed Assets*	Fund-Level Fee Rate
For the first $125 million	.4500%
For the next $125 million	.4375
For the next $250 million	.4250
For the next $500 million	.4125
For the next $1 billion	.4000
For managed assets over $2 billion	.3750

Nuveen Investments 91

Notes to
Financial Statements (continued)

The annual complex-level fee for each Fund, payable monthly, is calculated according to the following schedule:

Complex-Level Managed Asset Breakpoint Level*	Effective Rate at Breakpoint Level
$55 billion	.2000%
$56 billion	.1996
$57 billion	.1989
$60 billion	.1961
$63 billion	.1931
$66 billion	.1900
$71 billion	.1851
$76 billion	.1806
$80 billion	.1773
$91 billion	.1691
$125 billion	.1599
$200 billion	.1505
$250 billion	.1469
$300 billion	.1445
*
For the fund-level and complex-level fees, managed assets include closed-end fund assets managed by the Adviser that are attributable to financial leverage. For these purposes, financial leverage includes the funds’ use of preferred stock and borrowings and certain investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities, subject to an agreement by the Adviser as to certain funds to limit the amount of such assets for determining managed assets in certain circumstances. The complex-level fee is calculated based upon the aggregate daily managed assets of all Nuveen Funds that constitute “eligible assets.” Eligible assets do not include assets attributable to investments in other Nuveen Funds and assets in excess of $2 billion added to the Nuveen Fund complex in connection with the Adviser’s assumption of the management of the former First American Funds effective January 1, 2011. As of May 31, 2011, the complex level fee rate for each of these Funds was .1774%.

The management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Adviser has entered into sub-advisory agreements with the Sub-Adviser under which the Sub-Adviser manages the investment portfolios of the Funds. The Sub-Adviser is compensated for its services to the Funds from the management fees paid to the Adviser.

The Funds pay no compensation directly to those of its trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Funds from the Adviser or its affiliates. The Board of Trustees has adopted a deferred compensation plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen-advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen-advised funds.

For the first ten years of Connecticut Dividend Advantage’s (NFC) and Massachusetts Dividend Advantage’s (NMB) operations, the Adviser has agreed to reimburse the Funds, as a percentage of average daily managed assets, for fees and expenses in the amounts and for the time periods set forth below:

Year Ending		Year Ending
January 31,		January 31,
2001*	.30%	2007	.25%
2002	.30	2008	.20
2003	.30	2009	.15
2004	.30	2010	.10
2005	.30	2011	.05
2006	.30
* From the commencement of operations.

The Adviser has not agreed to reimburse Connecticut Dividend Advantage (NFC) and Massachusetts Dividend Advantage (NMB) for any portion of their fees and expenses beyond January 31, 2011.

For the first ten years of Connecticut Dividend Advantage 2’s (NGK) operations, the Adviser has agreed to reimburse the Fund, as a percentage of average daily managed assets, for fees and expenses in the amounts and for the time periods set forth below:

Year Ending		Year Ending
March 31,		March 31,
2002*	.30%	2008	.25%
2003	.30	2009	.20
2004	.30	2010	.15
2005	.30	2011	.10
2006	.30	2012	.05
2007	.30
* From the commencement of operations.

92 Nuveen Investments

The Adviser has not agreed to reimburse Connecticut Dividend Advantage 2 (NGK) for any portion of its fees and expenses beyond March 31, 2012.

For the first eight years of Connecticut Dividend Advantage 3’s (NGO) operations, the Adviser has agreed to reimburse the Fund, as a percentage of average daily managed assets, for fees and expenses in the amounts and for the time periods set forth below:

Year Ending		Year Ending
September 30,		September 30,
2002*	.32%	2007	.32%
2003	.32	2008	.24
2004	.32	2009	.16
2005	.32	2010	.08
2006	.32
* From the commencement of operations.

The Adviser has not agreed to reimburse Connecticut Dividend Advantage 3 (NGO) for any portion of its fees and expenses beyond September 30, 2010.

For the first eight years of Insured Massachusetts Tax-Free Advantage’s (NGX) operations, the Adviser has agreed to reimburse the Fund, as a percentage of average daily managed assets, for fees and expenses in the amounts and for the time periods set forth below:

Year Ending		Year Ending
November 30,		November 30,
2002*	.32%	2007	.32%
2003	.32	2008	.24
2004	.32	2009	.16
2005	.32	2010	.08
2006	.32
* From the commencement of operations.

The Adviser has not agreed to reimburse Insured Massachusetts Tax-Free Advantage (NGX) for any portion of its fees and expenses beyond November 30, 2010.

8. New Accounting Pronouncements

Fair Value Measurements and Disclosures

On May 12, 2011, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standard Update (“ASU”) modifying Topic 820, Fair Value Measurements and Disclosures. At the same time, the International Accounting Standards Board (“IASB”) issued International Financial Reporting Standard (“IFRS”) 13, Fair Value Measurement. The objective by the FASB and IASB is convergence of their guidance on fair value measurements and disclosures. Specifically, the ASU requires reporting entities to disclose i) the amounts of any transfers between Level 1 and Level 2, and the reasons for the transfers, ii) for Level 3 fair value measurements, a) quantitative information about significant unobservable inputs used, b) a description of the valuation processes used by the reporting entity and c) a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs if a change in those inputs might result in a significantly higher or lower fair value measurement. The effective date of the ASU is for interim and annual periods beginning after December 15, 2011. At this time, management is evaluating the implications of this guidance and the impact it will have on the financial statement amounts and footnote disclosures, if any.

9. Subsequent Events

Approved Fund Mergers

Subsequent to the reporting period, the Funds’ Board of Trustees approved a series of mergers for all the Connecticut funds included in this report. The mergers are subject to shareholder approval at the Funds’ regular shareholder meeting later this year. The mergers are intended to create a single, larger state fund with enhanced trading appeal and lower operating expenses of traded Common shares of the fund.

More information on the proposed mergers will be contained in the proxy materials expected to be filed with the Securities and Exchange Commission in the coming weeks. The proposed fund mergers are as follows:

Acquired Fund	Acquiring Fund
Connecticut Dividend Advantage (NFC)	Connecticut Premium Income (NTC)
Connecticut Dividend Advantage 2 (NGK)
Connecticut Dividend Advantage 3 (NGO)

Nuveen Investments 93

Board Members & Officers (Unaudited)

The management of the Funds, including general supervision of the duties performed for the Funds by the Adviser, is the responsibility of the Board Members of the Funds. The number of board members of the Fund is currently set at ten. None of the board members who are not “interested” persons of the Funds (referred to herein as “independent board members”) has ever been a director or employee of, or consultant to, Nuveen or its affiliates. The names and business addresses of the board members and officers of the Funds, their principal occupations and other affiliations during the past five years, the number of portfolios each oversees and other directorships they hold are set forth below.

	Name, Birthdate & Address	Position(s) Held with the Funds	Year First Elected or Appointed and Term(1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Board Member

Independent Board Members:

■	ROBERT P. BREMNER(2) 8/22/40 333 W. Wacker Drive Chicago, IL 60606	Chairman of the Board and Board Member	1996	Private Investor and Management Consultant; Treasurer and Director, Humanities Council of Washington, D.C.; Board Member, Independent Directors Council affiliated with the Investment Company Institute.	245

■	JACK B. EVANS 10/22/48 333 W. Wacker Drive Chicago, IL 60606	Board Member	1999	President, The Hall-Perrine Foundation, a private philanthropic corporation (since 1996); Director and Chairman, United Fire Group, a publicly held company; member of the Board of Regents for the State of Iowa University System; Director, Source Media Group; Life Trustee of Coe College and the Iowa College Foundation; formerly, Director, Alliant Energy; formerly, Director, Federal Reserve Bank of Chicago; formerly, President and Chief Operating Officer, SCI Financial Group, Inc., a regional financial services firm.	245

■	WILLIAM C. HUNTER 3/6/48 333 W. Wacker Drive Chicago, IL 60606	Board Member	2004	Dean, Tippie College of Business, University of Iowa (since 2006); Director (since 2004) of Xerox Corporation; Director (since 2005), Beta Gamma Sigma International Honor Society; Director of Wellmark, Inc. (since 2009); formerly, Dean and Distinguished Professor of Finance, School of Business at the University of Connecticut (2003-2006); previously, Senior Vice President and Director of Research at the Federal Reserve Bank of Chicago (1995-2003); formerly, Director (1997-2007), Credit Research Center at Georgetown University.	245

■	DAVID J. KUNDERT(2) 10/28/42 333 W. Wacker Drive Chicago, IL 60606	Board Member	2005	Director, Northwestern Mutual Wealth Management Company; retired (since 2004) as Chairman, JPMorgan Fleming Asset Management, President and CEO, Banc One Investment Advisors Corporation, and President, One Group Mutual Funds; prior thereto, Executive Vice President, Banc One Corporation and Chairman and CEO, Banc One Investment Management Group; Member, Board of Regents, Luther College; member of the Wisconsin Bar Association; member of Board of Directors, Friends of Boerner Botanical Gardens; member of Board of Directors and Chair of Investment Committee, Greater Milwaukee Foundation.	245

■	WILLIAM J. SCHNEIDER(2) 9/24/44 333 W. Wacker Drive Chicago, IL 60606	Board Member	1997	Chairman of Miller-Valentine Partners Ltd., a real estate investment company; formerly, Senior Partner and Chief Operating Officer (retired 2004) of Miller-Valentine Group; member, University of Dayton Business School Advisory Council;member, Mid-America Health System Board; formerly, member and chair, Dayton Philharmonic Orchestra Association; formerly, member, Business Advisory Council, Cleveland Federal Reserve Bank.	245

94 Nuveen Investments

Name, Birthdate & Address	Position(s) Held with the Funds	Year First Elected or Appointed and Term(1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Board Member
Independent Board Members:

■	JUDITH M. STOCKDALE 12/29/47 333 W. Wacker Drive Chicago, IL 60606	Board Member	1997	Executive Director, Gaylord and Dorothy Donnelley Foundation (since 1994); prior thereto, Executive Director, Great Lakes Protection Fund (1990-1994).	245

■	CAROLE E. STONE(2) 6/28/47 333 W. Wacker Drive Chicago, IL 60606	Board Member	2007	Director, Chicago Board Options Exchange (since 2006); Director, C2 Options Exchange, Incorporated (since 2009); formerly, Commissioner, New York State Commission on Public Authority Reform (2005-2010); formerly, Chair, New York Racing Association Oversight Board (2005-2007).	245

■	VIRGINIA L. STRINGER 8/16/44 333 W. Wacker Drive Chicago, IL 60606	Board Member	2011	Board Member, Mutual Fund Directors Forum; Member, Governing Board, Investment Company Institute’s Independent Directors Council; governance consultant and non-profit board member; former Owner and President, Strategic Management Resources, Inc. a management consulting firm; previously, held several executive positions in general management, marketing and human resources at IBM and The Pillsbury Company; Independent Director, First American Fund Complex (1987-2010) and Chair (1997-2010).	245

■	TERENCE J. TOTH(2) 9/29/59 333 W. Wacker Drive Chicago, IL 60606	Board Member	2008
Director, Legal & General Investment Management America, Inc. (since 2008); Managing Partner, Promus Capital (since 2008); formerly, CEO and President, Northern Trust Global Investments (2004-2007); Executive Vice President, Quantitative Management & Securities Lending (2000-2004); prior thereto, various positions with Northern Trust Company (since 1994); member: Goodman Theatre Board (since 2004), Chicago Fellowship Board (since 2005) and Catalyst Schools of Chicago Board (since 2008); formerly, member: Northern Trust Mutual Funds Board (2005-2007), Northern Trust Global Investments Board (2004-2007), Northern Trust Japan Board (2004-2007), Northern Trust Securities Inc. Board (2003-2007) and Northern Trust Hong Kong Board (1997-2004).
					245
Interested Board Member:

■	JOHN P. AMBOIAN(3) 6/14/61 333 W. Wacker Drive Chicago, IL 60606	Board Member	2008	Chief Executive Officer and Chairman (since 2007), and Director (since 1999) of Nuveen Investments, Inc., formerly, President (1999-2007); Chief Executive Officer (since 2007) of Nuveen Investments Advisers Inc.; Director (since 1998) formerly, Chief Executive Officer (2007-2010) of Nuveen Fund Advisors, Inc.	245

Nuveen Investments 95

Board Members & Officers (Unaudited) (continued)

	Name, Birthdate and Address	Position(s) Held with the Funds	Year First Elected or Appointed(4)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer
Officers of the Funds:

■	GIFFORD R. ZIMMERMAN 9/9/56 333 W. Wacker Drive Chicago, IL 60606	Chief Administrative Officer	1988
Managing Director (since 2002), Assistant Secretary and Associate General Counsel of Nuveen Securities, LLC; Managing Director (since 2004) and Assistant Secretary (since 1994) of Nuveen Investments, Inc.; Managing Director (since 2002), Assistant Secretary (since 1997) and Co-General Counsel (since 2011) of Nuveen Fund Advisors, Inc.; Managing Director, Assistant Secretary and Associate General Counsel of Nuveen Asset Management, LLC (since 2011); Managing Director, Associate General Counsel and Assistant Secretary of Symphony Asset Management LLC (since 2003); Vice President and Assistant Secretary of NWQ Investment Management Company, LLC (since 2002), Nuveen Investments Advisers Inc. (since 2002), Tradewinds Global Investors LLC, and Santa Barbara Asset Management, LLC (since 2006), Nuveen HydePark Group LLC and Nuveen Investment Solutions, Inc. (since 2007) and of Winslow Capital Management Inc. (since 2010); Chief Administrative Officer and Chief Compliance Officer (since 2010) of Nuveen Commodities Asset Management, LLC; Chartered Financial Analyst.
					245

■	WILLIAM ADAMS IV 6/9/55 333 W. Wacker Drive Chicago, IL 60606	Vice President	2007	Senior Executive Vice President, Global Structured Products (since 2010), formerly, Executive Vice President (1999-2010) of Nuveen Securities, LLC; Co-President of Nuveen Fund Advisors, Inc. (since 2011); Managing Director (since 2010) of Nuveen Commodities Asset Management, LLC.	133

■	CEDRIC H. ANTOSIEWICZ 1/11/62 333 W. Wacker Drive Chicago, IL 60606	Vice President	2007	Managing Director of Nuveen Securities, LLC.	133

■	MARGO L. COOK 4/11/64 333 W. Wacker Drive Chicago, IL 60606	Vice President	2009	Executive Vice President (since 2008) of Nuveen Investments, Inc. and of Nuveen Fund Advisors, Inc. (since 2011); previously, Head of Institutional Asset Management (2007-2008) of Bear Stearns Asset Management; Head of Institutional Asset Management (1986-2007) of Bank of NY Mellon; Chartered Financial Analyst.	245

■	LORNA C. FERGUSON 10/24/45 333 W. Wacker Drive Chicago, IL 60606	Vice President	1998	Managing Director (since 2005) of Nuveen Fund Advisors, Inc.	245

■	STEPHEN D. FOY 5/31/54 333 W. Wacker Drive Chicago, IL 60606	Vice President and Controller	1998	Senior Vice President (since 2010), formerly, Vice President (2005-2010) of Nuveen Fund Advisors, Inc.; Certified Public Accountant.	245

96 Nuveen Investments

	Name, Birthdate and Address	Position(s) Held with the Funds	Year First Elected or Appointed(4)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer
Officers of the Funds:

■	SCOTT S. GRACE 8/20/70 333 W. Wacker Drive Chicago, IL 60606	Vice President and Treasurer	2009
Managing Director, Corporate Finance & Development, Treasurer (since 2009) of Nuveen Securities, LLC; Managing Director and Treasurer (since 2009) of Nuveen Fund Advisors Inc., Nuveen Investment Solutions, Inc., Nuveen Investments Advisers Inc., Nuveen Investments Holdings Inc. and (since (2011) Nuveen Asset Management, LLC; Vice President and Treasurer of NWQ Investment Management Company, LLC, Tradewinds Global Investors, LLC, Symphony Asset Management LLC and Winslow Capital Management, Inc.; Vice President of Santa Barbara Asset Management, LLC; formerly, Treasurer (2006-2009), Senior Vice President (2008-2009), previously, Vice President (2006-2008) of Janus Capital Group, Inc.; formerly, Senior Associate in Morgan Stanley’s Global Financial Services Group (2000-2003); Chartered Accountant Designation.
					245

■	WALTER M. KELLY 2/24/70 333 W. Wacker Drive Chicago, IL 60606	Chief Compliance Officer and Vice President	2003	Senior Vice President (since 2008) and Assistant Secretary (since 2003) of Nuveen Fund Advisors, Inc.	245

■	TINA M. LAZAR 8/27/61 333 W. Wacker Drive Chicago, IL 60606	Vice President	2002	Senior Vice President (since 2010), formerly, Vice President (2005-2010) of Nuveen Fund Advisors, Inc.	245

■	LARRY W. MARTIN 7/27/51 333 W. Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	1997
Senior Vice President (since 2010), formerly, Vice President (1993-2010), Assistant Secretary and Assistant General Counsel of Nuveen Securities, LLC; Senior Vice President (since 2011) of Nuveen Asset Management, LLC: Senior Vice President (since 2010), formerly, Vice President (2005-2010), and Assistant Secretary of Nuveen Investments, Inc.; Senior Vice President (since 2010), formerly Vice President (2005-2010), and Assistant Secretary (since 1997) of Nuveen Fund Advisors, Inc.; Vice President and Assistant Secretary of Nuveen Investments Advisers Inc. (since 2002), NWQ Investment Management Company, LLC, Symphony Asset Management LLC (since 2003), Tradewinds Global Investors, LLC, Santa Barbara Asset Management, LLC (since 2006), Nuveen HydePark Group, LLC and Nuveen Investment Solutions, Inc. (since 2007), and of Winslow Capital Management, Inc. (since 2010); Vice President and Assistant Secretary of Nuveen Commodities Asset Management, LLC (since 2010).
					245

■	KEVIN J. MCCARTHY 3/26/66 333 W. Wacker Drive Chicago, IL 60606	Vice President and Secretary	2007
Managing Director (since 2008), formerly, Vice President (2007-2008), Nuveen Securities, LLC; Managing Director (since 2008), Assistant Secretary (since 2007) and Co-General Counsel (since 2011) of Nuveen Fund Advisors, Inc.; Managing Director, Assistant Secretary and Associate General Counsel (since 2011) of Nuveen Asset Management, LLC; Managing Director (since 2008), and Assistant Secretary, Nuveen Investment Holdings, Inc.; Vice President (since 2007) and Assistant Secretary of Nuveen Investments Advisers Inc., NWQ Investment Management Company, LLC, Tradewinds Global Investors LLC, NWQ Holdings, LLC, Symphony Asset Management LLC, Santa Barbara Asset Management, LLC, Nuveen HydePark Group, LLC, Nuveen Investment Solutions, Inc. (since 2007) and of Winslow Capital Management, Inc. (since 2010); Vice President and Secretary (since 2010) of Nuveen Commodities Asset Management, LLC; prior thereto, Partner, Bell, Boyd & Lloyd LLP (1997-2007).
					245

Nuveen Investments 97

Board Members & Officers (Unaudited) (continued)

	Name, Birthdate and Address	Position(s) Held with the Funds	Year First Elected or Appointed(4)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer
Officers of the Funds:

■	KATHLEEN L. PRUDHOMME 3/30/53 800 Nicollet Mall Minneapolis, MN 55402	Vice President and Assistant Secretary	2011	Managing Director, Assistant Secretary and Co-General Counsel (since 2011) of Nuveen Fund Advisors, Inc.; Managing Director, Assistant Secretary and Associate General Counsel (since 2011) of Nuveen Asset Management, LLC; Managing Director and Assistant Secretary (since 2011) of Nuveen Securities, LLC; formerly, Deputy General Counsel, FAF Advisors, Inc. (2004-2010).	245

(1)
Board Members serve three year terms, except for two board members who are elected by the holders of Preferred Shares. The Board of Trustees is divided into three classes, Class I, Class II, and Class III, with each being elected to serve until the third succeeding annual shareholders’ meeting subsequent to its election or thereafter in each case when its respective successors are duly elected or appointed, except two board members are elected by the holders of Preferred Shares to serve until the next annual shareholders’ meeting subsequent to its election or thereafter in each case when its respective successors are duly elected or appointed. The first year elected or appointed represents the year in which the board member was first elected or appointed to any fund in the Nuveen Complex.

(2)	Also serves as a trustee of the Nuveen Diversified Commodity Fund, an exchange-traded commodity pool managed by Nuveen Commodities Asset Management, LLC, an affiliate of the Adviser.
(3)	Mr. Amboian is an interested trustee because of his position with Nuveen Investments, Inc. and certain of its subsidiaries, which are affiliates of the Nuveen Funds.
(4)
Officers serve one year terms through August of each year. The year first elected or appointed represents the year in which the Officer was first elected or appointed to any fund in the Nuveen Complex.

98 Nuveen Investments

Annual Investment Management
Agreement Approval Process(Unaudited)

The Board of Trustees (each, a “Board” and each Trustee, a “Board Member”) of the Funds, including the Board Members who are not parties to the Funds’ advisory or sub-advisory agreements or “interested persons” of any such parties (the “Independent Board Members”), are responsible for approving the advisory agreements (each, an “Investment Management Agreement”) between each Fund and Nuveen Fund Advisors, Inc. (the “Advisor”) and the sub-advisory agreements (each a “Sub-Advisory Agreement”) between the Advisor and Nuveen Asset Management, LLC (the “Sub-Advisor”) (the Investment Management Agreements and the Sub-Advisory Agreements are referred to collectively as the “Advisory Agreements”) and their periodic continuation. Pursuant to the Investment Company Act of 1940, as amended (the “1940 Act”), the Board is generally required to consider the continuation of advisory agreements and sub-advisory agreements on an annual basis. Accordingly, at an in-person meeting held on May 23-25, 2011 (the “May Meeting”), the Board, including a majority of the Independent Board Members, considered and approved the continuation of the Advisory Agreements for the Funds for an additional one-year period.

In preparation for their considerations at the May Meeting, the Board requested and received extensive materials prepared in connection with the review of the Advisory Agreements. The materials provided a broad range of information regarding the Funds, the Advisor and the Sub-Advisor (the Advisor and the Sub-Advisor are collectively, the “Fund Advisers” and each, a “Fund Adviser”). As described in more detail below, the information provided included, among other things, a review of Fund performance, including Fund investment performance assessments against peer groups and appropriate benchmarks, a comparison of Fund fees and expenses relative to peers, a description and assessment of shareholder service levels for the Funds, a summary of the performance of certain service providers, a review of product initiatives and shareholder communications and an analysis of the Fund Adviser’s profitability with comparisons to comparable peers in the managed fund business. As part of their annual review, the Board also held a separate meeting on April 19-20, 2011, to review the Funds’ investment performance and consider an analysis provided by the Advisor of the Sub-Advisor which generally evaluated the Sub-Advisor’s investment team, investment mandate, organizational structure and history, investment philosophy and process, performance of the applicable Fund, and significant changes to the foregoing. As a result of their review of the materials and discussions, the Board presented the Advisor with questions and the Advisor responded.

The materials and information prepared in connection with the review of the Advisory Agreements at the May Meeting supplemented the information provided to the Board

Nuveen Investments 99

Annual Investment Management Agreement
Approval Process (Unaudited) (continued)

during the year. In this regard, throughout the year, the Board, acting directly or through its committees, regularly reviews the performance and various services provided by the Advisor and, since the internal restructuring described in Section A below, the Sub-Advisor. The Board meets at least quarterly as well as at other times as the need arises. At its quarterly meetings, the Board reviews reports by the Advisor which include, among other things, Fund performance, a review of the investment teams and compliance reports. The Board also meets with key investment personnel managing the Fund portfolios during the year. In addition, the Board continues its program of seeking to visit each sub-advisor to the Nuveen funds at least once over a multiple year rotation, meeting with key investment and business personnel. The Board also met with State Street Bank & Trust Company, the Funds’ accountant and custodian, in 2010. The Board considers factors and information that are relevant to its consideration of the renewal of the Advisory Agreements at these meetings held throughout the year. Accordingly, the Board considered the information provided and knowledge gained at these meetings when performing its review at the May Meeting of the Advisory Agreements. The Independent Board Members are assisted throughout the process by independent legal counsel who provided materials describing applicable law and the duties of directors or trustees in reviewing advisory contracts and met with the Independent Board Members in executive sessions without management present.

The Board considered all factors it believed relevant with respect to each Fund, including among other factors: (a) the nature, extent and quality of the services provided by the Fund Advisers, (b) the investment performance of the Fund and Fund Advisers, (c) the advisory fees and costs of the services to be provided to the Funds and the profitability of the Fund Advisers, (d) the extent of any economies of scale, (e) any benefits derived by the Fund Advisers from the relationship with the Fund and (f) other factors. Each Board Member may have accorded different weight to the various factors in reaching his or her conclusions with respect to a Fund’s Advisory Agreements. The Independent Board Members did not identify any single factor as all important or controlling. The Independent Board Members’ considerations were instead based on a comprehensive consideration of all the information presented. The principal factors considered by the Board and its conclusions are described below.

A. Nature, Extent and Quality of Services

In considering renewal of the Advisory Agreements, the Independent Board Members considered the nature, extent and quality of the Fund Adviser’s services, including advisory services and the resulting Fund performance and administrative services. The Independent Board Members reviewed materials outlining, among other things, the Fund Adviser’s organization and business; the types of services that the Fund Adviser or its affiliates provide to the Funds; the performance record of the applicable Fund (as described in further detail below); and any initiatives Nuveen had taken for the applicable fund product line.

100 Nuveen Investments

In considering advisory services, the Board recognized that the Advisor provides various oversight, administrative, compliance and other services for the Funds and the Sub-Advisor provides the portfolio investment management services to the Funds. The Board recognized that Nuveen engaged in an internal restructuring in 2010 pursuant to which portfolio management services the Advisor had provided directly to the Funds were transferred to the Sub-Advisor, a newly-organized, wholly-owned subsidiary of the Advisor. Accordingly, in reviewing the portfolio management services provided to each Fund, the Board reviewed the materials provided by the Nuveen Investment Services Oversight Team analyzing, among other things, the Sub-Advisor’s investment team and changes thereto, organization and history, assets under management, Fund objectives and mandate, the investment teams’ philosophy and strategies in managing the Fund, developments affecting the Sub-Advisor or Fund and Fund performance. The Independent Board Members also reviewed portfolio manager compensation arrangements to evaluate each Fund Adviser’s ability to attract and retain high quality investment personnel, preserve stability, and reward performance but not provide an incentive to take undue risks. In addition, the Board considered the Advisor’s execution of its oversight responsibilities over the Sub-Advisor. Given the importance of compliance, the Independent Board Members also considered Nuveen’s compliance program, including the report of the chief compliance officer regarding the Funds’ compliance policies and procedures.

In addition to advisory services, the Board considered the quality and extent of administrative and other non-investment advisory services the Advisor and its affiliates provide to the Funds, including product management, investment services (such as oversight of investment policies and procedures, risk management, and pricing), fund administration, oversight of service providers, shareholder services, administration of Board relations, regulatory and portfolio compliance, legal support, managing leverage and promoting an orderly secondary market for common shares.

In reviewing the services provided, the Board also reviewed materials describing various notable initiatives and projects the Advisor performed in connection with the closed-end fund product line. These initiatives included continued activities to refinance auction rate preferred securities; ongoing services to manage leverage that has become increasingly complex; continued secondary market offerings and share repurchases for certain funds; and continued communications efforts with shareholders, fund analysts and financial advisers. With respect to the latter, the Independent Board Members noted Nuveen’s continued commitment to supporting the secondary market for the common shares of its closed-end funds through a comprehensive secondary market promotion program designed to raise investor and analyst awareness and understanding of closed-end funds. Nuveen’s support services included, among other things: continuing communications in support of refinancing efforts related to auction rate preferred securities; participating in conferences; communicating continually with closed-end fund analysts covering the Nuveen funds; providing marketing for the closed-end funds; and maintaining and enhancing a closed-end fund website.

Nuveen Investments 101

Annual Investment Management Agreement
Approval Process (Unaudited) (continued)

Based on their review, the Independent Board Members found that, overall, the nature, extent and quality of services provided to the respective Funds under each applicable Advisory Agreement were satisfactory.

B. The Investment Performance of the Funds and the Adviser

The Board, including the Independent Board Members, reviewed and considered the performance history of each Fund over various time periods. The Board reviewed, among other things, each Fund’s historic investment performance as well as information comparing the Fund’s performance information with that of other funds (the “Performance Peer Group”) based on data provided by an independent provider of mutual fund data and with recognized and/or customized benchmarks.

The Board reviewed reports, including a comprehensive analysis of the Funds’ performance and the applicable investment team. In this regard, the Board reviewed each Fund’s total return information compared to its Performance Peer Group for the quarter, one-, three- and five-year periods ending December 31, 2010 and for the same periods ending March 31, 2011. In addition, the Board reviewed each Fund’s total return information compared to recognized and/or customized benchmarks for the quarter, one-and three-year periods ending December 31, 2010 and for the same periods ending March 31, 2011. The Independent Board Members also reviewed historic premium and discount levels, including a summary of actions taken to address or discuss other developments affecting the secondary market discounts of various funds. This information supplemented the Fund performance information provided to the Board at each of its quarterly meetings.

In reviewing performance comparison information, the Independent Board Members recognized that the usefulness of the comparisons of the performance of certain funds with the performance of their respective Performance Peer Group may be limited because the Performance Peer Group may not adequately represent the objectives and strategies of the applicable funds or may be limited in size or number. In this regard, the Independent Board Members noted that the Performance Peer Groups of each of the Funds were classified as having significant differences from such Funds based on various considerations such as special fund objectives, potential investable universe and the composition of the peer set (e.g., the number and size of competing funds and number of competing managers). The Independent Board Members also noted that the investment experience of a particular shareholder in the Funds will vary depending on when such shareholder invests in the applicable Fund, the class held (if multiple classes are offered) and the performance of the Fund (or respective class) during that shareholder’s investment period.

With respect to each of the Funds, which, as noted above, had significant differences with its Performance Peer Group, the Independent Board Members considered the Fund’s performance compared to its respective benchmark. In this regard, the Independent Board Members noted that the Nuveen Insured Massachusetts Tax-Free Advantage Municipal Fund, Nuveen Missouri Premium Income Municipal Fund (the

102 Nuveen Investments

“Missouri Premium Income Fund”), Nuveen Massachusetts Premium Income Municipal Fund (the “Massachusetts Premium Income Fund”), and Nuveen Massachusetts Dividend Advantage Municipal Fund underperformed their respective benchmarks in the one-and three-year periods. In addition, they noted that the Nuveen Connecticut Dividend Advantage Municipal Fund, Nuveen Connecticut Premium Income Municipal Fund (the “Connecticut Premium Income Fund), Nuveen Connecticut Dividend Advantage Municipal Fund 2 and Nuveen Connecticut Dividend Advantage Municipal Fund 3 underperformed their respective benchmarks in the one-year period, but outperformed their benchmarks in the three-year period. With respect to any Funds that underper-formed their peers and/or benchmarks from time to time, the Board monitors such Funds closely and considers any steps necessary or appropriate to address such issues.

Based on their review, the Independent Board Members determined that each Fund’s investment performance had been satisfactory.

C. Fees, Expenses and Profitability
1. Fees and Expenses

The Board evaluated the management fees and expenses of each Fund reviewing, among other things, such Fund’s gross management fees, net management fees and net expense ratios in absolute terms as well as compared to the fee and expenses of a comparable universe of funds based on data provided by an independent fund data provider (the “Peer Universe”) and in certain cases, to a more focused subset of funds in the Peer Universe (the “Peer Group”) and any expense limitations.

The Independent Board Members further reviewed the methodology regarding the construction of the applicable Peer Universe and Peer Group (if any). In reviewing the comparisons of fee and expense information, the Independent Board Members took into account that in certain instances various factors such as: the asset level of a fund relative to peers; the limited size and particular composition of the Peer Universe or Peer Group; the investment objectives of the peers; expense anomalies; changes in the funds comprising the Peer Universe or Peer Group from year to year; levels of reimbursement; the timing of information used; the differences in the type and use of leverage; and differences in the states reflected in the Peer Universe or Peer Group may impact the comparative data thereby limiting the ability to make a meaningful comparison with peers.

In reviewing the fee schedule for a Fund, the Independent Board Members also considered the fund-level and complex-wide breakpoint schedules (described in further detail below) and any fee waivers and reimbursements provided by Nuveen (applicable, in particular, for certain closed-end funds launched since 1999). In reviewing fees and expenses, the Board considered the expenses and fees to be higher if they were over 10 basis points higher, slightly higher if they were 6 to 10 basis points higher, in line if they were within 5 basis points higher than the peer average and below if they were below the peer average of the Peer Group (if available) or Peer Universe if there was no separate Peer Group. The Independent Board Members

Nuveen Investments 103

Annual Investment Management Agreement
Approval Process (Unaudited) (continued)

noted that the Massachusetts Premium Income Fund and the Connecticut Premium Income Fund each had net management fees slightly higher or higher than the peer average but a net expense ratio below or in line with the peer average and that the Missouri Premium Income Fund had higher net management fees than its peer average and a slightly higher or higher net expense ratio compared to its peer average. The Independent Board Members observed that each of the other Funds had net management fees and net expense ratios below or in line with their peer averages.

Based on their review of the fee and expense information provided, the Independent Board Members determined that each Fund’s management fees were reasonable in light of the nature, extent and quality of services provided to the Fund.

2. Comparisons with the Fees of Other Clients

The Independent Board Members further reviewed information regarding the nature of services and fee rates offered by the Advisor to other clients, including municipal separately managed accounts and passively managed exchange traded funds (ETFs) sub-advised by the Advisor. In evaluating the comparisons of fees, the Independent Board Members noted that the fee rates charged to the Funds and other clients vary, among other things, because of the different services involved and the additional regulatory and compliance requirements associated with registered investment companies, such as the Funds. Accordingly, the Independent Board Members considered the differences in the product types, including, but not limited to, the services provided, the structure and operations, product distribution and costs thereof, portfolio investment policies, investor profiles, account sizes and regulatory requirements. The Independent Board Members noted, in particular, that the range of services provided to the Funds (as discussed above) is much more extensive than that provided to separately managed accounts. Given the inherent differences in the products, particularly the extensive services provided to the Funds, the Independent Board Members believe such facts justify the different levels of fees.

In considering the fees of the Sub-Advisor, the Independent Board Members also considered the pricing schedule or fees that the Sub-Advisor charges for similar investment management services for other Nuveen funds.

3. Profitability of Nuveen

In conjunction with its review of fees, the Independent Board Members also considered the profitability of Nuveen for its advisory activities (which incorporated Nuveen’s wholly-owned affiliated sub-advisers) and its financial condition. The Independent Board Members reviewed the revenues and expenses of Nuveen’s advisory activities for the last two years, the allocation methodology used in preparing the profitability data and an analysis of the key drivers behind the changes in revenues and expenses that impacted profitability in 2010. The Independent Board Members noted this information supplemented the profitability information requested and received during the year to help keep them apprised of developments affecting profitability (such as changes in fee waivers and expense

104 Nuveen Investments

reimbursement commitments). In this regard, the Independent Board Members noted that they have an Independent Board Member serve as a point person to review and keep them apprised of changes to the profitability analysis and/or methodologies during the year. The Independent Board Members also considered Nuveen’s revenues for advisory activities, expenses, and profit margin compared to that of various unaffiliated management firms with similar amounts of assets under management and relatively comparable asset composition prepared by Nuveen.

In reviewing profitability, the Independent Board Members recognized the subjective nature of determining profitability which may be affected by numerous factors including the allocation of expenses. Further, the Independent Board Members recognized the difficulties in making comparisons as the profitability of other advisers generally is not publicly available and the profitability information that is available for certain advisers or management firms may not be representative of the industry and may be affected by, among other things, the adviser’s particular business mix, capital costs, types of funds managed and expense allocations. Notwithstanding the foregoing, the Independent Board Members reviewed Nuveen’s methodology and assumptions for allocating expenses across product lines to determine profitability. In reviewing profitability, the Independent Board Members recognized Nuveen’s investment in its fund business. Based on their review, the Independent Board Members concluded that the Advisor’s level of profitability for its advisory activities was reasonable in light of the services provided.

In evaluating the reasonableness of the compensation, the Independent Board Members also considered other amounts paid to a Fund Adviser by the Funds as well as any indirect benefits (such as soft dollar arrangements, if any) the Fund Adviser and its affiliates receive, or are expected to receive, that are directly attributable to the management of the Funds, if any. See Section E below for additional information on indirect benefits the Fund Adviser may receive as a result of its relationship with the Funds. Based on their review of the overall fee arrangements of each Fund, the Independent Board Members determined that the advisory fees and expenses of the respective Fund were reasonable.

D. Economies of Scale and Whether Fee Levels Reflect These Economies of Scale

With respect to economies of scale, the Independent Board Members have recognized the potential benefits resulting from the costs of a fund being spread over a larger asset base, although economies of scale are difficult to measure and predict with precision, particularly on a fund-by-fund basis. One method to help ensure the shareholders share in these benefits is to include breakpoints in the advisory fee schedule. Generally, management fees for funds in the Nuveen complex are comprised of a fund-level component and a complex-level component, subject to certain exceptions. Accordingly, the Independent Board Members reviewed and considered the applicable fund-level breakpoints in the advisory fee schedules that reduce advisory fees as asset levels increase. Further, the Independent Board Members noted that although closed-end

Nuveen Investments 105

Annual Investment Management Agreement
Approval Process (Unaudited) (continued)

funds may from time-to-time make additional share offerings, the growth of their assets will occur primarily through the appreciation of such funds’ investment portfolio.

In addition to fund-level advisory fee breakpoints, the Board also considered the Funds’ complex-wide fee arrangement. Pursuant to the complex-wide fee arrangement, the fees of the funds in the Nuveen complex are generally reduced as the assets in the fund complex reach certain levels. The complex-wide fee arrangement seeks to provide the benefits of economies of scale to fund shareholders when total fund complex assets increase, even if assets of a particular fund are unchanged or have decreased. The approach reflects the notion that some of Nuveen’s costs are attributable to services provided to all its funds in the complex and therefore all funds benefit if these costs are spread over a larger asset base.

Based on their review, the Independent Board Members concluded that the breakpoint schedules and complex-wide fee arrangement were acceptable and reflect economies of scale to be shared with shareholders when assets under management increase.

E. Indirect Benefits

In evaluating fees, the Independent Board Members received and considered information regarding potential “fall out” or ancillary benefits the respective Fund Adviser or its affiliates may receive as a result of its relationship with each Fund. In this regard, the Independent Board Members considered any revenues received by affiliates of the Advisor for serving as agent at Nuveen’s trading desk and as co-manager in initial public offerings of new closed-end funds.

In addition to the above, the Independent Board Members considered whether each Fund Adviser received any benefits from soft dollar arrangements whereby a portion of the commissions paid by a Fund for brokerage may be used to acquire research that may be useful to the Fund Adviser in managing the assets of the Funds and other clients. The Independent Board Members recognized that each Fund Adviser has the authority to pay a higher commission in return for brokerage and research services if it determines in good faith that the commission paid is reasonable in relation to the value of the brokerage and research services provided. Nevertheless, the Independent Board Members noted that commissions are generally not paid in connection with municipal securities transactions typically executed on a principal basis.

Based on their review, the Independent Board Members concluded that any indirect benefits received by a Fund Adviser as a result of its relationship with the Funds were reasonable and within acceptable parameters.

F. Other Considerations

The Independent Board Members did not identify any single factor discussed previously as all-important or controlling. The Board Members, including the Independent Board Members, unanimously concluded that the terms of each Advisory Agreement are fair and reasonable, that the respective Fund Adviser’s fees are reasonable in light of the services provided to each Fund and that the Advisory Agreements be renewed.

106 Nuveen Investments

Reinvest Automatically,
Easily and Conveniently

Nuveen makes reinvesting easy. A phone call is all it takes to set up your reinvestment account.

Nuveen Closed-End Funds Automatic Reinvestment Plan

Your Nuveen Closed-End Fund allows you to conveniently reinvest distributions in additional Fund shares.

By choosing to reinvest, you’ll be able to invest money regularly and automatically, and watch your investment grow through the power of compounding. Just like distributions in cash, there may be times when income or capital gains taxes may be payable on distributions that are reinvested.

It is important to note that an automatic reinvestment plan does not ensure a profit, nor does it protect you against loss in a declining market.

Easy and convenient

To make recordkeeping easy and convenient, each month you’ll receive a statement showing your total distributions, the date of investment, the shares acquired and the price per share, and the total number of shares you own.

How shares are purchased

The shares you acquire by reinvesting will either be purchased on the open market or newly issued by the Fund. If the shares are trading at or above net asset value at the time of valuation, the Fund will issue new shares at the greater of the net asset value or 95% of the then-current market price. If the shares are trading at less than net asset value, shares for your account will be purchased on the open market. If the Plan Agent begins purchasing Fund shares on the open market while shares are trading below net asset value, but the Fund’s shares subsequently trade at or above their net asset value before the Plan Agent is able to complete its purchases, the Plan Agent may cease open-market purchases and may invest the uninvested portion of the distribution in newly-issued Fund shares at a price equal to the greater of the shares’ net asset value or 95% of the shares’ market value on the last business day immediately prior to the purchase date. Distributions received to purchase shares in the open market will normally be invested shortly after the distribution payment date. No interest will be paid on distributions awaiting reinvestment. Because the market price of the shares may increase before purchases are completed, the average purchase price per share may

Nuveen Investments 107

Reinvest Automatically,
Easily and Conveniently (continued)

exceed the market price at the time of valuation, resulting in the acquisition of fewer shares than if the distribution had been paid in shares issued by the Fund. A pro rata portion of any applicable brokerage commissions on open market purchases will be paid by Plan participants. These commissions usually will be lower than those charged on individual transactions.

Flexible

You may change your distribution option or withdraw from the Plan at any time, should your needs or situation change.

You can reinvest whether your shares are registered in your name, or in the name of a brokerage firm, bank, or other nominee. Ask your investment advisor if his or her firm will participate on your behalf. Participants whose shares are registered in the name of one firm may not be able to transfer the shares to another firm and continue to participate in the Plan.

The Fund reserves the right to amend or terminate the Plan at any time. Although the Fund reserves the right to amend the Plan to include a service charge payable by the participants, there is no direct service charge to participants in the Plan at this time.

Call today to start reinvesting distributions

For more information on the Nuveen Automatic Reinvestment Plan or to enroll in or withdraw from the Plan, speak with your financial advisor or call us at (800) 257-8787.

108 Nuveen Investments

Glossary of Terms
Used in this Report

•
Auction Rate Bond: An auction rate bond is a security whose interest payments are adjusted periodically through an auction process, which process typically also serves as a means for buying and selling the bond. Auctions that fail to attract enough buyers for all the shares offered for sale are deemed to have “failed,” with current holders receiving a formula-based interest rate until the next scheduled auction.

•
Average Annual Total Return: This is a commonly used method to express an investment’s performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the invest- ment’s actual cumulative performance (including change in NAV or market price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

•
Average Effective Maturity: The market-value-weighted average of the effective maturity dates of the individual securities including cash. In the case of a bond that has been advance-refunded to a call date, the effective maturity is the date on which the bond is scheduled to be redeemed using the proceeds of an escrow account. In most other cases the effective maturity is the stated maturity date of the security.

•
Effective Leverage: Effective leverage is a Fund’s effective economic leverage, and includes both structural leverage and the leverage effects of certain derivative invest- ments in the Fund’s portfolio. Currently, the leverage effects of Tender Option Bond (TOB) inverse floater holdings are included in effective leverage values, in addition to any structural leverage.

•
Inverse Floaters: Inverse floating rate securities, also known as inverse floaters, are created by depositing a municipal bond, typically with a fixed interest rate, into a special purpose trust created by a broker-dealer. This trust, in turn, (a) issues floating rate certificates typically paying short-term tax-exempt interest rates to third parties in amounts equal to some fraction of the deposited bond’s par amount or market value, and (b) issues an inverse floating rate certificate (sometimes referred to as an “inverse floater”) to an investor (such as a Fund) interested in gaining investment exposure to a long-term municipal bond. The income received by the holder of the inverse floater varies inversely with the short-term rate paid to the floating rate certificates’ holders, and in most circumstances the holder of the inverse floater bears substantially all of the underlying bond’s downside investment risk. The holder of the inverse floater typi- cally also benefits disproportionately from any potential appreciation of the underlying bond’s value. Hence, an inverse floater essentially represents an investment in the underlying bond on a leveraged basis.

•	Leverage: Using borrowed money to invest in securities or other assets.

Nuveen Investments 109

Glossary of Terms
Used in this Report (continued)

•
Leverage-Adjusted Duration: Duration is a measure of the expected period over which a bond’s principal and interest will be paid, and consequently is a measure of the sensitivity of a bond’s or bond Fund’s value to changes when market interest rates change. Generally, the longer a bond’s or Fund’s duration, the more the price of the bond or Fund will change as interest rates change. Leverage-adjusted duration takes into account the leveraging process for a Fund and therefore is longer than the duration of the Fund’s portfolio of bonds.

•	Market Yield (also known as Dividend Yield or Current Yield): An investment’s current annualized dividend divided by its current market price.

•
Net Asset Value (NAV): A Fund’s NAV per common share is calculated by subtracting the liabilities of the Fund (including any Preferred shares issued in order to leverage the Fund) from its total assets and then dividing the remainder by the number of common shares outstanding. Fund NAVs are calculated at the end of each business day.

•
Pre-Refunding: Pre-Refunding, also known as advanced refundings or refinancings, is a procedure used by state and local governments to refinance municipal bonds to lower interest expenses. The issuer sells new bonds with a lower yield and uses the proceeds to buy U.S. Treasury securities, the interest from which is used to make payments on the higher-yielding bonds. Because of this collateral, pre-refunding generally raises a bond’s credit rating and thus its value.

•
Structural Leverage: Structural Leverage consists of preferred shares or debt issued by the fund. Both of these are part of a fund’s capital structure. Structural leverage is sometimes referred to as “‘40 Act Leverage” and is subject to asset coverage limits set in the Investment Company Act of 1940.

•	Taxable-Equivalent Yield: The yield necessary from a fully taxable investment to equal, on an after-tax basis, the yield of a municipal bond investment.

•
Zero Coupon Bond: A zero coupon bond does not pay a regular interest coupon to its holders during the life of the bond. Tax-exempt income to the holder of the bond comes from accretion of the difference between the original purchase price of the bond at issuance and the par value of the bond at maturity and is effectively paid at maturity. The market prices of zero coupon bonds generally are more volatile than the market prices of bonds that pay interest periodically.

110 Nuveen Investments

Other Useful Information

Board of Trustees
John P. Amboian
Robert P. Bremner
Jack B. Evans
William C. Hunter
David J. Kundert
William J. Schneider
Judith M. Stockdale
Carole E. Stone
Virginia L. Stringer
Terence J. Toth

Fund Manager
Nuveen Fund Advisors, Inc.
333 West Wacker Drive
Chicago, IL 60606

Custodian
State Street Bank
& Trust Company
Boston, MA

Transfer Agent and
Shareholder Services
State Street Bank & Trust
Company
Nuveen Funds
P.O. Box 43071
Providence, RI 02940-3071
(800) 257-8787

Legal Counsel
Chapman and Cutler LLP
Chicago, IL

Independent Registered
Public Accounting Firm
Ernst & Young LLP
Chicago, IL

Quarterly Portfolio of Investments and Proxy Voting Information

You may obtain (i) each Fund’s quarterly portfolio of investments, (ii) information regarding how each Fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, and (iii) a description of the policies and procedures that each Fund used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen Investments toll-free at (800) 257-8787 or on Nuveen’s website at www.nuveen.com.

You may also obtain this and other Fund information directly from the Securities and Exchange Commission (SEC). The SEC may charge a copying fee for this information. Visit the SEC on-line at http://www.sec.gov or in person at the SEC’s Public Reference Room in Washington, D.C. Call the SEC at (202) 942-8090 for room hours and operation. You may also request Fund information by sending an e-mail request to publicinfo@sec.gov or by writing to the SEC’s Public References Section at 100 F Street NE, Washington, D.C. 20549.

CEO Certification Disclosure

Each Fund’s Chief Executive Officer (CEO) has submitted to the New York Stock Exchange (NYSE) the annual CEO certification as required by Section 303A.12(a) of the NYSE Listed Company Manual.

Each Fund has filed with the SEC the certification of its Chief Executive Officer and Chief Financial Officer required by Section 302 of the Sarbanes-Oxley Act.

Common and Preferred Share Information

Each Fund intends to repurchase and/or redeem shares of its own common and/or auction rate preferred stock in the future at such times and in such amounts as is deemed advisable. During the period covered by this report, the Funds repurchased and/or redeemed shares of their common and/or auction rate preferred stock as shown in the accompanying table.
	Common Shares	Preferred Shares
Fund	Repurchased	Redeemed
NTC	—	629
NFC	—	—
NGK	—	—
NGO	—	—
NMT	—	576
NMB	—	—
NGX	—	—
NOM	—	640
Any future repurchases and/or redemptions will be reported to shareholders in the next annual or semi-annual report.

Nuveen Investments 111

Nuveen Investments:
Serving Investors for Generations

Since 1898, financial advisors and their clients have relied on Nuveen Investments to provide dependable investment solutions through continued adherence to proven, long-term investing principles. Today, we offer a range of high quality equity and fixed-income solutions designed to be integral components of a well-diversified core portfolio.

Focused on meeting investor needs.

Nuveen Investments is a global investment management firm that seeks to help secure the long-term goals of institutions and high net worth investors as well as the consultants and financial advisors who serve them. We market our growing range of specialized investment solutions under the high-quality brands of HydePark, NWQ, Nuveen Asset Management, Santa Barbara, Symphony, Tradewinds and Winslow Capital. In total, Nuveen Investments managed approximately $206 billion of assets as of March 31, 2011.

Find out how we can help you.

To learn more about how the products and services of Nuveen Investments may be able to help you meet your financial goals, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Investors should consider the investment objective and policies, risk considerations, charges and expenses of any investment carefully. Where applicable, be sure to obtain a prospectus, which contains this and other relevant information. To obtain a prospectus, please contact your securities representative or Nuveen Investments, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.

Learn more about Nuveen Funds at: www.nuveen.com/cef

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It only takes a minute to sign up for e-Reports. Once enrolled, you’ll receive an e-mail as soon as your Nuveen Fund information is ready - no more waiting for delivery by regular mail. Just click on the link within the e-mail to see the report and save it on your computer if you wish.

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OR

www.nuveen.com/accountaccess

If you receive your Nuveen Fund distributions and statements directly from Nuveen.

Distributed by
Nuveen Securities, LLC
333 West Wacker Drive
Chicago, IL 60606
www.nuveen.com

EAN-B-0511D

ITEM 2. CODE OF ETHICS.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. There were no amendments to or waivers from the Code during the period covered by this report. The registrant has posted the code of ethics on its website at www.nuveen.com/CEF/Info/Shareholder. (To view the code, click on Fund Governance and then click on Code of Conduct.)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant's Board of Directors or Trustees (“Board”) determined that the registrant has at least one “audit committee financial expert” (as defined in Item 3 of Form N-CSR) serving on its Audit Committee. The registrant's audit committee financial expert is Carole E. Stone, who is “independent” for purposes of Item 3 of Form N-CSR.

Ms. Stone served for five years as Director of the New York State Division of the Budget. As part of her role as Director, Ms. Stone was actively involved in overseeing the development of the State's operating, local assistance and capital budgets, its financial plan and related documents; overseeing the development of the State's bond-related disclosure documents and certifying that they fairly presented the State's financial position; reviewing audits of various State and local agencies and programs; and coordinating the State's system of internal audit and control. Prior to serving as Director, Ms. Stone worked as a budget analyst/examiner with increasing levels of responsibility over a 30 year period, including approximately five years as Deputy Budget Director.  Ms. Stone has also served as Chair of the New York State Racing Association Oversight Board, as Chair of the Public Authorities Control Board, as a Commissioner on the New York State Commission on Public Authority Reform and as a member of the Boards of Directors of several New York State public authorities. These positions have involved overseeing operations and finances of certain entities and assessing the adequacy of project/entity financing and financial reporting. Currently, Ms. Stone is on the Board of Directors of CBOE Holdings, Inc., of the Chicago Board Options Exchange, and of C2 Options Exchange. Ms. Stone's position on the boards of these entities and as a member of both CBOE Holdings' Audit Committee and its Finance Committee has involved, among other things, the oversight of audits, audit plans and preparation of financial statements.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Nuveen Missouri Premium Income Municipal Fund

The following tables show the amount of fees that Ernst & Young LLP, the Fund's auditor, billed to the Fund during the Fund's last two full fiscal years. For engagements with Ernst & Young LLP the Audit Committee approved in advance all audit services and non-audit services that Ernst & Young LLP provided to the Fund, except for those non-audit services that were subject to the pre-approval exception under Rule 2-01 of Regulation S-X (the “pre-approval exception”). The pre-approval exception for services provided directly to the Fund waives the pre-approval requirement for services other than audit, review or attest services if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid by the Fund to its accountant during the fiscal year in which the services are provided; (B) the Fund did not recognize the services as non-audit services at the time of the engagement; and (C) the services are promptly brought to the Audit Committee's attention, and the Committee (or its delegate) approves the services before the audit is completed.

The Audit Committee has delegated certain pre-approval responsibilities to its Chairman (or, in his absence, any other member of the Audit Committee).

SERVICES THAT THE FUND'S AUDITOR BILLED TO THE FUND

	Audit Fees Billed	Audit-Related Fees	Tax Fees	All Other Fees
Fiscal Year Ended	to Fund 1	Billed to Fund 2	Billed to Fund 3	Billed to Fund 4
May 31, 2011	$18,200	$12,500	$0	$850

Percentage approved	0%	0%	0%	0%
pursuant to
pre-approval
exception

May 31, 2010	$8,837	$0	$0	$850

Percentage approved	0%	0%	0%	0%
pursuant to
pre-approval
exception

1 "Audit Fees" are the aggregate fees billed for professional services for the audit of the Fund's annual financial statements and services provided in connection with statutory and regulatory filings or engagements.

2 "Audit Related Fees" are the aggregate fees billed for assurance and related services reasonably related to the performance of the audit or review of financial statements and are not reported under "Audit Fees".

3 "Tax Fees" are the aggregate fees billed for professional services for tax advice, tax compliance, and tax planning.

4 "All Other Fees" are the aggregate fees billed for products and services for agreed upon procedures engagements performed for leveraged funds.

SERVICES THAT THE FUND'S AUDITOR BILLED TO THE ADVISER AND AFFILIATED FUND SERVICE PROVIDERS

The following tables show the amount of fees billed by Ernst & Young LLP to Nuveen Fund Advisors, Inc. (formerly Nuveen Asset Management) (the “Adviser” or “NFA”), and any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund (“Affiliated Fund Service Provider”), for engagements directly related to the Fund's operations and financial reporting, during the Fund's last two full fiscal years.

The tables also show the percentage of fees subject to the pre-approval exception. The pre-approval exception for services provided to the Adviser and any Affiliated Fund Service Provider (other than audit, review or attest services) waives the pre-approval requirement if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid to Ernst & Young LLP by the Fund, the Adviser and Affiliated Fund Service Providers during the fiscal year in which the services are provided that would have to be pre-approved by the Audit Committee; (B) the Fund did not recognize the services as non-audit services at the time of the engagement; and (C) the services are promptly brought to the Audit Committee's attention, and the Committee (or its delegate) approves the services before the Fund's audit is completed.

Fiscal Year Ended	Audit-Related Fees	Tax Fees Billed to	All Other Fees
	Billed to Adviser and	Adviser and	Billed to Adviser
	Affiliated Fund	Affiliated Fund	and Affiliated Fund
	Service Providers	Service Providers	Service Providers
May 31, 2011	$0	$0	$0

Percentage approved	0%	0%	0%
pursuant to
pre-approval
exception

May 31, 2010	$0	$0	$0

Percentage approved	0%	0%	0%
pursuant to
pre-approval
exception

NON-AUDIT SERVICES

The following table shows the amount of fees that Ernst & Young LLP billed during the Fund's last two full fiscal years for non-audit services. The Audit Committee is required to pre-approve non-audit services that Ernst & Young LLP provides to the Adviser and any Affiliated Fund Services Provider, if the engagement related directly to the Fund's operations and financial reporting (except for those subject to the pre-approval exception described above). The Audit Committee requested and received information from Ernst & Young LLP about any non-audit services that Ernst & Young LLP rendered during the Fund's last fiscal year to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating Ernst & Young LLP's independence.

Fiscal Year Ended		Total Non-Audit Fees
billed to Adviser and
		Affiliated Fund Service	Total Non-Audit Fees
		Providers (engagements	billed to Adviser and
		related directly to the	Affiliated Fund Service
	Total Non-Audit Fees	operations and financial	Providers (all other
	Billed to Fund	reporting of the Fund)	engagements)	Total
May 31, 2011	$850	$0	$0	$850
May 31, 2010	$850	$0	$0	$850

"Non-Audit Fees billed to Fund" for both fiscal year ends represent "Tax Fees" and "All Other Fees" billed to Fund in their respective amounts from the previous table.

Audit Committee Pre-Approval Policies and Procedures. Generally, the Audit Committee must approve (i) all non-audit services to be performed for the Fund by the Fund's independent accountants and (ii) all audit and non-audit services to be performed by the Fund's independent accountants for the Affiliated Fund Service Providers with respect to operations and financial reporting of the Fund. Regarding tax and research projects conducted by the independent accountants for the Fund and Affiliated Fund Service Providers (with respect to operations and financial reports of the Fund) such engagements will be (i) pre-approved by the Audit Committee if they are expected to be for amounts greater than $10,000; (ii) reported to the Audit Committee chairman for his verbal approval prior to engagement if they are expected to be for amounts under $10,000 but greater than $5,000; and (iii) reported to the Audit Committee at the next Audit Committee meeting if they are expected to be for an amount under $5,000.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

The registrant's Board has a separately designated Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (15 U.S.C. 78c(a)(58)(A)). The members of the audit committee are Robert P. Bremner, Terence J. Toth, William J. Schneider, Carole E. Stone and David J. Kundert.

ITEM 6. SCHEDULE OF INVESTMENTS.

a) See Portfolio of Investments in Item 1.

b) Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Nuveen Fund Advisors, Inc. (“Adviser”) is the registrant’s investment adviser. NFA is responsible for the on-going monitoring of the Fund’s investment portfolio, managing the Fund’s business affairs and providing certain clerical, bookkeeping and administrative services. The Adviser has engaged Nuveen Asset Management, LLC (“Sub-Adviser”) as Sub-Adviser to provide discretionary investment advisory services. As part of these services, the Adviser has delegated to the Sub-Adviser the full responsibility for proxy voting on securities held in the registrant’s portfolio and related duties in accordance with the Sub-Adviser's policy and procedures. The Adviser periodically monitors the Sub-Adviser's voting to ensure that it is carrying out its duties. The Sub-Adviser’s proxy voting policies and procedures are attached to this filing as an exhibit and incorporated herein by reference.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Nuveen Fund Advisors, Inc. is the registrant's investment adviser (also referred to as the "Adviser".)  The Adviser is responsible for the selection and on-going monitoring of the Fund's investment portfolio, managing the Fund's business affairs and providing certain clerical, bookkeeping and administrative services.  The Adviser has engaged Nuveen Asset Management, LLC (“NAM” or “Sub-Adviser”) as Sub-Adviser to provide discretionary investment advisory services. The following section provides information on the portfolio manager at the Sub-Adviser:

The Portfolio Manager

The following individual has primary responsibility for the day-to-day implementation of the registrant’s investment strategies:

Name	Fund
Christopher L. Drahn	Nuveen Missouri Premium Income Municipal Fund

Other Accounts Managed. In addition to managing the registrant, the portfolio manager is also primarily responsible for the day-to-day portfolio management of the following accounts:

Portfolio Manager	Type of Account Managed	Number of Accounts	Assets
Christopher L. Drahn	Registered Investment Company	12	$2.864 billion
	Other Pooled Investment Vehicles	0	$0
	Other Accounts	4	$214 million
*	Assets are as of May 31, 2011. None of the assets in these accounts are subject to an advisory fee based on performance.

Compensation. Portfolio manager compensation consists primarily of base pay, an annual cash bonus and long-term incentive payments.

Base pay. Base pay is determined based upon an analysis of the portfolio manager‘s general performance, experience, and market levels of base pay for such position.

Annual cash bonus. The Fund’s portfolio manager is eligible for an annual cash bonus determined based upon the  portfolio manager‘s performance, experience and market levels of base pay for such position. The maximum potential annual cash bonus is equal to a multiple of base pay.

A portion of the portfolio manager‘s annual cash bonus is based on his or her Fund‘s investment performance, generally measured over the past one- and three-year periods unless the portfolio manager‘s tenure is shorter. Investment performance for the Fund is determined by evaluating the Fund‘s performance relative to its benchmark(s) and/or Lipper industry peer group.

Bonus amounts can also be influenced by factors other than investment performance. These other factors are more subjective and are based on evaluations by each portfolio manager‘s supervisor and reviews submitted by his or her peers. These reviews and evaluations often take into account a number of factors, including the portfolio manager‘s effectiveness in communicating investment performance to shareholders and their advisors, his or her contribution to NAM‘s investment process and to the execution of investment strategies consistent with risk guidelines, his or her participation in asset growth, and his or her compliance with NAM‘s policies and procedures.

Investment performance is measured on a pre-tax basis, gross of fees for a Fund‘s results and for its Lipper industry peer group.

Long-term incentive compensation. Certain key employees of Nuveen Investments and its affiliates, including certain portfolio managers, have received profits interests in the parent company of Nuveen Investments which entitle their holders to participate in the appreciation in the value of Nuveen Investments. In addition, in July 2009, Nuveen Investments created and funded a trust which purchased shares of certain Nuveen Mutual Funds and awarded such shares, subject to vesting, to certain key employees, including certain portfolio managers. Finally, certain key employees of  NAM, including certain portfolio managers, have received profits interests in NAM which entitle their holders to participate in the firm‘s growth over time.

Material Conflicts of Interest. Each portfolio manager’s simultaneous management of the registrant and the other accounts noted above may present actual or apparent conflicts of interest with respect to the allocation and aggregation of securities orders placed on behalf of the Registrant and the other account. NAM, however, believes that such potential conflicts are mitigated by the fact that the NAM has adopted several policies that address potential conflicts of interest, including best execution and trade allocation policies that are designed to ensure (1) that portfolio management is seeking the best price for portfolio securities under the circumstances, (2) fair and equitable allocation of investment opportunities among accounts over time and (3) compliance with applicable regulatory requirements. All accounts are to be treated in a non-preferential manner, such that allocations are not based upon account performance, fee structure or preference of the portfolio manager, although the allocation procedures may provide allocation preferences to funds with special characteristics (such as favoring state funds versus national funds for allocations of in-state bonds). In addition, NAM has adopted a Code of Conduct that sets forth policies regarding conflicts of interest.

Beneficial Ownership of Securities. As of the May 31, 2011, the portfolio manager beneficially owned the following dollar range of equity securities issued by the Registrant and other Nuveen Funds managed by NAM’s municipal investment team.

Name of Portfolio Manager	Fund	Dollar range of equity securities beneficially owned in Fund	Dollar range of equity securities beneficially owned in the remainder of Nuveen funds managed by NAM’s municipal investment team
Christopher L. Drahn	Nuveen Missouri Premium Income Municipal Fund	$0	$10,001-$50,000

PORTFOLIO MANAGER BIO:

Christopher L. Drahn, CFA, Senior Vice President of NAM, manages several municipal funds and portfolios.  He joined NAM on January 1, 2011 in connection with Nuveen Fund Advisors acquiring a portion of the asset management business of FAF Advisors.  He began working in the financial industry when he joined FAF Advisors in 1980.  Chris became a portfolio manager in 1988.  He received a B.A. from Wartburg College and an M.B.A. in finance from the University of Minnesota.  Chris holds the Chartered Financial Analyst designation.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant's Board implemented after the registrant last provided disclosure in response to this item.

ITEM 11. CONTROLS AND PROCEDURES.

(a)
The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)
There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a)(1)
Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable because the code is posted on registrant's website at www.nuveen.com/CEF/Info/ Shareholder and there were no amendments during the period covered by this report. (To view the code, click on Fund Governance and then Code of Conduct.)

(a)(2)
A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) in the exact form set forth below: Ex-99.CERT Attached hereto.

(a)(3)
Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable.

(b)
If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)); Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference. Ex-99.906 CERT attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nuveen Missouri Premium Income Municipal Fund

By (Signature and Title) /s/ Kevin J. McCarthy
Kevin J. McCarthy
Vice President and Secretary

Date: August 5, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title) /s/ Gifford R. Zimmerman
Gifford R. Zimmerman
Chief Administrative Officer
(principal executive officer)

Date: August 5, 2011

By (Signature and Title) /s/ Stephen D. Foy
Stephen D. Foy
Vice President and Controller
(principal financial officer)

Date: August 5, 2011